Exhibit 10.4

MULTIFAMILY LOAN AND SECURITY AGREEMENT
(NON-RECOURSE)

BY AND BETWEEN

3221 KELLER SPRINGS ROAD OWNER, LLC,
a Delaware limited liability company

AND

CBRE MULTIFAMILY CAPITAL, INC.,
a Delaware corporation

DATED AS OF

February 25, 2021

TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS; SUMMARY OF MORTGAGE LOAN TERMS		1

SECTION 1.01 DEFINED TERMS.		1
SECTION 1.02 SCHEDULES, EXHIBITS, AND ATTACHMENTS INCORPORATED.		1

ARTICLE 2 - GENERAL MORTGAGE LOAN TERMS		2

SECTION 2.01 MORTGAGE LOAN ORIGINATION AND SECURITY.		2
(a)	Making of Mortgage Loan.	2
(b)	Security for Mortgage Loan.	2
(c)	Protective Advances.	2
SECTION 2.02 PAYMENTS ON MORTGAGE LOAN		2
(a)	Debt Service Payments	2
(b)	Capitalization of Accrued But Unpaid Interest.	3
(c)	Late Charges	3
(d)	Default Rate	4
(e)	Address for Payments	5
(f)	Application of Payments.	5
SECTION 2.03 LOCKOUT/PREPAYMENT.		6
(a)	Prepayment; Prepayment Lockout; Prepayment Premium	6
(b)	Voluntary Prepayment in Full.	6
(c)	Acceleration of Mortgage Loan	7
(d)	Application of Collateral.	7
(e)	Casualty and Condemnation	7
(f)	No Effect on Payment Obligations	8
(g)	Loss Resulting from Prepayment.	8

ARTICLE 3 - PERSONAL LIABILITY		8

SECTION 3.01 NON-RECOURSE MORTGAGE LOAN; EXCEPTIONS		8
SECTION 3.02 PERSONAL LIABILITY OF BORROWER (EXCEPTIONS TO NON-RECOURSE PROVISION).		9
(a)	Personal Liability Based on Lender’s Loss.	9
(b)	Full Personal Liability for Mortgage Loan	10
SECTION 3.03 PERSONAL LIABILITY FOR INDEMNITY OBLIGATIONS.		10
SECTION 3.04 LENDER’S RIGHT TO FOREGO RIGHTS AGAINST MORTGAGED PROPERTY		11

ARTICLE 4 - BORROWER STATUS		11

SECTION 4.01 REPRESENTATIONS AND WARRANTIES.		11
(a)	Due Organization and Qualification; Organizational Agreements	11
(b)	Location	12
(c)	Power and Authority.	12
(d)	Due Authorization.	12
(e)	Valid and Binding Obligations	13
(f)	Effect of Mortgage Loan on Borrower’s Financial Condition.	13
(g)	Economic Sanctions, Anti-Money Laundering, and Anti-Corruption	13
(h)	Borrower Single Asset Status	14
(i)	No Bankruptcies or Judgments	15
(j)	No Actions or Litigation	16
(k)	Payment of Taxes, Assessments, and Other Charges.	16
(l)	Not a Foreign Person.	16
(m)	ERISA.	16
(n)	Default Under Other Obligations.	17
(o)	Prohibited Person.	17
(p)	No Contravention.	17
(q)	Lockbox Arrangement	17

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SECTION 4.02 COVENANTS.		18
(a)	Maintenance of Existence; Organizational Documents	18
(b)	Economic Sanctions, Anti-Money Laundering, and Anti-Corruption	18
(c)	Payment of Taxes, Assessments, and Other Charges.	19
(d)	Borrower Single Asset Status	19
(e)	ERISA.	20
(f)	Notice of Litigation or Insolvency.	21
(g)	Payment of Costs, Fees, and Expenses	21
(h)	Restrictions on Distributions.	22
(i)	Lockbox Arrangement	22

ARTICLE 5 - THE MORTGAGE LOAN		22

SECTION 5.01 REPRESENTATIONS AND WARRANTIES.		22
(a)	Receipt and Review of Loan Documents.	22
(b)	No Default.	22
(c)	No Defenses.	22
(d)	Loan Document Taxes	22
SECTION 5.02 COVENANTS.		23
(a)	Ratification of Covenants; Estoppels; Certifications	23
(b)	Further Assurances.	23
(c)	Sale of Mortgage Loan.	24
(d)	Limitations on Further Acts of Borrower.	25
(e)	Financing Statements; Record Searches	25
(f)	Loan Document Taxes	25

ARTICLE 6 - PROPERTY USE, PRESERVATION, AND MAINTENANCE		26

SECTION 6.01 REPRESENTATIONS AND WARRANTIES.		26
(a)	Compliance with Law; Permits and Licenses.	26
(b)	Property Characteristics.	26
(c)	Property Ownership	27
(d)	Condition of the Mortgaged Property	27
(e)	Personal Property.	27
SECTION 6.02 COVENANTS.		27
(a)	Use of Property	27
(b)	Property Maintenance	28
(c)	Property Preservation.	29
(d)	Property Inspections.	30
(e)	Compliance with Laws.	31
SECTION 6.03 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING THE PROPERTY.		31
(a)	Property Management.	31
(b)	Subordination of Fees to Affiliated Property Managers	31
(c)	Property Condition Assessment.	32

ARTICLE 7 - LEASES AND RENTS		32

SECTION 7.01 REPRESENTATIONS AND WARRANTIES.		32
(a)	Prior Assignment of Rents.	32
(b)	Prepaid Rents	32
SECTION 7.02 COVENANTS.		32
(a)	Leases.	32
(b)	Commercial Leases.	33
(c)	Payment of Rents	34
(d)	Assignment of Rents.	34
(e)	Further Assignments of Leases and Rents	35
(f)	Options to Purchase by Tenants.	35
SECTION 7.03 MORTGAGE LOAN ADMINISTRATION REGARDING LEASES AND RENTS.		35
(a)	Material Commercial Lease Requirements.	35

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(b)	Residential Lease Form.	35

ARTICLE 8 - BOOKS AND RECORDS; FINANCIAL REPORTING		36

SECTION 8.01 REPRESENTATIONS AND WARRANTIES.		36
(a)	Financial Information.	36
(b)	No Change in Facts or Circumstances	36
SECTION 8.02 COVENANTS.		36
(a)	Obligation to Maintain Accurate Books and Records.	36
(b)	Items to Furnish to Lender.	36
(c)	Audited Financials	39
(d)	Delivery of Books and Records	40
SECTION 8.03 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING BOOKS AND RECORDS AND FINANCIAL
	REPORTING.	40
(a)	Lender’s Right to Obtain Audited Books and Records.	40
(b)	Credit Reports; Credit Score.	40

ARTICLE 9 - INSURANCE		40

SECTION 9.01 REPRESENTATIONS AND WARRANTIES.		41
(a)	Compliance with Insurance Requirements.	41
(b)	Property Condition.	41
SECTION 9.02 COVENANTS.		41
(a)	Insurance Requirements.	41
(b)	Delivery of Policies, Renewals, Notices, and Proceeds.	41
SECTION 9.03 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING INSURANCE		42
(a)	Lender’s Ongoing Insurance Requirements.	42
(b)	Application of Proceeds on Event of Loss.	42
(c)	Payment Obligations Unaffected	43
(d)	Foreclosure Sale.	45
(e)	Appointment of Lender as Attorney-In-Fact.	45

ARTICLE 10 - CONDEMNATION		46

SECTION 10.01 REPRESENTATIONS AND WARRANTIES.		46
(a)	Prior Condemnation Action	46
(b)	Pending Condemnation Actions.	46
SECTION 10.02 COVENANTS.		46
(a)	Notice of Condemnation.	46
(b)	Condemnation Proceeds.	46
SECTION 10.03 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING CONDEMNATION.		47
(a)	Application of Condemnation Awards.	47
(b)	Payment Obligations Unaffected	47
(c)	Appointment of Lender as Attorney-In-Fact.	47
(d)	Preservation of Mortgaged Property.	47

ARTICLE 11 - LIENS, TRANSFERS, AND ASSUMPTIONS		48

SECTION 11.01 REPRESENTATIONS AND WARRANTIES.		48
(a)	No Labor or Materialmen’s Claims	48
(b)	No Other Interests.	48
SECTION 11.02 COVENANTS.		48
(a)	Liens; Encumbrances.	48
(b)	Transfers	49
(c)	No Other Indebtedness.	53
(d)	No Mezzanine Financing or Preferred Equity	53
SECTION 11.03 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING LIENS, TRANSFERS, AND ASSUMPTIONS		53
(a)	Assumption of Mortgage Loan	53
(b)	Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates.	55

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(c)	Estate Planning.	55
(d)	Termination or Revocation of Trust.	56
(e)	Death of Key Principal or Guarantor; Transfer Due to Death	56
(f)	Bankruptcy of Guarantor	58
(g)	Further Conditions to Transfers and Assumption.	59

ARTICLE 12 - IMPOSITIONS		60

SECTION 12.01 REPRESENTATIONS AND WARRANTIES.		60
(a)	Payment of Taxes, Assessments, and Other Charges.	60
SECTION 12.02 COVENANTS.		61
(a)	Imposition Deposits, Taxes, and Other Charges.	61
SECTION 12.03 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING IMPOSITIONS		61
(a)	Maintenance of Records by Lender	61
(b)	Imposition Accounts	61
(c)	Payment of Impositions; Sufficiency of Imposition Deposits	62
(d)	Imposition Deposits Upon Event of Default.	62
(e)	Contesting Impositions	62
(f)	Release to Borrower.	63

ARTICLE 13 – REPLACEMENTS, REPAIRS, AND RESTORATION		63

SECTION 13.01 COVENANTS.		63
(a)	Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account.	63
(b)	Monthly Replacement Reserve Deposits	63
(c)	Payment and Deliverables for Replacements, Repairs, and Restoration	64
(d)	Assignment of Contracts for Replacements, Repairs, and Restoration.	64
(e)	Indemnification.	64
(f)	Amendments to Loan Documents.	65
(g)	Administrative Fees and Expenses.	65
SECTION 13.02 MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING RESERVES		65
(a)	Accounts, Deposits, and Disbursements.	65
(b)	Approvals of Contracts; Assignment of Claims.	73
(c)	Delays and Workmanship.	73
(d)	Appointment of Lender as Attorney-In-Fact.	73
(e)	No Lender Obligation	74
(f)	No Lender Warranty	74

ARTICLE 14 - DEFAULTS/REMEDIES		74

SECTION 14.01 EVENTS OF DEFAULT.		74
(a)	Automatic Events of Default.	74
(b)	Events of Default Subject to a Specified Cure Period	75
(c)	Events of Default Subject to Extended Cure Period	76
SECTION 14.02 REMEDIES		76
(a)	Acceleration; Foreclosure	76
(b)	Loss of Right to Disbursements from Collateral Accounts.	77
(c)	Remedies Cumulative	77
SECTION 14.03 ADDITIONAL LENDER RIGHTS; FORBEARANCE.		78
(a)	No Effect Upon Obligations	78
(b)	No Waiver of Rights or Remedies	78
(c)	Appointment of Lender as Attorney-In-Fact.	79
(d)	Borrower Waivers.	80
SECTION 14.04 WAIVER OF MARSHALING		81

ARTICLE 15 - MISCELLANEOUS		81

SECTION 15.01 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.		81

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(a) Governing Law	81
(b) Venue.	81
SECTION 15.02 NOTICE.	82
(a) Process of Serving Notice.	82
(b) Change of Address.	82
(c) Default Method of Notice	82
(d) Receipt of Notices.	83
SECTION 15.03 SUCCESSORS AND ASSIGNS BOUND; SALE OF MORTGAGE LOAN.	83
(a) Binding Agreement.	83
(b) Sale of Mortgage Loan; Change of Servicer.	83
SECTION 15.04 COUNTERPARTS	83
SECTION 15.05 JOINT AND SEVERAL (OR SOLIDARY) LIABILITY.	83
SECTION 15.06 RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.	83
(a) Solely Creditor and Debtor	83
(b) No Third Party Beneficiaries	84
SECTION 15.07 SEVERABILITY; ENTIRE AGREEMENT; AMENDMENTS.	84
SECTION 15.08 CONSTRUCTION.	84
SECTION 15.09 MORTGAGE LOAN SERVICING	85
SECTION 15.10 DISCLOSURE OF INFORMATION.	85
SECTION 15.11 WAIVER; CONFLICT.	86
SECTION 15.12 NO RELIANCE.	86
SECTION 15.13 SUBROGATION	86
SECTION 15.14 COUNTING OF DAYS.	86
SECTION 15.15 REVIVAL AND REINSTATEMENT OF INDEBTEDNESS.	87
SECTION 15.16 TIME IS OF THE ESSENCE.	87
SECTION 15.17 FINAL AGREEMENT.	87
SECTION 15.18 WAIVER OF TRIAL BY JURY.	87

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MULTIFAMILY LOAN AND SECURITY AGREEMENT
(Non-Recourse)

This MULTIFAMILY LOAN AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”) is made as of the Effective Date (as hereinafter defined) by and between 3221 KELLER SPRINGS ROAD OWNER, LLC, a Delaware limited liability company (“Borrower”), and CBRE MULTIFAMILY CAPITAL, INC., a Delaware corporation (“Lender”).

RECITALS:

WHEREAS, Borrower desires to obtain the Mortgage Loan (as hereinafter defined) from Lender to be secured by the Mortgaged Property (as hereinafter defined); and

WHEREAS, Lender is willing to make the Mortgage Loan on the terms and conditions contained in this Loan Agreement and in the other Loan Documents (as hereinafter defined);

NOW, THEREFORE, in consideration of the making of the Mortgage Loan by Lender and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereby covenant, agree, represent, and warrant as follows:

AGREEMENTS:

ARTICLE 1 - DEFINITIONS; SUMMARY OF MORTGAGE
LOAN TERMS

Section 1.01Defined Terms.

Capitalized terms not otherwise defined in the body of this Loan Agreement shall have the meanings set forth in the Definitions Schedule attached as Schedule 1 to this Loan Agreement.

Section 1.02Schedules, Exhibits, and Attachments Incorporated.

The schedules, exhibits, and any other addenda or attachments are incorporated fully into this Loan Agreement by this reference and each constitutes a substantive part of this Loan Agreement.

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ARTICLE 2 - GENERAL MORTGAGE LOAN TERMS

Section 2.01Mortgage Loan Origination and Security.

(a)Making of Mortgage Loan.

Subject to the terms and conditions of this Loan Agreement and the other Loan Documents, Lender hereby makes the Mortgage Loan to Borrower, and Borrower hereby accepts the Mortgage Loan from Lender.  Borrower covenants and agrees that it shall:

(1)pay the Indebtedness, including the Prepayment Premium, if any (whether in connection with any voluntary prepayment or in connection with an acceleration by Lender of the Indebtedness), in accordance with the terms of this Loan Agreement and the other Loan Documents; and

(2)perform, observe, and comply with this Loan Agreement and all other provisions of the other Loan Documents.

(b)Security for Mortgage Loan.

The Mortgage Loan is made pursuant to this Loan Agreement, is evidenced by the Note, and is secured by the Security Instrument, this Loan Agreement, and the other Loan Documents that are expressly stated to be security for the Mortgage Loan.

(c)Protective Advances.

As provided in the Security Instrument, Lender may take such actions or disburse such funds as Lender reasonably deems necessary to perform the obligations of Borrower under this Loan Agreement and the other Loan Documents and to protect Lender’s interest in the Mortgaged

Property.

Section 2.02Payments on Mortgage Loan.

(a)Debt Service Payments.

(1)Short Month Interest.

If the date the Mortgage Loan proceeds are disbursed is any day other than the first day of the month, interest for the period beginning on the disbursement date and ending on and including the last day of the month in which the disbursement occurs shall be payable by Borrower on the date the Mortgage Loan proceeds are disbursed.  In the event that the disbursement date is not the same as the Effective Date, then:

(A)the disbursement date and the Effective Date must be in the same month, and

(B)the Effective Date shall not be the first day of the month.

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(2)Interest Accrual and Computation.

Except as provided in Section 2.02(a)(1), interest shall be paid in arrears.  Interest shall accrue as provided in the Schedule of Interest Rate Type Provisions and shall be computed in accordance with the Interest Accrual Method.  If the Interest Accrual Method is “Actual/360,” Borrower acknowledges and agrees that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

(3)Monthly Debt Service Payments.

Consecutive monthly debt service installments (comprised of either interest only or principal and interest, depending on the Amortization Type), each in the amount of the applicable Monthly Debt Service Payment, shall be due and payable on the First Payment Date, and on each Payment Date thereafter until the Maturity Date, at which time all Indebtedness shall be due.  Any regularly scheduled Monthly Debt Service Payment that is received by Lender before the applicable Payment Date shall be deemed to have been received on such Payment Date solely for the purpose of calculating interest due.  All payments made by Borrower under this Loan Agreement shall be made without set-off, counterclaim, or other defense.

(4)Payment at Maturity.

The unpaid principal balance of the Mortgage Loan, any Accrued Interest thereon and all other Indebtedness shall be due and payable on the Maturity Date.

(5)Interest Rate Type.

See the Schedule of Interest Rate Type Provisions for additional provisions, if any, specific to the Interest Rate Type.

(b)Capitalization of Accrued But Unpaid Interest.

Any accrued and unpaid interest on the Mortgage Loan remaining past due for thirty (30) days or more may, at Lender’s election, be added to and become part of the unpaid principal balance of the Mortgage Loan.

(c)Late Charges.

(1)If any Monthly Debt Service Payment due hereunder is not received by Lender within ten (10) days (or fifteen (15) days for any Mortgaged Property located in Mississippi or North Carolina to comply with applicable law) after the applicable Payment Date, or any amount payable under this Loan Agreement (other than the payment due on the Maturity Date for repayment of the Mortgage Loan in full) or any other Loan Document is not received by Lender within ten (10) days (or fifteen (15) days for any Mortgaged Property located in Mississippi or North Carolina to comply with applicable law) after the date such amount is due, inclusive of the date on which such amount is due, Borrower shall pay to Lender, immediately without demand by Lender, the Late Charge.

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The Late Charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 2.02(d).

(2)Borrower acknowledges and agrees that:

(A)its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Mortgage Loan;

(B)it is extremely difficult and impractical to determine those additional expenses;

(C)Lender is entitled to be compensated for such additional expenses; and

(D)the Late Charge represents a fair and reasonable estimate, taking into account all circumstances existing on the date hereof, of the additional expenses Lender will incur by reason of any such late payment.

(d)	Default Rate.

(1)Default interest shall be paid as follows:

(A)If any amount due in respect of the Mortgage Loan (other than amounts due on the Maturity Date) remains past due for thirty (30) days or more, interest on such unpaid amount(s) shall accrue from the date payment is due at the Default Rate and shall be payable upon demand by Lender.

(B)If any Indebtedness due is not paid in full on the Maturity Date, then interest shall accrue at the Default Rate on all such unpaid amounts from the Maturity Date until fully paid and shall be payable upon demand by Lender.

Absent a demand by Lender, any such amounts shall be payable by Borrower in the same manner as provided for the payment of Monthly Debt Service Payments.  To the extent permitted by applicable law, interest shall also accrue at the Default Rate on any judgment obtained by Lender against Borrower in connection with the Mortgage Loan.  To the extent Borrower or any other Person is vested with a right of redemption, interest shall continue to accrue at the Default Rate during any redemption period until such time as the Mortgaged Property has been redeemed.

(2)Borrower acknowledges and agrees that:

(A)its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Mortgage Loan; and

(B)in connection with any failure to timely pay all amounts due in respect of the Mortgage Loan on the Maturity Date, or during the time that any amount due in respect of the Mortgage Loan is delinquent for more than thirty (30) days:

(i)Lender’s risk of nonpayment of the Mortgage Loan will be materially increased;

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(ii)Lender’s ability to meet its other obligations and to take advantage of other investment opportunities will be adversely impacted;

(iii)Lender will incur additional costs and expenses arising from its loss of the use of the amounts due;

(iv)it is extremely difficult and impractical to determine such additional costs and expenses;

(v)Lender is entitled to be compensated for such additional risks, costs, and expenses; and

(vi)the increase from the Interest Rate to the Default Rate represents a fair and reasonable estimate of the additional risks, costs, and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquency on the Mortgage Loan (taking into account all circumstances existing on the Effective Date).

(e)Address for Payments.

All payments due pursuant to the Loan Documents shall be payable at Lender’s Payment Address, or such other place and in such manner as may be designated from time to time by written notice to Borrower by Lender.

(f)Application of Payments.

If at any time Lender receives, from Borrower or otherwise, any payment in respect of the Indebtedness that is less than all amounts due and payable at such time, then Lender may apply such payment to amounts then due and payable in any manner and in any order determined by Lender or hold in suspense and not apply such payment at Lender’s election.  Neither Lender’s acceptance of a payment that is less than all amounts then due and payable, nor Lender’s application of, or suspension of the application of, such payment, shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.  Notwithstanding the application of any such payment to the Indebtedness, Borrower’s obligations under this Loan Agreement and the other Loan Documents shall remain unchanged.

Section 2.03Lockout/Prepayment.

(a)Prepayment; Prepayment Lockout; Prepayment Premium.

(1)Borrower shall not make a voluntary partial prepayment on the Mortgage Loan at any time during the Loan Term, or a voluntary full prepayment on the Mortgage Loan at any time during any Prepayment Lockout Period.  Except as expressly provided in this Loan Agreement (including as provided in the Prepayment Premium Schedule), a Prepayment Premium calculated in accordance with the Prepayment Premium Schedule shall be payable in connection with any prepayment of the Mortgage Loan.

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(2)If a Prepayment Lockout Period applies to the Mortgage Loan, and during such Prepayment Lockout Period Lender accelerates the unpaid principal balance of the Mortgage Loan or otherwise applies collateral held by Lender to the repayment of any portion of the unpaid principal balance of the Mortgage Loan, the Prepayment Premium shall be due and payable and equal to the amount obtained by multiplying the percentage indicated (if at all) in the Prepayment Premium Schedule by the amount of principal being prepaid at the time of such acceleration or application.

(b)Voluntary Prepayment in Full.

At any time after the expiration of any Prepayment Lockout Period, Borrower may voluntarily prepay the Mortgage Loan in full on a Permitted Prepayment Date so long as:

(1)Borrower delivers to Lender a Prepayment Notice specifying the Intended Prepayment Date not more than sixty (60) days, but not less than thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, e-mail, or overnight courier) prior to such Intended Prepayment Date; and

(2)Borrower pays to Lender an amount equal to the sum of:

(A)the entire unpaid principal balance of the Mortgage Loan; plus

(B)all Accrued Interest (calculated through the last day of the month in which the prepayment occurs); plus

(C)the Prepayment Premium; plus

(D)all other Indebtedness.

In connection with any such voluntary prepayment, Borrower acknowledges and agrees that interest shall always be calculated and paid through the last day of the month in which the prepayment occurs (even if the Permitted Prepayment Date for such month is not the last day of such month, or if Lender approves prepayment on an Intended Prepayment Date that is not a Permitted Prepayment Date).  Borrower further acknowledges that Lender is not required to accept a voluntary prepayment of the Mortgage Loan on any day other than a Permitted Prepayment Date.  However, if Lender does approve an Intended Prepayment Date that is not a Permitted Prepayment Date and accepts a prepayment on such Intended Prepayment Date, such prepayment shall be deemed to be received on the immediately following Permitted Prepayment Date.  If Borrower fails to prepay the Mortgage Loan on the Intended Prepayment Date for any reason (including on any Intended Prepayment Date that is approved by Lender) and such failure either continues for five (5) Business Days, or into the following month, Lender shall have the right to recalculate the payoff amount.  If Borrower prepays the Mortgage Loan either in the following month or more than five (5) Business Days after the Intended Prepayment Date that was approved by Lender, Lender shall also have the right to recalculate the payoff amount based upon the amount of such payment and the date such payment was received by Lender.  Borrower shall immediately pay to Lender any additional amounts required by any such recalculation.

(c)Acceleration of Mortgage Loan.

Upon acceleration of the Mortgage Loan, Borrower shall pay to Lender:

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(1)the entire unpaid principal balance of the Mortgage Loan;

(2)all Accrued Interest (calculated through the last day of the month in which the acceleration occurs);

(3)the Prepayment Premium; and

(4)all other Indebtedness.

(d)Application of Collateral.

Any application by Lender of any collateral or other security to the repayment of all or any portion of the unpaid principal balance of the Mortgage Loan prior to the Maturity Date in accordance with the Loan Documents shall be deemed to be a prepayment by Borrower.  Any such prepayment shall require the payment to Lender by Borrower of the Prepayment Premium calculated on the amount being prepaid in accordance with this Loan Agreement.

(e)Casualty and Condemnation.

Notwithstanding any provision of this Loan Agreement to the contrary, no Prepayment Premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or amounts received in connection with a Condemnation Action in accordance with this Loan Agreement.

(f)No Effect on Payment Obligations.

Unless otherwise expressly provided in this Loan Agreement, any prepayment required by any Loan Document of less than the entire unpaid principal balance of the Mortgage Loan shall not extend or postpone the due date of any subsequent Monthly Debt Service Payments, Monthly Replacement Reserve Deposit, or other payment, or change the amount of any such payments or deposits.

(g)Loss Resulting from Prepayment.

In any circumstance in which a Prepayment Premium is due under this Loan Agreement, Borrower acknowledges that:

(1)any prepayment of the unpaid principal balance of the Mortgage Loan, whether voluntary or involuntary, or following the occurrence of an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional risk, expense, and frustration or impairment of Lender’s ability to meet its commitments to third parties;

(2)it is extremely difficult and impractical to ascertain the extent of such losses, risks, and damages;

(3)the formula for calculating the Prepayment Premium represents a reasonable estimate of the losses, risks, and damages Lender will incur as a result of a prepayment; and

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(4)the provisions regarding the Prepayment Premium contained in this Loan Agreement are a material part of the consideration for the Mortgage Loan, and that the terms of the Mortgage Loan are in other respects more favorable to Borrower as a result of

Borrower’s voluntary agreement to such prepayment provisions.

ARTICLE 3 - PERSONAL LIABILITY

Section 3.01Non-Recourse Mortgage Loan; Exceptions.

Except as otherwise provided in this Article 3 or in any other Loan Document, none of Borrower, or any director, officer, manager, member, partner, shareholder, trustee, trust beneficiary, or employee of Borrower, shall have personal liability under this Loan Agreement or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender’s only recourse for the satisfaction of such Indebtedness and the performance of such obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness.  This limitation on Borrower’s liability shall not limit or impair Lender’s enforcement of its rights against Guarantor under any Loan Document.

Section 3.02Personal Liability of Borrower (Exceptions to Non-Recourse Provision).

(a)Personal Liability Based on Lender’s Loss.

Borrower shall be personally liable to Lender for the repayment of the portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of, subject to any notice and cure period, if any:

(1)failure to pay as directed by Lender upon demand after an Event of Default (to the extent actually received by Borrower):

(A)all Rents to which Lender is entitled under the Loan Documents; and

(B)the amount of all security deposits then held or thereafter collected by Borrower from tenants and not properly applied pursuant to the applicable Leases;

(2)failure to maintain all insurance policies required by the Loan Documents, except to the extent Lender has the obligation to pay the premiums pursuant to Section

12.03(c);

(3)failure to apply all insurance proceeds received by Borrower or any amounts received by Borrower in connection with a Condemnation Action, as required by the Loan Documents;

(4)failure to comply with any provision of this Loan Agreement or any other Loan Document relating to the delivery of books and records, statements, schedules, and reports;

(5)except to the extent directed otherwise by Lender pursuant to Section 3.02(a)(1), failure to apply Rents to the ordinary and necessary expenses of owning and operating the Mortgaged Property and Debt Service Amounts, as and when each is due and payable, except that Borrower

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will not be personally liable with respect to Rents that are distributed by Borrower in any calendar year if Borrower has paid all ordinary and necessary expenses of owning and operating the Mortgaged Property and Debt Service Amounts for such calendar year;

(6)waste or abandonment of the Mortgaged Property; or

(7)grossly negligent or reckless unintentional material misrepresentation or omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with ongoing financial or other reporting required by the Loan Documents, or any request for action or consent by Lender.

Notwithstanding the foregoing, Borrower shall not have personal liability under clauses (1), (3), or (5) above to the extent that Borrower lacks the legal right to direct the disbursement of the applicable funds due to an involuntary Bankruptcy Event that occurs without the consent, encouragement, or active participation of Borrower, Guarantor, Key Principal, or any Borrower Affiliate.

(b)Full Personal Liability for Mortgage Loan.

Borrower shall be personally liable to Lender for the repayment of all of the Indebtedness, and the Mortgage Loan shall be fully recourse to Borrower, upon the occurrence of any of the following:

(1)failure by Borrower to comply with the single-asset entity requirements of Section 4.02(d) of this Loan Agreement;

(2)a Transfer (other than a conveyance of the Mortgaged Property at a Foreclosure Event pursuant to the Security Instrument and this Loan Agreement) that is not permitted under this Loan Agreement or any other Loan Document;

(3)the occurrence of any Bankruptcy Event (other than an acknowledgement in writing as described in clause (b) of the definition of “Bankruptcy Event”); provided, however, in the event of an involuntary Bankruptcy Event, Borrower shall only be personally liable if such involuntary Bankruptcy Event occurs with the consent, encouragement, or active participation of Borrower, Guarantor, Key Principal, or any Borrower Affiliate;

(4)fraud, written material misrepresentation, or material omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with any application for or creation of the Indebtedness;

(5)fraud, written intentional material misrepresentation, or intentional material omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with ongoing financial or other reporting required by the Loan Documents, or any request for action or consent by Lender; or

(6)a Division that is not permitted under this Loan Agreement or any other Loan Document.

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Section 3.03Personal Liability for Indemnity Obligations.

Borrower shall be personally and fully liable to Lender for Borrower’s indemnity obligations under Section 13.01(e) of this Loan Agreement, the Environmental Indemnity Agreement, and any other express indemnity obligations provided by Borrower under any Loan Document.  Borrower’s liability for such indemnity obligations shall not be limited by the amount of the Indebtedness, the repayment of the Indebtedness, or otherwise, provided that Borrower’s liability for such indemnities shall not include any loss caused by the gross negligence or willful misconduct of Lender as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.

Section 3.04Lender’s Right to Forego Rights Against Mortgaged Property.

To the extent that Borrower has personal liability under this Loan Agreement or any other Loan Document, Lender may exercise its rights against Borrower personally to the fullest extent permitted by applicable law without regard to whether Lender has exercised any rights against the Mortgaged Property, the UCC Collateral, or any other security, or pursued any rights against Guarantor, or pursued any other rights available to Lender under this Loan Agreement, any other Loan Document, or applicable law.  For purposes of this Section 3.04 only, the term “Mortgaged Property” shall not include any funds that have been applied by Borrower as required or permitted by this Loan Agreement prior to the occurrence of an Event of Default, or that Borrower was unable to apply as required or permitted by this Loan Agreement because of a Bankruptcy Event. To the fullest extent permitted by applicable law, in any action to enforce Borrower’s personal liability under this Article 3, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

ARTICLE 4 - BORROWER STATUS

Section 4.01Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 4.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Due Organization and Qualification; Organizational Agreements.

(1)Borrower is validly existing and qualified to transact business, and in good standing in:

(A)the state in which it is formed or organized;

(B)the Property Jurisdiction; and

(C)each other jurisdiction that qualification or good standing is required according to applicable law to conduct its business with respect to the Mortgaged Property and where the failure to be so qualified or in good standing would adversely affect Borrower’s operation of the Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under this Loan Agreement or any other Loan Document.

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(2)Borrower’s organizational documents prohibit a Division of Borrower.

(3)True, correct and complete organizational documents of Borrower, Guarantor and Key Principal have been delivered to Lender prior to the Effective Date. The Ownership Interests Schedule attached hereto as Schedule 8 to this Loan Agreement sets forth:

(A)the direct owners of Borrower and their respective interests;

(B)the indirect owners (and any non-member managers) of Borrower that Control Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests; and

(C)the indirect owners of Borrower that hold twenty-five percent (25%) or more of the ownership interests in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests.

(b)Location.

Borrower’s General Business Address is Borrower’s principal place of business and principal office.

(c)Power and Authority.

Borrower has the requisite power and authority:

(1)to own the Mortgaged Property and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of its obligations under this Loan Agreement and under the other Loan Documents to which it is a party; and

(2)to execute and deliver this Loan Agreement and the other Loan Documents to which it is a party, and to carry out the transactions contemplated by this Loan Agreement and the other Loan Documents to which it is a party.

(d)Due Authorization.

The execution, delivery, and performance of this Loan Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery, and performance by Borrower of this Loan Agreement or any of the other Loan Documents to which it is a party, except filings required to perfect and maintain the liens to be granted under the Loan Documents and routine filings to maintain good standing and its existence.

(e)Valid and Binding Obligations.

This Loan Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws or by the exercise of discretion by any court.

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(f)Effect of Mortgage Loan on Borrower’s Financial Condition.

The Mortgage Loan will not render Borrower Insolvent.  Borrower has sufficient working capital, including proceeds from the Mortgage Loan, cash flow from the Mortgaged Property, or other sources, not only to adequately maintain the Mortgaged Property, but also to pay all of Borrower’s outstanding debts as they come due, including all Debt Service Amounts, exclusive of Borrower’s ability to refinance or pay in full the Mortgage Loan on the Maturity Date.  In connection with the execution and delivery of this Loan Agreement and the other Loan Documents (and the delivery to, or for the benefit of, Lender of any collateral contemplated thereunder), and the incurrence by Borrower of the obligations under this Loan Agreement and the other Loan Documents, Borrower did not receive less than reasonably equivalent value in exchange for the incurrence of the obligations of Borrower under this Loan Agreement and the other Loan Documents.

(g)Economic Sanctions, Anti-Money Laundering, and Anti-Corruption.

(1)None of Borrower, Guarantor, or Key Principal, or to Borrower’s knowledge, any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, is in violation of any applicable civil or criminal laws or regulations, including those requiring internal controls, intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business.

(2)None of Borrower, Guarantor, or Key Principal, or to Borrower’s knowledge, any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, is a Person:

(A)against whom proceedings are pending for any alleged violation of any laws described in Section 4.01(g)(1);

(B)that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.01(g)(1);

(C)with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Loan Agreement and the other Loan Documents under any other Applicable Law; or

(D)that is deemed a Sanctioned Person.

(3)Borrower, Guarantor, and Key Principal are in compliance with all applicable Economic Sanctions laws and regulations.

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(h)Borrower Single Asset Status.

Borrower:

(1)does not own or lease any real property, personal property, or assets other than the Mortgaged Property;

(2)does not own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property;

(3)has no material financial obligation under or secured by any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, or other agreement or instrument to which Borrower is a party, or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than:

(A)unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property) that (i) are not evidenced by a promissory note, (ii) are payable within sixty (60) days of the date incurred, and (iii) as of the Effective Date, do not exceed, in the aggregate, four percent (4%) of the original principal balance of the Mortgage Loan;

(B)if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate; and

(C)obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents;

(4)has maintained its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, as the case may be, separate from those of any other Person (unless Borrower’s assets have been included in a consolidated financial statement prepared in accordance with generally accepted accounting principles);

(5)has not commingled its assets or funds with those of any other Person, unless such assets or funds can easily be segregated and identified in the ordinary course of business from those of any other Person;

(6)has been adequately capitalized in light of its contemplated business operations;

(7)has not assumed, guaranteed, or pledged its assets to secure the liabilities or obligations of any other Person (except in connection with the Mortgage Loan or other mortgage loans that have been paid in full or collaterally assigned to Lender, including in connection with any Consolidation, Extension and Modification Agreement or similar instrument), or held out its credit as being available to satisfy the obligations of any other Person;

(8)has not made loans or advances to any other Person;

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(9)has not entered into, and is not a party to, any transaction with any Borrower Affiliate, except in the ordinary course of business and on terms which are no more favorable to any such Borrower Affiliate than would be obtained in a comparable arm’s length transaction with an unrelated third party; and

(10)has not sought and has no plans to Divide at any time during the Loan Term.

(i)No Bankruptcies or Judgments.

None of Borrower, Guarantor, or Key Principal, or to Borrower’s knowledge, any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, is currently:

(1)the subject of or a party to any completed or pending bankruptcy, reorganization, including any receivership or other insolvency proceeding;

(2)preparing or intending to be the subject of a Bankruptcy Event; or

(3)the subject of any judgment unsatisfied of record or docketed in any court; or

(4)Insolvent.

(j)No Actions or Litigation.

(1)There are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending against or, to Borrower’s knowledge, threatened against or affecting Borrower or the Mortgaged Property not otherwise covered by insurance (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be disclosed); and

(2)there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower’s knowledge, threatened against or affecting Guarantor or Key Principal, which claims, actions, suits, or proceedings, if adversely determined (individually or in the aggregate) reasonably would be expected to materially adversely affect the financial condition or business of Borrower, Guarantor, or Key Principal or the condition, operation, or ownership of the Mortgaged Property (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material).

(k)Payment of Taxes, Assessments, and Other Charges.

Borrower confirms that:

(1)it has filed all federal, state, county, and municipal tax returns and reports required to have been filed by Borrower;

(2)it has paid, before any fine, penalty interest, lien, or costs may be added thereto, all taxes, governmental charges, and assessments due and payable with respect to such returns and reports;

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(3)there is no controversy or objection pending, or to the knowledge of Borrower, threatened in respect of any tax returns of Borrower; and

(4)it has made adequate reserves on its books and records for all taxes that have accrued but which are not yet due and payable.

(l)Not a Foreign Person.

Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

(m)ERISA.

Borrower represents and warrants that:

(1)Borrower is not an Employee Benefit Plan;

(2)no asset of Borrower constitutes “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3-101) of an Employee Benefit Plan;

(3)no asset of Borrower is subject to any laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and

(4)neither Borrower nor any ERISA Affiliate is subject to any obligation or liability with respect to any ERISA Plan.

(n)Default Under Other Obligations.

(1)The execution, delivery, and performance of the obligations imposed on Borrower under this Loan Agreement and the Loan Documents to which it is a party will not cause Borrower to be in default under the provisions of any agreement, judgment, or order to which Borrower is a party or by which Borrower is bound.

(2)None of Borrower, Guarantor, or Key Principal is in default under any obligation to Lender.

(o)Prohibited Person.

None of Borrower, Guarantor, or Key Principal is a Prohibited Person.  To Borrower’s knowledge, none of the following is a Prohibited Person:

(1)Any Person Controlling Borrower, Guarantor, or Key Principal; or

(2)Any Person Controlled by and having a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal.

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(p)No Contravention.

Neither the execution and delivery of this Loan Agreement and the other Loan Documents to which Borrower is a party, nor the fulfillment of or compliance with the terms and conditions of this Loan Agreement and the other Loan Documents to which Borrower is a party, nor the performance of the obligations of Borrower under this Loan Agreement and the other Loan Documents does or will conflict with or result in any breach or violation of, or constitute a default under, any of the terms, conditions, or provisions of Borrower’s organizational documents, or any indenture, existing agreement, or other instrument to which Borrower is a party or to which Borrower, the Mortgaged Property, or other assets of Borrower are subject.

(q)Lockbox Arrangement.

Borrower is not party to any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower is party to any type of lockbox agreement or similar cash management arrangement with respect to Rents or other income from the Mortgaged Property that has not been approved by Lender in writing.

Section 4.02Covenants.

(a)Maintenance of Existence; Organizational Documents.

Borrower shall maintain its existence, its entity status, franchises, rights, and privileges under the laws of the state of its formation or organization (as applicable).  Borrower shall continue to be duly qualified and in good standing to transact business in each jurisdiction in which qualification or standing is required according to applicable law to conduct its business with respect to the Mortgaged Property and where the failure to do so would adversely affect Borrower’s operation of the Mortgaged Property or the validity, enforceability, or the ability of Borrower to perform its obligations under this Loan Agreement or any other Loan Document.  Neither Borrower nor any partner, member, manager, officer, or director of Borrower shall:

(1)make or allow any material change to the organizational documents or organizational structure of Borrower, including changes relating to the Control of Borrower, or

(2)file any action, complaint, petition, or other claim to:

(A)divide, partition, or otherwise compel the sale of the Mortgaged Property, or

(B)otherwise change the Control of Borrower.

(b)Economic Sanctions, Anti-Money Laundering, and Anti-Corruption.

(1)Borrower, Guarantor, Key Principal, and any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal shall remain in compliance with any applicable civil or criminal laws or regulations (including those requiring internal controls) intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business.

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(2)At no time shall Borrower, Guarantor, or Key Principal, or any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, be a Person:

(A)against whom proceedings are pending for any alleged violation of any laws described in Section 4.02(b)(1);

(B)that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.02(b)(1);

(C)with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Loan Agreement and the other Loan Documents under any other Applicable Law; or

(D)that is deemed a Sanctioned Person.

(3)Borrower, Guarantor, and Key Principal shall at all times remain in compliance with any applicable Economic Sanctions laws and regulations.

(c)Payment of Taxes, Assessments, and Other Charges.

Borrower shall file all federal, state, county, and municipal tax returns and reports required to be filed by Borrower and shall pay, before any fine, penalty interest, or cost may be added thereto, all taxes payable with respect to such returns and reports.

(d)Borrower Single Asset Status.

Until the Indebtedness is fully paid, Borrower:

(1)shall not acquire or lease any real property, personal property, or assets other than the Mortgaged Property;

(2)shall not acquire, own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property;

(3)shall not commingle its assets or funds with those of any other Person, unless such assets or funds can easily be segregated and identified in the ordinary course of business from those of any other Person;

(4)shall maintain its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, as the case may be, separate from those of any other Person (unless Borrower’s assets are included in a consolidated financial statement prepared in accordance with generally accepted accounting principles);

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(5)shall have no material financial obligation under any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, other agreement or instrument to which Borrower is a party or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than:

(A)unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts (i) to be paid out of the Replacement Reserve Account or Repairs Escrow Account, or (ii) for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property or otherwise approved by Lender) so long as such trade payables (1) are not evidenced by a promissory note, (2) are payable within sixty (60) days of the date incurred, and (3) as of any date, do not exceed, in the aggregate, two percent (2%) of the original principal balance of the Mortgage Loan; provided, however, that otherwise compliant outstanding trade payables may exceed two percent (2%) up to an aggregate amount of four percent (4%) of the original principal balance of the Mortgage Loan for a period (beginning on or after the Effective Date) not to exceed ninety (90) consecutive days;

(B)if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate; and

(C)obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents;

(6)shall not assume, guaranty, or pledge its assets to secure the liabilities or obligations of any other Person (except in connection with the Mortgage Loan or other mortgage loans that have been paid in full or collaterally assigned to Lender, including in connection with any Consolidation, Extension and Modification Agreement or similar instrument) or hold out its credit as being available to satisfy the obligations of any other Person;

(7)shall not make loans or advances to any other Person;

(8)shall not enter into, or become a party to, any transaction with any Borrower Affiliate, except in the ordinary course of business and on terms which are no more favorable to any such Borrower Affiliate than would be obtained in a comparable arm’slength transaction with an unrelated third party; or

(9)shall not Divide.

(e)ERISA.

Borrower covenants that:

(1)no asset of Borrower shall constitute “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3-101) of an Employee Benefit Plan;

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(2)no asset of Borrower shall be subject to the laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and

(3)neither Borrower nor any ERISA Affiliate shall incur any obligation or liability with respect to any ERISA Plan.

(f)Notice of Litigation or Insolvency.

Borrower shall give immediate written notice to Lender of any claims, actions, suits, or proceedings at law or in equity (including any insolvency, bankruptcy, or receivership proceeding) by or before any Governmental Authority pending or, to Borrower’s knowledge, threatened against or affecting Borrower, Guarantor, Key Principal, or the Mortgaged Property, which claims, actions, suits, or proceedings, if adversely determined reasonably would be expected to materially adversely affect the financial condition or business of Borrower, Guarantor, or Key Principal, or the condition, operation, or ownership of the Mortgaged Property (including any claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material).

(g)Payment of Costs, Fees, and Expenses.

In addition to the payments specified in this Loan Agreement, Borrower shall pay, on demand, all of Lender’s out-of-pocket fees, costs, charges, or expenses (including the reasonable fees and expenses of attorneys, accountants, and other experts) incurred by Lender in connection with:

(1)any amendment to, or consent, or waiver required under, this Loan Agreement or any of the Loan Documents (whether or not any such amendments, consents, or waivers are entered into);

(2)defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to:

(A)the Mortgaged Property;

(B)any event, act, condition, or circumstance in connection with the Mortgaged Property; or

(C)the relationship between or among Lender, Borrower, Key Principal, and Guarantor in connection with this Loan Agreement or any of the transactions contemplated by this Loan Agreement;

(3)the administration or enforcement of, or preservation of rights or remedies under, this Loan Agreement or any other Loan Documents including or in connection with any litigation or appeals, any Foreclosure Event or other disposition of any collateral granted pursuant to the Loan Documents; and

(4)any Bankruptcy Event or Guarantor Bankruptcy Event.

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(h)Restrictions on Distributions.

No distributions or dividends of any nature with respect to Rents or other income from the Mortgaged Property shall be made to any Person having a direct ownership interest in Borrower if an Event of Default has occurred and is continuing.

(i)Lockbox Arrangement.

Borrower shall not enter into any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower shall enter into any type of lockbox agreement or similar cash management arrangement with respect to Rents or other income from the Mortgaged Property that has not been approved by Lender in writing.  Lender’s approval of any such cash management arrangement may be conditioned upon requiring Borrower to enter into a lockbox agreement or similar cash management arrangement with Lender in form and substance acceptable to Lender with regard to Rents and other income from the Mortgaged Property.

ARTICLE 5 - THE MORTGAGE LOAN

Section 5.01Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 5.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)Receipt and Review of Loan Documents.

Borrower has received and reviewed this Loan Agreement and all of the other Loan Documents.

(b)No Default.

No default exists under any of the Loan Documents.

(c)No Defenses.

The Loan Documents are not currently subject to any right of rescission, set-off, counterclaim, or defense by either Borrower or Guarantor, including the defense of usury, and neither Borrower nor Guarantor has asserted any right of rescission, set-off, counterclaim, or defense with respect thereto.

(d)Loan Document Taxes.

All mortgage, mortgage recording, stamp, intangible, or any other similar taxes required to be paid by any Person under applicable law currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents, including the Security Instrument, have been paid or will be paid in the ordinary course of the closing of the Mortgage Loan.

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Section 5.02Covenants.

(a)Ratification of Covenants; Estoppels; Certifications.

Borrower shall:

(1) promptly notify Lender in writing upon any violation of any covenant set forth in any Loan Document of which Borrower has notice or knowledge; provided, however, any such written notice by Borrower to Lender shall not relieve Borrower of, or result in a waiver of, any obligation under this Loan Agreement or any other Loan Document; and

(2) within ten (10) days after a request from Lender, provide a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement:

(A) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);

(B) the unpaid principal balance of the Mortgage Loan;

(C) the date to which interest on the Mortgage Loan has been paid;

(D) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Loan Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail);

(E) whether or not there are then-existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and

(F) any additional facts reasonably requested in writing by Lender.

(b) Further Assurances.

(1)Other Documents As Lender May Require.

Within ten (10) days after request by Lender, Borrower shall, subject to Section 5.02(d) below, execute, acknowledge, and deliver, at its cost and expense, all further acts, deeds, conveyances, assignments, financing statements, transfers, documents, agreements, assurances, and such other instruments as Lender may reasonably require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Loan Agreement and the other Loan Documents.

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(2)Corrective Actions.

Within ten (10) days after request by Lender, Borrower shall provide, or cause to be provided, to Lender, at Borrower’s cost and expense, such further documentation or information reasonably deemed necessary or appropriate by Lender in the exercise of its rights under the related commitment letter between Borrower and Lender or to correct patent mistakes in the Loan Documents, the Title Policy, or the funding of the Mortgage Loan.

(c)Sale of Mortgage Loan.

Borrower shall, subject to Section 5.02(d) below:

(1)comply with the reasonable requirements of Lender or any Investor of the Mortgage Loan or provide, or cause to be provided, to Lender or any Investor of the Mortgage Loan within ten (10) days after the request, at Borrower’s cost and expense, such further documentation or information as Lender or Investor may reasonably require, in order to enable:

(A) Lender to sell the Mortgage Loan to such Investor;

(B) Lender to obtain a refund of any commitment fee from any such Investor; or

(C) any such Investor to further sell or securitize the Mortgage Loan;

(2)ratify and affirm in writing the representations and warranties set forth in any Loan Document as of such date specified by Lender modified as necessary to reflect changes that have occurred subsequent to the Effective Date;

(3)confirm that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Loan Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail); and

(4)execute and deliver to Lender and/or any Investor such other documentation, including any amendments, corrections, deletions, or additions to this Loan Agreement or other Loan Document(s) as is reasonably required by Lender or such Investor.

(d) Limitations on Further Acts of Borrower.

Nothing in Section 5.02(b) and Section 5.02(c) shall require Borrower to do any further act that has the effect of:

(1) changing the economic terms of the Mortgage Loan set forth in the related commitment letter between Borrower and Lender;

(2) imposing on Borrower or Guarantor greater personal liability under the Loan Documents than that set forth in the related commitment letter between Borrower and Lender; or

(3) materially changing the rights and obligations of Borrower or Guarantor under the commitment letter.

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(e) Financing Statements; Record Searches.

(1) Borrower shall pay all costs and expenses associated with:

(A) any filing or recording of any financing statements, including all continuation statements, termination statements, and amendments or any other filings related to security interests in or liens on collateral; and

(B) any record searches for financing statements that Lender may require.

(2) Borrower hereby authorizes Lender to file any financing statements, continuation statements, termination statements, and amendments (including an “all assets” or “all personal property” collateral description or words of similar import) in form and substance as Lender may require in order to protect and preserve Lender’s lien priority and security interest in the Mortgaged Property (and to the extent Lender has filed any such financing statements, continuation statements, or amendments prior to the Effective Date, such filings by Lender are hereby authorized and ratified by Borrower).

(f) Loan Document Taxes.

Borrower shall pay, on demand, any transfer taxes, documentary taxes, assessments, or charges made by any Governmental Authority in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents or the Mortgage Loan.

ARTICLE 6 - PROPERTY USE, PRESERVATION, AND MAINTENANCE

Section 6.01Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 6.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Compliance with Law; Permits and Licenses.

(1) To Borrower’s knowledge, all improvements to the Land and the use of the

Mortgaged Property comply with all applicable laws, ordinances, statutes, rules, and regulations, including all applicable statutes, rules, and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, and rent control, and Borrower has no knowledge of any action or proceeding (or threatened action or proceeding) regarding noncompliance or nonconformity with any of the foregoing.

(2) To Borrower’s knowledge, there is no evidence of any illegal activities on the Mortgaged Property.

(3) To Borrower’s knowledge, no permits or approvals from any Governmental Authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Repairs or Replacements, as applicable, other than those permits or approvals which will be timely obtained in the ordinary course of business.

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(4) All required permits, licenses, and certificates to comply with all zoning and land use statutes, laws, ordinances, rules, and regulations, and all applicable health, fire, safety, and building codes, and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent, have been obtained and are in full force and effect.

(5) No portion of the Mortgaged Property has been purchased with the proceeds of any illegal activity.

(b) Property Characteristics.

(1) The Mortgaged Property contains at least:

(A) the Property Square Footage;

(B) the Total Parking Spaces; and

(C) the Total Residential Units.

(2) No part of the Land is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for the Land.

(c) Property Ownership.

Borrower is sole owner or ground lessee of the Mortgaged Property.

(d) Condition of the Mortgaged Property.

(1) Borrower has not made any claims, and to Borrower’s knowledge, no claims have been made, against any contractor, engineer, architect, or other party with respect to the construction or condition of the Mortgaged Property or the existence of any structural or other material defect therein; and

(2) neither the Land nor the Improvements have sustained any damage other than damage which has been fully repaired, or is fully insured and is being repaired in the ordinary course of business.

(e) Personal Property.

Borrower owns (or, to the extent disclosed on the Exceptions to Representations and Warranties Schedule, leases) all of the Personal Property that is material to and is used in connection with the management, ownership, and operation of the Mortgaged Property.

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Section 6.02 Covenants.

(a) Use of Property.

From and after the Effective Date, Borrower shall not, unless required by applicable law or Governmental Authority:

(1) change the use of all or any part of the Mortgaged Property;

(2) convert any individual dwelling units or common areas to commercial use, or convert any common area or commercial use to individual dwelling units;

(3) initiate or acquiesce in a change in the zoning classification of the Land;

(4) establish any condominium or cooperative regime with respect to the Mortgaged Property;

(5) subdivide the Land; or

(6) suffer, permit, or initiate the joint assessment of any Mortgaged Property with any other real property constituting a tax lot separate from such Mortgaged Property which could cause the part of the Land to be included or assessed under or as part of another tax lot or parcel, or any part of any other property to be included or assessed under or as part of the tax lot or parcels for the Land.

(b) Property Maintenance.

Borrower shall:

(1) pay the expenses of operating, managing, maintaining, and repairing the Mortgaged Property (including insurance premiums, utilities, Repairs, and Replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added;

(2) keep the Mortgaged Property in good repair and marketable condition (ordinary wear and tear excepted) (including the replacement of Personalty and Fixtures with items of equal or better function and quality) and subject to Section 9.03(b)(3) and Section 10.03(d) restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition or condition immediately prior to the damage (if improved after the Effective Date), whether or not any insurance proceeds received upon an event of loss or any amounts received in connection with a Condemnation Action are available to cover any costs of such restoration or repair;

(3) commence all Required Repairs, Additional Lender Repairs, and Additional Lender Replacements as follows:

(A) with respect to any Required Repairs, promptly following the Effective Date (subject to Force Majeure, if applicable), in accordance with the timelines set forth on the Required Repair Schedule, or if no timelines are provided, as soon as practical following the Effective Date;

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(B) with respect to Additional Lender Repairs, in the event that Lender determines that Additional Lender Repairs are necessary from time to time or pursuant to Section 6.03(c), promptly following Lender’s written notice of such Additional Lender Repairs (subject to Force Majeure, if applicable), commence any such Additional Lender Repairs in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical;

(C) with respect to Additional Lender Replacements, in the event that Lender determines that Additional Lender Replacements are necessary from time to time or pursuant to Section 6.03(c), promptly following Lender’s written notice of such Additional Lender Replacements (subject to Force Majeure, if applicable), commence any such Additional Lender Replacements in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical;

(4) make, construct, install, diligently perform, and complete all Replacements, Repairs, Restoration, and any other work permitted under the Loan Documents:

(A) in a good and workmanlike manner as soon as practicable following the commencement thereof, free and clear of any Liens, including mechanics’ or materialmen’s liens and encumbrances (except Permitted Encumbrances and mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials);

(B) in accordance with all applicable laws, ordinances, rules, and regulations of any Governmental Authority, including applicable building codes, special use permits, and environmental regulations;

(C) in accordance with all applicable insurance and bonding requirements; and

(D) within all timeframes required by Lender, and Borrower acknowledges that it shall be an Event of Default if Borrower abandons or ceases work on any Repair at any time prior to the completion of the Repairs for a period of longer than twenty (20) days (except when Force Majeure exists and Borrower is diligently pursuing the reinstitution of such work, provided, however, any such abandonment or cessation shall not in any event allow the Repair to be completed after the Completion Period, subject to Force Majeure); and

(5) subject to the terms of Section 6.03(a), provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing;

(6) give written notice to Lender of, and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender’s security for the Mortgage Loan, or Lender’s rights under this Loan Agreement; and

(7) upon Lender’s written request, submit to Lender any contracts or work orders described in Section 13.02(b).

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(c) Property Preservation.

Borrower shall:

(1) not commit waste or abandon or (ordinary wear and tear excepted) permit impairment or deterioration of the Mortgaged Property;

(2) not (or otherwise permit any other Person to) demolish, make any change in the unit mix, otherwise alter the Mortgaged Property or any part of the Mortgaged Property, or remove any Personalty or Fixtures from the Mortgaged Property, except for: (A) alterations required in connection with Repairs and Replacements; or (B) the replacement of tangible Personalty or Fixtures, provided (i) such Personalty or Fixtures are replaced with items of equal or better function and quality, and (ii) such replacement does not result in any disruption in occupancy (other than in connection with the routine releasing of units);

(3) not engage in or knowingly permit, and shall take appropriate measures to prevent and abate or cease and desist, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Land or otherwise materially impair the lien created by the Security Instrument or Lender’s interest in the Mortgaged Property;

(4) not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage required by this Loan Agreement; or

(5) not subject the Mortgaged Property to any voluntary, elective, or non-compulsory tax lien or assessment (or opt in to any voluntary, elective, or non-compulsory special tax district or similar regime).

(d) Property Inspections.

Borrower shall:

(1) permit Lender, its agents, representatives, and designees to enter upon and inspect the Mortgaged Property (including in connection with any Replacement, Repair, or Restoration, or to conduct any Environmental Inspection pursuant to the Environmental Indemnity Agreement), and shall cooperate and provide access to all areas of the Mortgaged Property (subject to the rights of tenants under the Leases):

(A) during normal business hours;

(B) at such other reasonable time upon reasonable notice of not less than one (1) Business Day;

(C) at any time when exigent circumstances exist; or

(D) at any time after an Event of Default has occurred and is continuing; and

(2) pay for reasonable costs or expenses incurred by Lender or its agents in connection with any such inspections.

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(e) Compliance with Laws.

Borrower shall:

(1) comply with all laws, ordinances, statutes, rules, and regulations of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, statutes, rules and regulations, and covenants pertaining to construction of improvements on the Land, fair housing, and requirements for equal opportunity, anti-discrimination, and Leases;

(2) procure and maintain all required permits, licenses, charters, registrations, and certificates necessary to comply with all zoning and land use statutes, laws, ordinances, rules and regulations, and all applicable health, fire, safety, and building codes and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent;

(3) comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits;

(4) at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 6.02(e); and

(5) promptly after receipt or notification thereof, provide Lender copies of any building code or zoning violation from any Governmental Authority with respect to the Mortgaged Property.

Section 6.03 Mortgage Loan Administration Matters Regarding the Property.

(a) Property Management.

From and after the Effective Date, each property manager and each property management agreement must be approved by Lender.  If, in connection with the making of the Mortgage Loan, or at any later date, Lender waives in writing the requirement that Borrower enter into a written contract for management of the Mortgaged Property, and Borrower later elects to enter into a written contract or change the management of the Mortgaged Property, such new property manager or the property management agreement must be approved by Lender.  As a condition to any approval by Lender, Lender may require that Borrower and such new property manager enter into a collateral assignment of the property management agreement on a form approved by Lender.

(b) Subordination of Fees to Affiliated Property Managers.

Any property manager that is a Borrower Affiliate to whom fees are payable for the management of the Mortgaged Property must enter into an assignment of management agreement or other agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require.

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(c) Property Condition Assessment.

If, in connection with any inspection of the Mortgaged Property, Lender determines that the condition of the Mortgaged Property has deteriorated (ordinary wear and tear excepted) since the Effective Date, Lender may obtain, at Borrower’s expense, a property condition assessment of the Mortgaged Property.  Lender’s right to obtain a property condition assessment pursuant to this Section 6.03(c) shall be in addition to any other rights available to Lender under this Loan Agreement in connection with any such deterioration.  Any such inspection or property condition assessment may result in Lender requiring Additional Lender Repairs or Additional Lender Replacements as further described in Section 13.02(a)(9)(B).

ARTICLE 7 - LEASES AND RENTS

Section 7.01    Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 7.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Prior Assignment of Rents.

Borrower has not executed any:

(1) prior assignment of Rents (other than an assignment of Rents securing prior indebtedness that has been paid off and discharged or will be paid off and discharged with the proceeds of the Mortgage Loan); or

(2) instrument which would prevent Lender from exercising its rights under this Loan Agreement or the Security Instrument.

(b) Prepaid Rents.

Borrower has not accepted, and does not expect to receive prepayment of, any Rents for more than two (2) months prior to the due dates of such Rents.

Section 7.02 Covenants.

(a) Leases.

Borrower shall:

(1) comply with and observe Borrower’s obligations under all Leases, including Borrower’s obligations pertaining to the maintenance and disposition of tenant security deposits;

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(2) surrender possession of the Mortgaged Property, including all Leases and all security deposits and prepaid Rents, immediately upon appointment of a receiver or Lender’s entry upon and taking of possession and control of the Mortgaged Property, as applicable;

(3) require that all Residential Leases have initial terms of not less than six (6) months and not more than twenty-four (24) months (however, if customary in the applicable market for properties comparable to the Mortgaged Property, Residential Leases with terms of less than six (6) months (but in no case less than one (1) month) may be permitted with Lender’s prior written consent), provided however, Short-Term Rentals (regardless of the duration of the term) shall not be permitted unless otherwise expressly approved by Lender in writing; and

(4) promptly provide Lender a copy of any non-Residential Lease at the time such Lease is executed (subject to Lender’s consent rights for Material Commercial Leases in Section 7.02(b)) and, upon Lender’s written request, promptly provide Lender a copy of any Residential Lease then in effect.

(b) Commercial Leases.

(1) With respect to Material Commercial Leases, Borrower shall not:

(A) enter into any Material Commercial Lease except with the prior written consent of Lender; or

(B) modify the terms of, extend, or terminate any Material Commercial Lease (including any Material Commercial Lease in existence on the Effective Date) without the prior written consent of Lender.

(2) With respect to any non-Material Commercial Lease, Borrower shall not:

(A) enter into any non-Material Commercial Lease that materially alters the use and type of operation of the premises subject to the Lease in effect as of the Effective Date or reduces the number or size of residential units at the Mortgaged Property; or

(B) modify the terms of any non-Material Commercial Lease (including any non-Material Commercial Lease in existence on the Effective Date) in any way that materially alters the use and type of operation of the premises subject to such non-Material Commercial Lease in effect as of the Effective Date, reduces the number or size of residential units at the Mortgaged Property, or results in such non-Material Commercial Lease being deemed a Material Commercial Lease.

(3) With respect to any Material Commercial Lease or non-Material Commercial Lease, Borrower shall cause the applicable tenant to provide within ten (10) days after a request by Borrower, a certificate of estoppel, or if not provided by tenant within such ten (10) day period, Borrower shall provide such certificate of estoppel, certifying:

(A) that such Material Commercial Lease or non-Material Commercial Lease is unmodified and in full force and effect (or if there have been modifications, that such Material Commercial Lease or non-Material Commercial Lease is in full force and effect as modified and stating the modifications);

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(B) the term of the Lease including any extensions thereto;

(C) the dates to which the Rent and any other charges hereunder have been paid by tenant;

(D) the amount of any security deposit delivered to Borrower as landlord;

(E) whether or not Borrower is in default (or whether any event or condition exists which, with the passage of time, would constitute an event of default) under such Lease;

(F) the address to which notices to tenant should be sent; and

(G) any other information as may be reasonably required by Lender.

(c) Payment of Rents.

Borrower shall:

(1) pay to Lender upon demand all Rents after an Event of Default has occurred and is continuing;

(2) cooperate with Lender’s efforts in connection with the assignment of Rents set forth in the Security Instrument; and

(3) not accept Rent under any Lease (whether a Residential Lease or a non-Residential Lease) for more than two (2) months in advance.

(d) Assignment of Rents.

Borrower shall not:

(1) perform any acts or execute any instrument that would prevent Lender from exercising its rights under the assignment of Rents granted in the Security Instrument or in any other Loan Document; or

(2) interfere with Lender’s collection of such Rents.

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(e) Further Assignments of Leases and Rents.

Borrower shall execute and deliver any further assignments of Leases and Rents as Lender may reasonably require.

(f) Options to Purchase by Tenants.

No Lease (whether a Residential Lease or a non-Residential Lease) shall contain an option to purchase, right of first refusal to purchase or right of first offer to purchase, except as required by applicable law.

Section 7.03 Mortgage Loan Administration Regarding Leases and Rents.

(a) Material Commercial Lease Requirements.

Each Material Commercial Lease, including any renewal or extension of any Material Commercial Lease in existence as of the Effective Date, shall provide, directly or pursuant to a subordination, non-disturbance and attornment agreement approved by Lender, that:

(1) the tenant shall, upon written notice from Lender after the occurrence of an Event of Default, pay all Rents payable under such Lease to Lender;

(2) such Lease and all rights of the tenant thereunder are expressly subordinate to the lien of the Security Instrument;

(3) the tenant shall attorn to Lender and any purchaser at a Foreclosure Event (such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a Foreclosure Event or by Lender in any manner);

(4) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a Foreclosure Event may from time to time request; and

(5) such Lease shall not terminate as a result of a Foreclosure Event unless Lender or any other purchaser at such Foreclosure Event affirmatively elects to terminate such Lease pursuant to the terms of the subordination, non-disturbance and attornment agreement.

(b) Residential Lease Form.

All Residential Leases entered into from and after the Effective Date shall be on forms approved by Lender.

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ARTICLE 8 - BOOKS AND RECORDS; FINANCIAL REPORTING

Section 8.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 8.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Financial Information.

All financial statements and data, including statements of cash flow and income and operating expenses, that have been delivered to Lender in respect of the Mortgaged Property:

(1) are true, complete, and correct in all material respects; and

(2) accurately represent the financial condition of the Mortgaged Property as of such date.

(b) No Change in Facts or Circumstances.

All information in the Loan Application and in all financial statements, rent rolls, reports, certificates, and other documents submitted in connection with the Loan Application are complete and accurate in all material respects.  There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

Section 8.02 Covenants.

(a) Obligation to Maintain Accurate Books and Records.

Borrower shall keep and maintain at all times at the Mortgaged Property or the property management agent’s offices or Borrower’s General Business Address and, upon Lender’s written request, shall make available at the Land:

(1) complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property; and

(2) copies of all written contracts, Leases, and other instruments that affect Borrower or the Mortgaged Property.

(b) Items to Furnish to Lender.

Borrower shall furnish to Lender the following, certified as true, complete, and accurate, in all material respects, by an individual having authority to bind Borrower (or Guarantor, as applicable), in such form and with such detail as Lender reasonably requires:

(1) within forty-five (45) days after the end of each first, second, and third calendar quarter, a statement of income and expenses for Borrower on a year-to-date basis as of the end of each calendar quarter;

(2) within one hundred twenty (120) days after the end of each calendar year:

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(A) for any Borrower that is an entity, a statement of income and expenses and a statement of cash flows for such calendar year;

(B) for any Borrower that is an individual, or a trust established for estate-planning purposes, a personal financial statement for such calendar year;

(C) when requested in writing by Lender, balance sheet(s) showing all assets and liabilities of Borrower and a statement of all contingent liabilities as of the end of such calendar year;

(D) if an energy consumption metric for the Mortgaged Property is required to be reported to any Governmental Authority, the Fannie Mae Energy Performance Metrics report, as generated by ENERGY STAR® Portfolio Manager, for the Mortgaged Property for such calendar year, which report must include the ENERGY STAR score, the Source Energy Use Intensity (EUI), the month and year ending period for such ENERGY STAR score and such Source Energy Use Intensity, and the ENERGY STAR Portfolio Manager Property Identification Number; provided that, if the Governmental Authority does not require the use of ENERGY STAR Portfolio Manager for the reporting of the energy consumption metric and Borrower does not use ENERGY STAR Portfolio Manager, then Borrower shall furnish to Lender the Source Energy Use Intensity for the Mortgaged Property for such calendar year;

(E) a written certification ratifying and affirming that:

(i) Borrower has taken no action in violation of Section 4.02(d) regarding its single asset status;

(ii) Borrower has received no notice of any building code violation, or if Borrower has received such notice, evidence of remediation;

(iii) Borrower has made no application for rezoning or received any notice that the Mortgaged Property has been or is being rezoned; and

(iv) Borrower has taken no action and has no knowledge of any action that would violate the provisions of Section 11.02(b)(1)(F) regarding liens encumbering the Mortgaged Property;

(F) an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts; and

(G) written confirmation of:

(i) any changes occurring since the Effective Date (or that no such changes have occurred since the Effective Date) in (1) the direct owners of Borrower, (2) the indirect owners (and any non-member managers) of Borrower that Control Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts), or (3) the indirect owners of

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Borrower that hold twenty-five percent (25%) or more of the ownership interests in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts), and their respective interests;

(ii) the names of all officers and directors of (1) any Borrower which is a corporation, (2) any corporation which is a general partner of any Borrower which is a partnership, or (3) any corporation which is the managing member or non-member manager of any Borrower which is a limited liability company; and

(iii) the names of all managers who are not members of (1) any Borrower which is a limited liability company, (2) any limited liability company which is a general partner of any Borrower which is a partnership, or (3) any limited liability company which is the managing member or non-member manager of any Borrower which is a limited liability company; and

(H) if not already provided pursuant to Section 8.02(b)(2)(A) above, a statement of income and expenses for Borrower’s operation of the Mortgaged Property on a year-to-date basis as of the end of each calendar year;

(3) within forty-five (45) days after the end of each first, second, and third calendar quarter and within one hundred twenty (120) days after the end of each calendar year, and at any other time upon Lender’s written request, a rent schedule for the Mortgaged Property showing the name of each tenant and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender; and

(4) upon Lender’s written request (but, absent an Event of Default, no more frequently than once in any six (6) month period):

(A) any item described in Section 8.02(b)(1) or Section 8.02(b)(2) for Borrower, certified as true, complete, and accurate by an individual having authority to bind Borrower;

(B) a property management or leasing report for the Mortgaged Property, showing the number of rental applications received from tenants or prospective tenants and deposits received from tenants or prospective tenants, and any other information requested by Lender;

(C) a statement of income and expenses for Borrower’s operation of the

Mortgaged Property on a year-to-date basis as of the end of each month for such period as requested by Lender, which statement shall be delivered within thirty (30) days after the end of such month requested by Lender;

(D) a statement of real estate owned directly or indirectly by Borrower and Guarantor for such period as requested by Lender, which statement(s) shall be delivered within thirty (30) days after the end of such month requested by Lender;

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(E) for any Guarantor, by the later of thirty (30) days after the date requested by Lender and the date one hundred twenty (120) days after the end of the most recent calendar year:

(i) that is an entity, a statement of income and expenses and a statement of cash flows for such calendar year;

(ii) that is an individual, or a trust established for estate-planning purposes, a personal financial statement for such calendar year; and

(iii) balance sheet(s) showing all assets and liabilities of Guarantor and a statement of all contingent liabilities as of the end of such calendar year; and

(F) a statement that identifies:

(i) the direct owners of Borrower and their respective interests;

(ii) the indirect owners (and any non-member managers) of Borrower that Control Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests; and

(iii) the indirect owners of Borrower that hold twenty-five percent (25%) or more of the ownership interests in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests.

(c) Audited Financials.

In the event Borrower or Guarantor receives or obtains any audited financial statements and such financial statements are required to be delivered to Lender under Section 8.02(b),

Borrower shall deliver or cause to be delivered to Lender the audited versions of such financial statements.

(d) Delivery of Books and Records.

If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender, upon written demand, all books and records relating to the Mortgaged Property or its operation.

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Section 8.03   Mortgage Loan Administration Matters Regarding Books and Records and Financial Reporting.

(a) Lender’s Right to Obtain Audited Books and Records.

Lender may require that Borrower’s or Guarantor’s books and records be audited, at Borrower’s expense, by an independent certified public accountant selected by Lender in order to produce or audit any statements, schedules, and reports of Borrower, Guarantor, or the Mortgaged Property required by Section 8.02, if:

(1) Borrower or Guarantor fails to provide in a timely manner the statements, schedules, and reports required by Section 8.02 and, thereafter, Borrower or Guarantor fails to provide such statements, schedules, and reports within the cure period provided in Section 14.01(c);

(2) the statements, schedules, and reports submitted to Lender pursuant to Section 8.02 are not full, complete, and accurate in all material respects as determined by Lender and, thereafter, Borrower or Guarantor fails to provide such statements, schedules, and reports within the cure period provided in Section 14.01(c); or

(3) an Event of Default has occurred and is continuing.

Notwithstanding the foregoing, the ability of Lender to require the delivery of audited financial statements shall be limited to not more than once per Borrower’s fiscal year so long as no Event of Default has occurred during such fiscal year (or any event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing).  Borrower shall cooperate with Lender in order to satisfy the provisions of this Section 8.03(a).  All related costs and expenses of Lender shall become due and payable by Borrower within ten (10) Business Days after demand therefor.

(b) Credit Reports; Credit Score.

No more often than once in any twelve (12) month period, Lender is authorized to obtain a credit report (if applicable) on Borrower or Guarantor, the cost of which report shall be paid by Borrower.  Lender is authorized to obtain a Credit Score (if applicable) for Borrower or Guarantor at any time at Lender’s expense.

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ARTICLE 9 - INSURANCE

Section 9.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 9.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Compliance with Insurance Requirements.

Borrower is in compliance with Lender’s insurance requirements (or has obtained a written waiver from Lender for any non-compliant coverage) and has timely paid all premiums on all required insurance policies.

(b) Property Condition.

(1) The Mortgaged Property has not been damaged by fire, water, wind, or other cause of loss; or

(2) if previously damaged, any previous damage to the Mortgaged Property has been repaired and the Mortgaged Property has been fully restored.

Section 9.02 Covenants.

(a) Insurance Requirements.

(1) As required by Lender and applicable law, and as may be modified from time to time, Borrower shall:

(A) keep the Improvements insured at all times against any hazards, which insurance shall include coverage against loss by fire and all other perils insured by the “special causes of loss” coverage form, general boiler and machinery coverage, business income coverage, and flood (if any of the Improvements are located in an area identified by the Federal Emergency Management Agency (or any successor) as an area having special flood hazards and to the extent flood insurance is available in that area), and may include sinkhole insurance, mine subsidence insurance, earthquake insurance, terrorism insurance, windstorm insurance and, if the Mortgaged Property does not conform to applicable building, zoning, or land use laws, ordinance and law coverage;

(B) maintain at all times commercial general liability insurance, workmen’s compensation insurance, and such other liability, errors and omissions, and fidelity insurance coverage; and

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(C) maintain builder’s risk and public liability insurance, and other insurance in connection with completing the Repairs or Replacements, as applicable.

(b) Delivery of Policies, Renewals, Notices, and Proceeds.

Borrower shall:

(1) cause all insurance policies (including any policies not otherwise required by Lender) which can be endorsed with standard non-contributing, non-reporting mortgagee clauses making loss payable to Lender (or Lender’s assigns) to be so endorsed;

(2) promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums;

(3) deliver evidence, in form and content acceptable to Lender, that each required insurance policy under this Article 9 has been renewed not less than fifteen (15) days prior to the applicable expiration date, and (if such evidence is other than an original or duplicate original of a renewal policy) deliver the original or duplicate original of each renewal policy (or such other evidence of insurance as may be required by or acceptable to Lender) in form and content acceptable to Lender within ninety (90) days after the applicable expiration date of the original insurance policy;

(4) provide immediate written notice to the insurance company and to Lender of any event of loss;

(5) execute such further evidence of assignment of any insurance proceeds as Lender may require; and

(6) provide immediate written notice to Lender of Borrower’s receipt of any insurance proceeds under any insurance policy required by Section 9.02(a)(1) above and, if requested by Lender, deliver to Lender all of such proceeds received by Borrower to be applied by Lender in accordance with this Article 9.

Section 9.03 Mortgage Loan Administration Matters Regarding Insurance

(a) Lender’s Ongoing Insurance Requirements.

Borrower acknowledges that Lender’s insurance requirements may change from time to time.  All insurance policies and renewals of insurance policies required by this Loan Agreement shall be:

(1) in the form and with the terms required by Lender;

(2) in such amounts, with such maximum deductibles and for such periods required by Lender; and

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(3) issued by insurance companies satisfactory to Lender.

BORROWER ACKNOWLEDGES THAT ANY FAILURE OF BORROWER TO COMPLY WITH THE REQUIREMENTS SET FORTH IN SECTION 9.02(a) OR SECTION 9.02(b)(3) ABOVE SHALL PERMIT LENDER TO PURCHASE THE APPLICABLE INSURANCE AT BORROWER’S COST.  SUCH INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER’S INTERESTS.  THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAKES OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH THE MORTGAGED PROPERTY.  IF LENDER PURCHASES INSURANCE FOR THE MORTGAGED PROPERTY AS PERMITTED HEREUNDER, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AT THE DEFAULT RATE AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR THE EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE SHALL BE ADDED TO BORROWER’S TOTAL OUTSTANDING BALANCE OR OBLIGATION AND SHALL CONSTITUTE ADDITIONAL INDEBTEDNESS.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN.  BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b) Application of Proceeds on Event of Loss.

(1) Upon an event of loss, Lender may, at Lender’s option:

(A) hold such proceeds in the Restoration Reserve Account to be applied to reimburse Borrower for the cost of Restoration (in accordance with Article 13 and Lender’s then-current policies relating to the Restoration of similar multifamily residential properties); or

(B) apply such proceeds to the payment of the Indebtedness, whether or not then due; provided, however, Lender shall not apply insurance proceeds to the payment of the Indebtedness and shall permit Restoration pursuant to Section 9.03(b)(1)(A) if all of the following conditions are met:

(i) no Event of Default has occurred and is continuing (or any event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing);

(ii) Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration;

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(iii) Lender determines that the Net Cash Flow generated by the Mortgaged Property after completion of the Restoration will be sufficient to support a debt service coverage ratio not less than the debt service coverage ratio immediately prior to the event of loss, but in no event less than 1.0x (the debt service coverage ratio shall be calculated on a thirty (30) year amortizing basis (if applicable, on a proforma basis approved by Lender) in all events and shall include all operating costs and other expenses, Imposition Deposits, deposits to Collateral Accounts, and Mortgage Loan repayment obligations);

(iv) Lender determines that the Restoration will be completed before the earlier of (1) one year before the stated Maturity Date, or (2) one year after the date of the loss or casualty; and

(v) Borrower provides Lender, upon written request, evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Loan Agreement.

(2) Notwithstanding the foregoing, if any loss is estimated to be in an amount equal to or less than $150,000, Lender shall not exercise its rights and remedies as power-of-attorney herein and shall allow Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such policies of property damage insurance, and to collect and receive the proceeds of property damage insurance; provided that each of the following conditions shall be satisfied:

(A) Borrower shall immediately notify Lender of the casualty giving rise to the claim;

(B) no Event of Default has occurred and is continuing (or any event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing);

(C) the Restoration will be completed before the earlier of (i) one year before the stated Maturity Date, or (ii) one year after the date of the loss or casualty;

(D) Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration;

(E) all proceeds of property damage insurance shall be issued in the form of joint checks to Borrower and Lender;

(F) all proceeds of property damage insurance shall be applied to the Restoration;

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(G) Borrower shall deliver to Lender evidence satisfactory to Lender of completion of the Restoration and obtainment of all lien releases;

(H) Borrower shall have complied to Lender’s satisfaction with the foregoing requirements on any prior claims subject to this provision, if any; and

(I) Lender shall have the right to inspect the Mortgaged Property (subject to the rights of tenants under the Leases).

(3) If Lender elects to apply insurance proceeds to the Indebtedness in accordance with the terms of this Loan Agreement, Borrower shall not be obligated to restore or repair the Mortgaged Property.  Rather, Borrower shall restrict access to the damaged portion of the Mortgaged Property and, at its expense and regardless of whether such costs are covered by insurance, clean up any debris resulting from the casualty event, and, if required or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable, and marketable condition.  Nothing in this Section 9.03(b) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Loan Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Loan Agreement.

(c) Payment Obligations Unaffected.

The application of any insurance proceeds to the Indebtedness shall not extend or postpone the Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Loan Agreement or in any other Loan Document.  Notwithstanding the foregoing, if Lender applies insurance proceeds to the Indebtedness in connection with a casualty of less than the entire Mortgaged Property, and after such application of proceeds the debt service coverage ratio (as determined by Lender) is less than 1.25x based on the then-applicable Monthly Debt Service Payment and the anticipated ongoing Net Cash Flow of the Mortgaged Property after such casualty event, then Lender may, at its discretion, permit an adjustment to the Monthly Debt Service Payments that become due and owing thereafter, based on Lender’s then-current underwriting requirements.  In no event shall the preceding sentence obligate Lender to make any adjustment to the Monthly Debt Service Payments.

(d) Foreclosure Sale.

If the Mortgaged Property is transferred pursuant to a Foreclosure Event or Lender otherwise acquires title to the Mortgaged Property, Borrower acknowledges that Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums applicable to the Mortgaged Property and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such Foreclosure Event or such acquisition.

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(e) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section

14.03(c).

ARTICLE 10 - CONDEMNATION

Section 10.01    Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 10.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Prior Condemnation Action.

No part of the Mortgaged Property has been taken in connection with a Condemnation Action.

(b) Pending Condemnation Actions.

No Condemnation Action is pending or, to Borrower’s knowledge, is threatened for the partial or total condemnation or taking of the Mortgaged Property.

Section 10.02    Covenants.

(a) Notice of Condemnation.

Borrower shall:

(1) promptly notify Lender of any Condemnation Action of which Borrower has knowledge;

(2) appear in and prosecute or defend, at its own cost and expense, any action or proceeding relating to any Condemnation Action, including any defense of Lender’s interest in the Mortgaged Property tendered to Borrower by Lender, unless otherwise directed by Lender in writing; and

(3) execute such further evidence of assignment of any condemnation award in connection with a Condemnation Action as Lender may require.

(b) Condemnation Proceeds.

Borrower shall pay to Lender all awards or proceeds of a Condemnation Action promptly upon receipt.

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Section 10.03     Mortgage Loan Administration Matters Regarding Condemnation.

(a) Application of Condemnation Awards.

Lender may apply any awards or proceeds of a Condemnation Action, after the deduction of Lender’s expenses incurred in the collection of such amounts, to:

(1) the restoration or repair of the Mortgaged Property, if applicable;

(2) the payment of the Indebtedness, with the balance, if any, paid to Borrower; or

(3) Borrower.

(b) Payment Obligations Unaffected.

The application of any awards or proceeds of a Condemnation Action to the Indebtedness shall not extend or postpone the Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Loan Agreement or in any other Loan Document.

(c) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section

14.03(c).

(d) Preservation of Mortgaged Property.

If a Condemnation Action results in or from damage to the Mortgaged Property and Lender elects to apply the proceeds or awards from such Condemnation Action to the Indebtedness in accordance with the terms of this Loan Agreement, Borrower shall not be obligated to restore or repair the Mortgaged Property. Rather, Borrower shall restrict access to any portion of the Mortgaged Property which has been damaged or destroyed in connection with such Condemnation Action and, at Borrower’s expense and regardless of whether such costs are covered by insurance, clean up any debris resulting in or from the Condemnation Action, and, if required by any Governmental Authority or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable, and marketable condition.  Nothing in this Section 10.03(d) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Loan Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Loan Agreement.

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ARTICLE 11 - LIENS, TRANSFERS, AND ASSUMPTIONS

Section 11.01     Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 11.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) No Labor or Materialmen’s Claims.

All parties furnishing labor and materials on behalf of Borrower have been paid in full.  There are no mechanics’ or materialmen’s liens (whether filed or unfiled) outstanding for work, labor, or materials (and no claims or work outstanding that under applicable law could give rise to any such mechanics’ or materialmen’s liens) affecting the Mortgaged Property, whether prior to, equal with, or subordinate to the lien of the Security Instrument.

(b) No Other Interests.

No Person:

(1) other than Borrower has any possessory ownership or interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of existing Leases, the material terms of all such Leases having been previously disclosed in writing to Lender; or

(2) has an option, right of first refusal, or right of first offer (except as required by applicable law) to purchase the Mortgaged Property, or any interest in the Mortgaged Property.

Section 11.02     Covenants.

(a) Liens; Encumbrances.

Borrower shall not permit the grant, creation, or existence of any Lien, whether voluntary, involuntary, or by operation of law, on all or any portion of the Mortgaged Property (including any voluntary, elective, or non-compulsory tax lien or assessment pursuant to a voluntary, elective, or non-compulsory special tax district or similar regime) other than:

(1) Permitted Encumbrances;

(2) the creation of:

(A) any tax lien, municipal lien, utility lien, mechanics’ lien, materialmen’s lien, or judgment lien against the Mortgaged Property if bonded off, released of record, or otherwise remedied to Lender’s satisfaction within sixty (60) days after the earlier of the date Borrower has actual notice or constructive notice of the existence of such lien; or

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(B) any mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and

(3) the lien created by the Loan Documents.

(b) Transfers.

(1) Mortgaged Property.

Borrower shall not Transfer, or cause or permit a Transfer of, all or any part of the Mortgaged Property (including any interest in the Mortgaged Property) other than:

(A) a Transfer to which Lender has consented in writing;

(B) Leases permitted pursuant to the Loan Documents;

(C) [reserved];

(D) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality which are free of Liens (other than those created by the Loan Documents);

(E) the grant of an easement, servitude, or restrictive covenant to which Lender has consented, and Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and a $5,000 review fee, which shall be in lieu of any other Review Fee or Transfer Fee);

(F) a lien permitted pursuant to Section 11.02(a) of this Loan Agreement; or

(G) the conveyance of the Mortgaged Property following a Foreclosure Event.

(2) Interests in Borrower, Key Principal, or Guarantor.

Other than a Transfer to which Lender has consented in writing, Borrower shall not Transfer, or cause or permit to be Transferred:

(A) any direct or indirect ownership interest in Borrower, Key Principal, or Guarantor (if applicable) if such Transfer would cause a change in Control;

(B) a direct or indirect Restricted Ownership Interest in Borrower, Key Principal, or Guarantor (if applicable);provided however, that for the avoidance of doubt, a Transfer of limited partnership interests in Cantor Fitzgerald Income Trust Operating Partnership, L.P. (the “Operating Partnership”) shall not constitute a Transfer of a Restricted Ownership Interest so long as at all times Key Principal owns one hundred percent (100%) of the general partnership interests and not less than fifty percent (50%) of the limited partnership interests in the Operating Partnership;

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(C) fifty percent (50%) or more of Key Principal’s or Guarantor’s direct or indirect ownership interests in Borrower that existed on the Effective Date (individually or on an aggregate basis);provided however, that for the avoidance of doubt, a Transfer of limited partnership interests in the Operating Partnership shall not be restricted by this provision, so long as Key Principal owns one hundred percent (100%) of the general partnership interests and not less than fifty percent (50%) of the limited partnership interests in the Operating Partnership as of the effective date of the subject Transfer;

(D) the economic benefits or rights to cash flows attributable to any ownership interests in Borrower, Key Principal, or Guarantor (if applicable) separate from the Transfer of the underlying ownership interests if the Transfer of the underlying ownership interest is prohibited by this Loan Agreement; or

(E) a Transfer to a new key principal or new guarantor (if such new key principal or guarantor is an entity), which entity has an organizational existence termination date that ends before the Maturity Date.

Notwithstanding the foregoing, if a Publicly-Held Corporation or a Publicly-Held Trust Controls Borrower, Key Principal, or Guarantor, or owns a direct or indirect Restricted Ownership Interest in Borrower, Key Principal, or Guarantor, a Transfer of any ownership interests in such Publicly-Held Corporation or Publicly-Held Trust shall not be prohibited under this Loan Agreement as long as (i) such Transfer does not result in a conversion of such Publicly-Held Corporation or Publicly-Held Trust to a privately held entity, and (ii) Borrower provides written notice to Lender not later than thirty (30) days thereafter of any such Transfer that results in any Person owning ten percent (10%) or more of the ownership interests in such Publicly-Held Corporation or Publicly-Held Trust.

(3) Transfers of Non-Controlling Interests.

Transfers of direct or indirect limited partnership or non-managing member interests in Borrower that result in a Transfer of fifty percent (50%) or more of the limited partnership or non-managing membership interests shall be consented to by Lender if such Transfer satisfies the following conditions:

(A) Key Principal or Guarantor (as applicable) Controls Borrower with the same rights and abilities as Key Principal or Guarantor (as applicable) Controls Borrower immediately prior to the date of such Transfer;

(B) such Transfer satisfies the requirements of Section 11.02(b)(2)(C);

(C) Borrower shall provide Lender not less than thirty (30) days prior written notice of the proposed Transfer and obtain Lender’s approval;

(D) Borrower shall provide with its notice to Lender an organizational chart reflecting, and all organizational documents relevant to, the proposed Transfer;

(E) Borrower shall provide with its notice to Lender a certification that no change of Control of Borrower or Key Principal shall occur as a result of such Transfer;

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(F) the transferee shall not be, as of the date of the Transfer, a Prohibited Person if, as a result of the Transfer, the transferee will own twenty-five percent (25%) or more of the direct or indirect ownership interests in Borrower (or, if any other investor will own twenty-five percent (25%) or more of the direct or indirect ownership interests in Borrower that did not own twenty-five percent (25%) or more before the Transfer, such investor shall not, as of the date of the Transfer, be a Prohibited Person);

(G) Borrower shall pay to Lender:

(i) concurrently with its notice to Lender, the Review Fee plus a Transfer Fee of $25,000; and

(ii) upon demand, any out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with its review of the Transfer request; and

(H) Borrower shall execute upon demand such documents or certifications as Lender reasonably requires in order to confirm the post-transfer ownership structure, compliance with the stated conditions, and any other relevant factual matter.

(4) Name Change or Entity Conversion.

Lender shall consent to Borrower changing its name, changing its jurisdiction of organization, or converting from one type of legal entity into another type of legal entity for any lawful purpose, provided that:

(A) Lender receives written notice at least thirty (30) days prior to such change or conversion, which notice shall include organizational charts that reflect the structure of Borrower both prior to and subsequent to such name change or entity conversion;

(B) such Transfer is not otherwise prohibited under the provisions of Section 11.02(b)(2);

(C) Borrower executes an amendment to this Loan Agreement and any other Loan Documents required by Lender documenting the name change or entity conversion;

(D) Borrower agrees and acknowledges, at Borrower’s expense, that (i) Borrower will execute and record in the land records any instrument required by the Property Jurisdiction to be recorded to evidence such name change or entity conversion (or provide Lender with written confirmation from the title company (via electronic mail or letter) that no such instrument is required), (ii) Borrower will execute any additional documents required by Lender, including the amendment to this Loan Agreement, and allow such documents to be recorded or filed in the land records of the Property Jurisdiction, (iii) Lender will obtain a “date down” endorsement to the Lender’s Title Policy (or obtain a new Title Policy if a “date down” endorsement is not available in the Property Jurisdiction), evidencing title to the Mortgaged Property being in the name of the successor entity and the Lien of the Security Instrument against the Mortgaged Property, and (iv) Lender will file any required UCC-3 financing statement and make any other filing deemed necessary to maintain the priority of its Liens on the Mortgaged Property; and

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(E) no later than ten (10) days subsequent to such name change or entity conversion, Borrower shall provide Lender (i) the documentation filed with the appropriate office in Borrower’s state of formation evidencing such name change or entity conversion, (ii) copies of the organizational documents of Borrower, including any amendments, filed with the appropriate office in Borrower’s state of formation reflecting the post-conversion Borrower name, form of organization, and structure, and (iii) if available, new certificates of good standing or valid formation for Borrower.

(5) No Delaware Statutory Trust or Series LLC Conversion.

Notwithstanding any provisions herein to the contrary, no Borrower, Guarantor, or Key Principal shall convert to a Delaware Statutory Trust or a series limited liability company.

(6) Plans of Division.

Borrower shall not Divide.  Lender shall consent to a Division by Guarantor or Key Principal provided that:

(A) Lender receives written notice at least thirty (30) days prior to the effective date of such Division, which notice shall include (i) a certification acceptable to Lender that such Division is not otherwise prohibited under the provisions of Article 11, (ii) a copy of the plan of division, and (iii) organizational charts that reflect the organizational structure of Borrower, Guarantor, and Key Principal both prior to and subsequent to such Division;

(B) no later than ten (10) days subsequent to such Division, Borrower shall provide Lender (i) the certificate of division or such other documentation filed with the appropriate office evidencing such Division, (ii) copies of the organizational documents of Borrower (if amended), Guarantor, and Key Principal, including any amendments thereto, that reflect the post-Division organizational structure, and (iii) new certificates of good standing or valid formation for Borrower (if amended), Guarantor, and Key Principal; and

(C) Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and a $25,000 review fee, which shall be in lieu of any other Review Fee or Transfer Fee).

(c) No Other Indebtedness.

Other than the Mortgage Loan, Borrower shall not incur or be obligated at any time with respect to any loan or other indebtedness (except trade payables as otherwise permitted in this Loan Agreement), including any indebtedness secured by a Lien on, or the cash flows from, the Mortgaged Property.

(d) No Mezzanine Financing or Preferred Equity.

Neither Borrower nor any direct or indirect owner of Borrower shall: (1) incur any Mezzanine Debt other than Permitted Mezzanine Debt; (2) issue any Preferred Equity other than Permitted Preferred Equity; or (3) incur any similar indebtedness or issue any similar equity.

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Section 11.03   Mortgage Loan Administration Matters Regarding Liens, Transfers, and Assumptions.

(a)   Assumption of Mortgage Loan.

Lender shall consent to a Transfer of the Mortgaged Property to and an assumption of the Mortgage Loan by a new borrower if each of the following conditions is satisfied prior to the Transfer:

(1) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(a);

(2) no Event of Default has occurred and is continuing, and no event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing;

(3) Lender determines that:

(A) the proposed new borrower, new key principal, and any other new guarantor fully satisfy all of Lender’s then-applicable borrower, key principal, or guarantor eligibility, credit, management, and other loan underwriting standards, which shall include an analysis of (i) the previous relationships between Lender and the proposed new borrower, new key principal, new guarantor, and any Person in Control of them, and the organization of the new borrower, new key principal, and new guarantor (if applicable), and (ii) the operating and financial performance of the Mortgaged Property, including physical condition and occupancy;

(B) none of the proposed new borrower, new key principal, and any new guarantor, or any owners of the proposed new borrower, new key principal, and any new guarantor, are a Prohibited Person; and

(C) none of the proposed new borrower, new key principal, and any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date;

(4) [reserved];

(5) the proposed new borrower has:

(A) executed an assumption agreement acceptable to Lender that, among other things, requires the proposed new borrower to assume and perform all obligations of Borrower (or any other transferor), and that may require that the new borrower comply with any provisions of any Loan Document that previously may have been waived by Lender for Borrower, subject to the terms of Section 11.03(g);

(B) if required by Lender, delivered to the title company for filing and/or recording in all applicable jurisdictions, all applicable Loan Documents including the assumption agreement to correctly evidence the assumption and the confirmation, continuation, perfection, and priority of the Liens created hereunder and under the other Loan Documents; and

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(C) delivered to Lender a “date-down” endorsement to the Title Policy acceptable to Lender (or a new title insurance policy if a “date-down” endorsement is not available);

(6) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(A) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Mortgage Loan; or

(B) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender;

(7) Lender has reviewed and approved the Transfer documents; and

(8) Lender has received the fees described in Section 11.03(g).

(b) Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates.

(1) Except as otherwise covered in Section 11.03(b)(2) below, Transfers of direct or indirect ownership interests in Borrower to Key Principal or Guarantor, or to a transferee through which Key Principal or Guarantor (as applicable) Controls Borrower with the same rights and abilities as Key Principal or Guarantor (as applicable) Controls Borrower immediately prior to the date of such Transfer, shall be consented to by Lender if such Transfer satisfies the applicable requirements of Section 11.03(a) as they would relate to such transferee, other than Section 11.03(a)(5), 11.03(a)(5) and 11.03(a)(6).

(2) Transfers of direct or indirect interests in Borrower held by a Key Principal or Guarantor to other Key Principals or Guarantors, as applicable, shall be consented to by Lender if such Transfer satisfies the following conditions:

(A) the Transfer does not cause a change in the Control of Borrower; and

(B) the transferor Key Principal or Guarantor maintains the same right and ability to Control Borrower as existed prior to the Transfer.

If the conditions set forth in this Section 11.03(b) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(c) Estate Planning.

Notwithstanding the provisions of Section 11.02(b)(2), so long as (1) the Transfer does not cause a change in the Control of Borrower, and (2) Key Principal and Guarantor, as applicable, maintain the same right and ability to Control Borrower as existed prior to the Transfer, Lender shall consent to Transfers of direct or indirect ownership interests in Borrower and Transfers of direct or indirect ownership interests in an entity Key Principal or entity Guarantor to:

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(A) Immediate Family Members of such transferor, each of whom must have obtained the legal age of majority;

(B) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor; or

(C) partnerships or limited liability companies of which the partners or members, respectively, are comprised entirely of (i) such transferor and Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, (ii) Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, or (iii) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor.

If the conditions set forth in this Section 11.03(c) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(d) Termination or Revocation of Trust.

If any of Borrower, Guarantor, or Key Principal is a trust, or if Control of Borrower, Guarantor, or Key Principal is Transferred or if a Restricted Ownership Interest in Borrower, Guarantor, or Key Principal would be Transferred due to the termination or revocation of a trust, the termination or revocation of such trust is an unpermitted Transfer; provided that the termination or revocation of the trust due to the death of an individual trustor shall not be considered an unpermitted Transfer so long as:

(1) Lender is notified within thirty (30) days of the death; and

(2) such Borrower, Guarantor, Key Principal, or other Person, as applicable, is replaced with an individual or entity acceptable to Lender, in accordance with the provisions of Section 11.03(a) within ninety (90) days of the date of the death causing the termination or revocation.

If the conditions set forth in this Section 11.03(d) are satisfied, the Transfer Fee shall be waived; provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(e) Death of Key Principal or Guarantor; Transfer Due to Death.

(1) If a Key Principal or Guarantor that is a natural person dies, or if Control of Borrower, Guarantor, or Key Principal is Transferred, or if a Restricted Ownership Interest in Borrower, Guarantor, or Key Principal would be Transferred as a result of the death of a Person (except in the case of trusts which is addressed in Section 11.03(d)), Borrower must notify Lender in writing within ninety (90) days in the event of such death.  Unless waived in writing by Lender, the deceased shall be replaced by an individual or entity within one hundred eighty (180) days, subject to Borrower’s satisfaction of the following conditions:

(A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(e);

(B) Lender determines that, if applicable:

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(i) any proposed new key principal and any other new guarantor (or Person Controlling such new key principal or new guarantor) fully satisfies all of Lender’s then-applicable key principal or guarantor eligibility, credit, management, and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new key principal and new guarantor (or Person Controlling such new key principal or new guarantor) and the organization of the new key principal and new guarantor);

(ii) none of any proposed new key principal or any new guarantor, or any owners of the proposed new key principal or any new guarantor, is a Prohibited Person; and

(iii) none of any proposed new key principal or any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date; and

(C) if applicable, one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Mortgage Loan; or

(ii) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender.

(2) In the event a replacement Key Principal, Guarantor, or other Person is required by Lender due to the death described in this Section 11.03(e), and such replacement has not occurred within such period, the period for replacement may be extended by Lender to a date not more than one year from the date of such death; however, Lender may require as a condition to any such extension that:

(A) the then-current property manager be replaced with a property manager reasonably acceptable to Lender (or if a property manager has not been previously engaged, a property manager reasonably acceptable to Lender be engaged); or

(B) a lockbox agreement or similar cash management arrangement (with the property manager) reasonably acceptable to Lender during such extended replacement period be instituted.

If the conditions set forth in this Section 11.03(e) are satisfied, the Transfer Fee shall be waived, provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

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(f) Bankruptcy of Guarantor.

(1) Upon the occurrence of any Guarantor Bankruptcy Event, unless waived in writing by Lender, the applicable Guarantor shall be replaced by an individual or entity within ninety (90) days of such Guarantor Bankruptcy Event, subject to Borrower’s satisfaction of the following conditions:

(A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(f);

(B) Lender determines that:

(i) the proposed new guarantor fully satisfies all of Lender’s then-applicable guarantor eligibility, credit, management, and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new guarantor and the organization of the new guarantor (if applicable));

(ii) no new guarantor is a Prohibited Person; and

(iii) no new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date; and

(C) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Mortgage Loan; or

(ii) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender.

(2) In the event a replacement Guarantor is required by Lender due to the Guarantor Bankruptcy Event described in this Section 11.03(f), and such replacement has not occurred within such period, the period for replacement may be extended by Lender in its discretion; however, Lender may require as a condition to any such extension that:

(A) the then-current property manager be replaced with a property manager reasonably acceptable to Lender (or if a property manager has not been previously engaged, a property manager reasonably acceptable to Lender be engaged); or

(B) a lockbox agreement or similar cash management arrangement (with the property manager) reasonably acceptable to Lender during such extended replacement period be instituted.

If the conditions set forth in this Section 11.03(f) are satisfied, the Transfer Fee shall be waived, provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

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(g) Further Conditions to Transfers and Assumption.

(1) In connection with any Transfer of the Mortgaged Property, or an ownership interest in Borrower, Key Principal, or Guarantor for which Lender’s approval is required under this Loan Agreement (including Section 11.03(a)), Lender may, as a condition to any such approval, require:

(A) additional collateral, guaranties, or other credit support to mitigate any risks concerning the proposed transferee or the performance or condition of the Mortgaged Property;

(B) amendment of the Loan Documents to delete or modify any specially negotiated terms or provisions previously granted for the exclusive benefit of original Borrower, Key Principal, or Guarantor and to restore the original provisions of the standard Fannie Mae form multifamily loan documents, to the extent such provisions were previously modified; or

(C) a modification to the amounts required to be deposited into the Reserve/Escrow Account pursuant to the terms of Section 13.02(a)(3)(B).

(2) In connection with any request by Borrower for consent to a Transfer, Borrower shall pay to Lender upon demand:

(A) the Transfer Fee (to the extent charged by Lender);

(B) the Review Fee (regardless of whether Lender approves or denies such request); and

(C) all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request, regardless of whether Lender approves or denies such request.

(h) (1) Private REIT Conversion.

A conversion of the Key Principal from a public REIT to a private REIT (a “Private REIT Conversion”) shall be consented to by Lender if all the conditions of 11.03(a) are satisfied, other than 11.03(a)(5).  In connection with a Private REIT Conversion approved by Lender, Borrower shall pay to Lender:

(i) concurrently with its notice to Lender, the Review Fee plus a Transfer Fee of $50,000; and

(ii) upon demand, any out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with its review of the Transfer request; and

Borrower shall execute upon demand such documents or certifications as Lender reasonably requires in order to confirm the post-transfer ownership structure, compliance with the stated conditions, and any other relevant factual matter.

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ARTICLE 12 - IMPOSITIONS

Section 12.01    Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 12.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Payment of Taxes, Assessments, and Other Charges.

Borrower has:

(1) paid (or with the approval of Lender, established an escrow fund sufficient to pay when due and payable) all amounts and charges relating to the Mortgaged Property that have become due and payable before any fine, penalty interest, lien, or costs may be added thereto, including Impositions, leasehold payments, and ground rents;

(2) paid all Taxes for the Mortgaged Property that have become due before any fine, penalty interest, lien, or costs may be added thereto pursuant to any notice of assessment received by Borrower and any and all taxes that have become due against Borrower before any fine, penalty interest, lien, or costs may be added thereto;

(3) no knowledge of any basis for any additional assessments;

(4) no knowledge of any presently pending special assessments against all or any part of the Mortgaged Property, or any presently pending special assessments against Borrower; and

(5) not received any written notice of any contemplated special assessment against the Mortgaged Property, or any contemplated special assessment against Borrower.

Section 12.02   Covenants.

(a) Imposition Deposits, Taxes, and Other Charges.

Borrower shall:

(1) deposit the Imposition Deposits with Lender on each Payment Date (or on another day designated in writing by Lender) in amount sufficient, in Lender’s discretion, to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added, plus an amount equal to no more than one-sixth (1/6) (or the amount permitted by applicable law) of the Impositions for the trailing twelve (12) months (calculated based on the aggregate annual Imposition costs divided by twelve (12) and multiplied by two (2));

(2) deposit with Lender, within ten (10) days after written notice from Lender (subject to applicable law), such additional amounts estimated by Lender to be reasonably necessary to cure any deficiency in the amount of the Imposition Deposits held for payment of a specific Imposition;

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(3) except as set forth in Section 12.03(c) below, pay all Impositions, leasehold payments, ground rents, and Taxes when due and before any fine, penalty interest, lien, or costs may be added thereto;

(4) promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and, if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments; and

(5) promptly deliver to Lender a copy of all notices of any special assessments and contemplated special assessments against the Mortgaged Property or Borrower.

Section 12.03 Mortgage Loan Administration Matters Regarding Impositions.

(a) Maintenance of Records by Lender.

Lender shall maintain records of the monthly and aggregate Imposition Deposits held by Lender for the purpose of paying Taxes, insurance premiums, and each other obligation of Borrower for which Imposition Deposits are required.

(b) Imposition Accounts.

All Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency and which accounts meet the standards for custodial accounts as required by Lender from time to time.  Lender shall not be obligated to open additional accounts, or deposit Imposition Deposits in additional institutions, when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty.  No interest, earnings, or profits on the Imposition

Deposits shall be paid to Borrower unless applicable law so requires.  Imposition Deposits shall not be trust funds or operate to reduce the Indebtedness, unless applied by Lender for that purpose in accordance with this Loan Agreement.  For the purposes of 9-104(a)(3) of the UCC, Lender is the owner of the Imposition Deposits and shall be deemed a “customer” with sole control of the account holding the Imposition Deposits.

(c) Payment of Impositions; Sufficiency of Imposition Deposits.

Lender may pay an Imposition according to any bill, statement, or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement, or estimate or into the validity of the Imposition.  Imposition Deposits shall be required to be used by Lender to pay Taxes, insurance premiums and any other individual Imposition only if:

(1) no Event of Default exists;

(2) Borrower has timely delivered to Lender all applicable bills or premium notices that it has received; and

(3) sufficient Imposition Deposits are held by Lender for each Imposition at the time such Imposition becomes due and payable.

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Lender shall have no liability to Borrower or any other Person for failing to pay any Imposition if any of the conditions are not satisfied.  If at any time the amount of the Imposition Deposits held for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender to be held in connection with such Imposition, the excess may be credited against future installments of Imposition Deposits for such Imposition.

(d) Imposition Deposits Upon Event of Default.

If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in such amount and in such order as Lender determines, to pay any Impositions or as a credit against the Indebtedness.

(e) Contesting Impositions.

Other than insurance premiums, Borrower may contest, at its expense, by appropriate legal proceedings, the amount or validity of any Imposition if:

(1) Borrower notifies Lender of the commencement or expected commencement of such proceedings;

(2) Lender determines that the Mortgaged Property is not in danger of being sold or forfeited;

(3) Borrower deposits with Lender (or the applicable Governmental Authority if required by applicable law) reserves sufficient to pay the contested Imposition, if required by Lender (or the applicable Governmental Authority);

(4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested in writing by Lender; and

(5) Borrower commences, and at all times thereafter diligently prosecutes, such contest in good faith until a final determination is made by the applicable Governmental Authority.

(f) Release to Borrower.

Upon payment in full of all sums secured by the Security Instrument and this Loan Agreement and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower the balance of any Imposition Deposits then on deposit with Lender.

ARTICLE 13 – REPLACEMENTS, REPAIRS, AND RESTORATION

Section 13.01    Covenants.

(a) Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account.

(1) On the Effective Date, Borrower shall pay to Lender:

(A) the Initial Replacement Reserve Deposit for deposit into the Replacement Reserve Account; and

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(B) the Repairs Escrow Deposit for deposit into the Repairs Escrow Account.

(2) After an event of loss, Borrower shall deliver or cause to be delivered to Lender any insurance proceeds received under any insurance policy required to be maintained in accordance with Article 9.

(b) Monthly Replacement Reserve Deposits.

Borrower shall deposit the applicable Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date.

(c) Payment and Deliverables for Replacements, Repairs, and Restoration.

Borrower shall:

(1) pay all invoices for Replacements, Repairs, and Restoration, regardless of whether funds on deposit in the applicable Reserve/Escrow Account are sufficient to pay the full amount of such invoices, prior to any request for disbursement from such Reserve/Escrow Account (unless Lender has agreed to issue joint checks in connection with a particular Replacement, Repair, or Restoration);

(2) pay all applicable fees and charges of any Governmental Authority on account of the Replacements, Repairs, and Restoration, as applicable;

(3) provide evidence satisfactory to Lender of completion of the Replacements, Restoration (within the period required under Section 9.03(b)(1)(B)(iv) or such other period required by Lender), and any Required Repairs (within the Completion Period or within such other period or by such other date set forth in the Required Repair Schedule and any Borrower Requested Repairs and Additional Lender Repairs (by the date specified by Lender for any such Borrower Requested Repairs or Additional Lender Repairs)); and

(4) prior to commencement of any Restoration, Borrower shall deliver to Lender, for Lender’s review and approval:

(A) a copy of the plans and specifications for the Restoration; and

(B) a copy of all building and other permits and authorizations required by any law, ordinance, statute, rule or regulation of the Governmental Authority to carry out the Restoration.

(d) Assignment of Contracts for Replacements, Repairs, and Restoration.

Borrower shall collaterally assign to Lender as additional security any contract or subcontract for Replacements, Repairs, or Restoration, upon Lender’s written request, on a form of assignment approved by Lender.

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(e) Indemnification.

If Lender elects to exercise its rights under Section 14.03 due to Borrower’s failure to timely commence or complete any Replacements, Repairs, or Restoration, Borrower shall indemnify and hold Lender harmless for, from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arising from or in any way connected with the performance by Lender of the Replacements, Repairs, or Restoration or the investment of the Reserve/Escrow Account Funds; provided that Borrower shall have no indemnity obligation if such actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees, or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.

(f) Amendments to Loan Documents.

Subject to Section 5.02, Borrower shall execute and deliver to Lender, upon written request, an amendment to this Loan Agreement, the Security Instrument, and any other Loan Document deemed necessary or desirable to perfect Lender’s lien upon any portion of the Mortgaged Property for which Reserve/Escrow Account Funds were expended.

(g) Administrative Fees and Expenses.

Borrower shall pay to Lender:

(1) by the date specified in the applicable invoice, the Repairs Escrow Account Administrative Fee, the Replacement Reserve Account Administration Fee, and the Restoration Reserve Account Administration Fee for Lender’s services in administering the Reserve/Escrow Accounts and investing the Reserve/Escrow Account Funds;

(2) upon demand, a reasonable inspection fee, not exceeding the Maximum Inspection Fee, for each inspection of the Mortgaged Property by Lender in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections; and

(3) upon demand, all reasonable fees charged by any engineer, architect, inspector or other person inspecting the Mortgaged Property on behalf of Lender for each inspection of the Mortgaged Property in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections.

Section 13.02   Mortgage Loan Administration Matters Regarding Reserves.

(a) Accounts, Deposits, and Disbursements.

(1) Custodial Accounts.

(A) The Replacement Reserve Account shall be an interest-bearing account that meets the standards for custodial accounts as required by Lender from time to time.  Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve Deposits or for obtaining any specific level or percentage of earnings on such investment.

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All interest, if any, earned on the Replacement Reserve Deposits shall be added to and become part of the Replacement Reserve Account; provided, however, if applicable law requires, and so long as no Event of Default has occurred and is continuing under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Replacement

Reserve Account not less frequently than the Replacement Reserve Account Interest Disbursement Frequency.

(B) Lender shall not be obligated to deposit the Repairs Escrow Deposits or any funds held in the Restoration Reserve Account into an interest-bearing account.

(C) In no event shall Lender be obligated to disburse funds from any Reserve/Escrow Account if an Event of Default has occurred and is continuing.

(2) Disbursements by Lender Only.

Only Lender or a designated representative of Lender may make disbursements from the Reserve/Escrow Accounts and the Repairs Escrow Account.  Except as provided in Section 13.02(a)(8), disbursements shall only be made upon Borrower request and after satisfaction of all conditions for disbursement.

(3) Adjustment to Deposits.

(A) Mortgage Loan Terms Exceeding Ten (10) Years.

If the Loan Term exceeds ten (10) years (or five (5) years in the case of any Mortgaged Property that is an “affordable housing property” as indicated on the Summary of Loan Terms), a property condition assessment shall be ordered by Lender for the Mortgaged Property at the expense of Borrower (which expense may be paid out of the Replacement Reserve Account if excess funds are available).  The property condition assessment shall be performed no earlier than the sixth (6th) month and no later than the ninth (9th) month of the tenth (10th) Loan Year and every tenth (10th) Loan Year thereafter if the Loan Term exceeds twenty (20) years (or the fifth (5th) Loan Year in the case of any Mortgaged Property that is an “affordable housing property” as indicated on the Summary of Loan Terms and every fifth (5th) Loan Year thereafter if the Loan Term exceeds ten (10) years).  After review of the property condition assessment, the amount of the Monthly Replacement Reserve Deposit may be adjusted by Lender for the remaining Loan Term by written notice to Borrower so that the Monthly Replacement Reserve Deposits are sufficient to fund the Replacements as and when required and/or the amount to be held in the Repairs Escrow Account may be adjusted by Lender so that the Repairs Escrow Deposit is sufficient to fund the Repairs as and when required.

(B) Transfers.

In connection with any Transfer of the Mortgaged Property, or any Transfer of an ownership interest in Borrower, Guarantor, or Key Principal that requires Lender’s consent, Lender may review the amounts on deposit, if any, in the Reserve/Escrow Accounts, the amount of the Monthly Replacement Reserve

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Deposit and the likely repairs and replacements required by the Mortgaged Property, and the related contingencies which may arise during the remaining Loan Term.  Based upon that review, Lender may require an additional deposit to the Replacement Reserve Account, the Repairs Escrow Account, or the Restoration Reserve Account, or an increase in the amount of the Monthly Replacement Reserve Deposit as a condition to Lender’s consent to such Transfer.

(4) Insufficient Funds.

Lender may, upon thirty (30) days’ prior written notice to Borrower, require an additional deposit(s) to the Replacement Reserve Account, the Repairs Escrow Account,  or the Restoration Reserve Account, or an increase in the amount of the Monthly Replacement Reserve Deposit, if Lender determines that the amounts on deposit in any of  the Reserve/Escrow Accounts are not sufficient to cover the costs for Required Repairs, Required Replacements, or the Restoration or, pursuant to the terms of Section 13.02(a)(9), not sufficient to cover the costs for Borrower Requested Repairs, Additional Lender Repairs, Borrower Requested Replacements, or Additional Lender Replacements. Borrower’s agreement to complete the Replacements, the Repairs, or the Restoration as required by this Loan Agreement shall not be affected by the insufficiency of any balance in the Reserve/Escrow Accounts.

(5) Disbursements for Replacements, Repairs, and Restoration.

(A) With respect to Replacements, disbursement requests may only be made after completion of the applicable Replacements and only to reimburse Borrower for the actual approved costs of the Replacements.  Lender shall not disburse from the Replacement Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account.  Disbursement from the Replacement Reserve Account shall not be made more frequently than the Maximum Replacement Reserve Disbursement Interval.  Other than in connection with a final request for disbursement, disbursements from the Replacement Reserve Account shall not be less than the Minimum Replacement Reserve Disbursement Amount.

(B) With respect to Repairs, disbursement requests may only be made after completion of the applicable Repairs and only to reimburse Borrower for the actual cost of the Repairs, up to the Maximum Repair Cost.  Lender shall not disburse any amounts which would cause the funds remaining in the Repairs Escrow Account after any disbursement (other than with respect to the final disbursement) to be less than the Maximum Repair Cost of the then-current estimated cost of completing all remaining Repairs.  Lender shall not disburse from the Repairs Escrow Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account.  Disbursement from the Repairs Escrow Account shall not be made more frequently than the Maximum Repair Disbursement Interval.  Other than in connection with a final request for disbursement, disbursements from the Repairs Escrow Account shall not be less than the Minimum Repairs Disbursement Amount.

(C) With respect to Restoration, disbursement requests may only be made after completion of the applicable Restoration and only to reimburse Borrower for the actual approved costs of the Restoration.  Each disbursement shall be equal to the amount of the actual approved costs of the Restoration items covered by the disbursement request.  In addition, Lender shall not disburse any amounts which would cause the funds remaining in the Restoration Reserve Account after any

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disbursement (other than with respect to the final disbursement) to be less than the then-current estimated cost of completing all remaining Restoration.  Lender shall not disburse from the Restoration Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account.  Disbursement from the Restoration Reserve Account shall not be made more frequently than the Maximum Restoration Reserve Disbursement Interval.  Other than in connection with a final request for disbursement, disbursements from the Restoration Reserve Account shall not be less than the Minimum Restoration Reserve Disbursement Amount.

(6) Disbursement Requests.

Borrower must submit a disbursement request in writing for each disbursement from a Reserve/Escrow Account, which disbursement request must specify the items of Replacement, Repairs, or Restoration for which reimbursement is requested (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9)), and must:

(A) if applicable, specify the quantity and price of the items or materials purchased, grouped by type or category;

(B) if applicable, specify the cost of all contracted labor or other services, including architectural services, involved in the Replacement, Repair, or Restoration for which such request for disbursement is made;

(C) if applicable, include copies of invoices for all items or materials purchased and all contracted labor or services provided;

(D) include evidence of payment of such Replacement, Repair, or Restoration satisfactory to Lender (unless Lender has agreed to issue joint checks in connection with a particular Repair, Replacement, or Restoration item as provided in this Loan Agreement);

(E) if applicable, contain a certification by Borrower that the Repair, Replacement, or Restoration has been completed lien free and in a good and workmanlike manner, in accordance with any plans and specifications previously approved by Lender (if applicable) and in compliance with all applicable laws, ordinances, rules, and regulations of any Governmental Authority having jurisdiction over the Mortgaged Property, and otherwise in accordance with the provisions of this Loan Agreement; and

(F) if applicable, include evidence that any certificates of occupancy required by applicable laws or any Governmental Authority have been issued.

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(7) Conditions to Disbursement.

In addition to each disbursement request and information required in connection with such disbursement request, Lender may require any or all of the following at the expense of Borrower as a condition to disbursement of Reserve/Escrow Account Funds (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9)):

(A) an inspection by Lender of the Mortgaged Property and the applicable Replacement, Repair, or Restoration item;

(B) an inspection or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer or property inspector, depending on the nature of the Repair, Replacement, or Restoration) selected by Lender;

(C) either:

(i) a search of title to the Mortgaged Property effective to the date of disbursement; or

(ii) a “date-down” endorsement to Lender’s Title Policy (or a new Lender’s Title Policy if a “date-down” is not available) extending the effective date of such policy to the date of disbursement, and showing no Liens other than (1) Permitted Encumbrances, (2) liens which Borrower is diligently contesting in good faith that have been bonded off to the satisfaction of Lender, or (3) mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and

(D) an acknowledgement of payment, waiver of claims, and release of lien for work performed and materials supplied from each contractor, subcontractor or materialman in accordance with the requirements of applicable law and covering all work performed and materials supplied (including equipment and fixtures) for the Mortgaged Property by that contractor, subcontractor, or materialman through the date covered by the disbursement request (or, in the event that payment to such contractor, subcontractor, or materialman is to be made by a joint check, the release of lien shall be effective through the date covered by the previous disbursement).

(8) Joint Checks for Periodic Disbursements.

Lender may, upon Borrower’s written request, issue joint checks, payable to Borrower and the applicable supplier, materialman, mechanic, contractor, subcontractor, or other similar party, if:

(A) the cost of the Replacement, Repair, or Restoration item exceeds the Replacement Threshold, the Repair Threshold, or the Restoration Threshold, as applicable, and the contractor performing such Replacement, Repair, or Restoration requires periodic payments pursuant to the terms of the applicable written contract;

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(B) the contract for such Replacement, Repair, or Restoration item requires payment upon completion of the applicable portion of the work;

(C) Borrower makes the disbursement request after completion of the applicable portion of the work required to be completed under such contract;

(D) the materials for which the request for disbursement has been made are on site at the Mortgaged Property and are properly secured or installed;

(E) Lender determines that the remaining funds in the Reserve/Escrow Account are sufficient to pay the cost of the Replacement, Repair, or Restoration item, as applicable, and the then-current estimated cost of completing all remaining Required Replacements, Restoration,  or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender;

(F) each supplier, materialman, mechanic, contractor, subcontractor, or other similar party receiving payments shall have provided, if requested in writing by Lender, a waiver of liens with respect to amounts which have been previously paid to them; and

(G) all other conditions for disbursement have been satisfied.

(9) Replacements and Repairs Other than Required Replacements or Required Repairs.

(A) Borrower Requested Replacements and Borrower Requested Repairs.

Borrower may submit a disbursement request from the Replacement Reserve Account or the Repairs Escrow Account to reimburse Borrower for any Borrower Requested Replacement or Borrower Requested Repair.  The disbursement request must be in writing and include an explanation for such request.  Lender shall make disbursements for Borrower Requested Replacements or Borrower Requested Repairs if:

(i) they are of the type intended to be covered by the Replacement Reserve Account or the Repairs Escrow Account, as applicable;

(ii) the costs are commercially reasonable;

(iii) the amount of funds in the Replacement Reserve Account or Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements or Additional Lender Repairs that have been previously approved by Lender; and

(iv) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

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Nothing in this Loan Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit in connection with any such Borrower Requested Replacements, or an additional deposit to the Repairs Escrow Account for any such Borrower Requested Repairs.

(B) Additional Lender Replacements and Additional Lender Repairs.

Lender may require, as set forth in Section 6.02(b), Section 6.03(c), or otherwise from time to time, upon written notice to Borrower, that Borrower make Additional Lender Replacements or Additional Lender Repairs.  Lender shall make disbursements from the Replacement Reserve Account for Additional Lender Replacements or from the Repairs Escrow Account for Additional Lender Repairs, as applicable, if:

(i) the costs are commercially reasonable;

(ii) the amount of funds in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

(iii) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

Nothing in this Loan Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit for any such Additional Lender Replacements or an additional deposit to the Repairs Escrow Account for any such Additional Lender Repair.

(10) Excess Costs.

In the event any Replacement, Repair, or Restoration item exceeds the approved cost set forth on either the Required Replacement Schedule for Replacements, the Maximum Repair Cost for Repairs, or the initial cost approved by Lender for Restoration, as applicable, Borrower may submit a disbursement request to reimburse Borrower for such excess cost.  The disbursement request must be in writing and include an explanation for such request.  Lender shall make disbursements from the applicable Reserve/Escrow Account, if:

(A) the excess cost is commercially reasonable;

(B) the amount of funds in the applicable Reserve/Escrow Account is sufficient to pay such excess costs and the then-current estimated cost of completing all remaining Required Replacements, Restoration, or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

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(C) all conditions for disbursement from the applicable Reserve/Escrow Account or the Repairs Escrow Account have been satisfied.

(11) Final Disbursements.

Upon completion and satisfaction of all conditions for disbursements for any Repairs and Restoration, and further provided no Event of Default has occurred and is continuing, Lender shall disburse to Borrower any amounts then remaining in the Repairs Escrow Account or the Restoration Reserve Account, as applicable.  Upon payment in full of the Indebtedness and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower any and all amounts then remaining in the Reserve/Escrow Accounts (if not previously released).

(b) Approvals of Contracts; Assignment of Claims.

Lender retains the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors, or other parties providing labor or materials in connection with the Replacements, Repairs, or Restoration.  Notwithstanding Borrower’s assignment (in the Security Instrument) of its rights and claims against all Persons supplying labor or materials in connection with the Replacements, Repairs, or Restoration, Lender will not pursue any such right or claim unless an Event of Default has occurred and is continuing or as otherwise provided in Section 14.03(c).

(c) Delays and Workmanship.

If any work for any Replacement, Repair, or Restoration item has not timely commenced, has not been timely performed in a workmanlike manner, or has not been timely completed in a workmanlike manner, Lender may, without notice to Borrower:

(1) withhold disbursements from the applicable Reserve/Escrow Account;

(2) proceed under existing contracts or contract with third parties to make or complete such Replacements, Repairs, or Restoration items;

(3) apply the funds in the applicable Reserve/Escrow Account toward the labor and materials necessary to make or complete such Replacements, Repairs, or Restoration items, as applicable; or

(4) exercise any and all other remedies available to Lender under this Loan Agreement or any other Loan Document, including any remedies otherwise available upon an Event of Default pursuant to the terms of Section 14.02.

To facilitate Lender’s completion and performance of such Replacements, Repairs, or Restoration items, Lender shall have the right to enter onto the Mortgaged Property and perform any and all work and labor necessary to make or complete the Replacements, Repairs, or Restoration and employ watchmen to protect the Mortgaged Property from damage.  All funds so expended by Lender shall be deemed to have been advanced to Borrower, and included as part of the Indebtedness and secured by the Security Instrument and this Loan Agreement.

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(d) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section

14.03(c).

(e) No Lender Obligation.

Nothing in this Loan Agreement shall:

(1) make Lender responsible for making or completing the Replacements, Repairs, or Restoration;

(2) require Lender to expend funds, whether from any Reserve/Escrow Account, or otherwise, to make or complete any Replacement, Repair, or Restoration item;

(3) obligate Lender to proceed with the Replacements, Repairs, or Restoration; or

(4)obligate Lender to demand from Borrower additional sums to make or complete any Replacement, Repair, or Restoration item.

(f) No Lender Warranty.

Lender’s approval of any plans for any Replacement, Repair, or Restoration, release of funds from any Reserve/Escrow Account, inspection of the Mortgaged Property by Lender or its agents, representatives, or designees, or other acknowledgment of completion of any Replacement, Repair, or Restoration in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty by Lender to any Person that the Replacement, Repair, or Restoration has been completed in accordance with applicable building, zoning, or other codes, ordinances, statutes, laws, regulations, or requirements of any Governmental Authority, such responsibility being at all times exclusively that of Borrower.

ARTICLE 14 - DEFAULTS/REMEDIES

Section 14.01 Events of Default.

The occurrence of any one or more of the following in this Section 14.01 shall constitute an Event of Default under this Loan Agreement.

(a) Automatic Events of Default.

Any of the following shall constitute an automatic Event of Default:

(1) any failure by Borrower to pay or deposit when due any amount required by the Note, this Loan Agreement or any other Loan Document;

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(2) any failure by Borrower to maintain the insurance coverage required by any Loan Document;

(3) any failure by Borrower to comply with the provisions of Section 4.02(d) relating to its single asset status;

(4) if any warranty, representation, certification, or statement of Borrower or Guarantor in this Loan Agreement or any of the other Loan Documents is false, inaccurate, or misleading in any material respect when made;

(5) fraud, gross negligence, willful misconduct, or material misrepresentation or material omission by or on behalf of Borrower, Guarantor, or Key Principal or any of their officers, directors, trustees, partners, members, or managers in connection with:

(A) the application for, or creation of, the Indebtedness;

(B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Mortgage Loan; or

(C) any request for Lender’s consent to any proposed action, including a request for disbursement of Reserve/Escrow Account Funds or Collateral Account Funds;

(6) the occurrence of any Transfer not permitted by the Loan Documents;

(7) the occurrence of a Bankruptcy Event;

(8) the commencement of a forfeiture action or other similar proceeding, whether civil or criminal, which, in Lender’s reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this

Loan Agreement or the Security Instrument or Lender’s interest in the Mortgaged Property;

(9) if Borrower, Guarantor, or Key Principal is a trust, or if Control of Borrower, Guarantor, or Key Principal is Transferred or if a Restricted Ownership Interest in Borrower, Guarantor, or Key Principal would be Transferred due to the termination or revocation of a trust, the termination or revocation of such trust, except as set forth in Section 11.03(d);

(10) any failure by Borrower to complete any Repair related to fire, life, or safety issues in accordance with the terms of this Loan Agreement within the Completion Period (or such other date set forth on the Required Repair Schedule or otherwise required by Lender in writing for such Repair); or

(11) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust, or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable.

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(b) Events of Default Subject to a Specified Cure Period.

Any of the following shall constitute an Event of Default subject to the cure period set forth in the Loan Documents:

(1) if Key Principal or Guarantor is a natural person, the death of such individual, unless all requirements of Section 11.03(e) are met;

(2) the occurrence of a Guarantor Bankruptcy Event, unless requirements of Section 11.03(f) are met;

(3) any failure by Borrower, Key Principal, or Guarantor to comply with the provisions of Section 5.02(b) and Section 5.02(c); or

(4) any failure by Borrower to perform any obligation under this Loan Agreement or any Loan Document that is subject to a specified written notice and cure period, which failure continues beyond such specified written notice and cure period as set forth herein or in the applicable Loan Document.

(c) Events of Default Subject to Extended Cure Period.

The following shall constitute an Event of Default if the existence of such condition or event, or such failure to perform or default in performance continues for a period of thirty (30) days after written notice by Lender to Borrower of the existence of such condition or event, or of such failure to perform or default in performance, provided, however, such period may be extended for up to an additional thirty (30) days if Borrower, in the discretion of Lender, is diligently pursuing a cure of such; provided, further, however, no such written notice, grace period, or extension shall apply if, in Lender’s discretion, immediate exercise by Lender of a right or remedy under this Loan Agreement or any Loan Document is required to avoid harm to Lender or impairment of the Mortgage Loan (including the Loan Documents), the Mortgaged Property or any other security given for the Mortgage Loan:

(1) any failure by Borrower to perform any of its obligations under this Loan Agreement or any Loan Document (other than those specified in Section 14.01(a) or Section 14.01(b) above) as and when required.

Section 14.02 Remedies.

(a) Acceleration; Foreclosure.

If an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Mortgage Loan, any Accrued Interest, interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other Indebtedness, at the option of Lender, shall immediately become due and payable, without any prior written notice to Borrower, unless applicable law requires otherwise (and in such case, after any required written notice has been given).  Lender may exercise this option to accelerate regardless of any prior forbearance.  In addition, Lender shall have all rights and remedies afforded to Lender hereunder and under the other Loan Documents, including, foreclosure on and/or the power of sale of the Mortgaged Property, as provided in the Security Instrument, and any rights and remedies available to Lender at law or in equity (subject to Borrower’s statutory rights of reinstatement, if any).  Any proceeds of a Foreclosure Event may be held and applied by Lender

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as additional collateral for the Indebtedness pursuant to this Loan Agreement.  Notwithstanding the foregoing, the occurrence of any Bankruptcy Event shall automatically accelerate the Mortgage Loan and all obligations and Indebtedness shall be immediately due and payable without written notice or further action by Lender.

(b) Loss of Right to Disbursements from Collateral Accounts.

If an Event of Default has occurred and is continuing, Borrower shall immediately lose all of its rights to receive disbursements from the Reserve/Escrow Accounts and any Collateral Accounts.  During the continuance of any such Event of Default, Lender may use the Reserve/Escrow Account Funds and any Collateral Account Funds (or any portion thereof) for any purpose, including:

(1) repayment of the Indebtedness, including principal prepayments and the Prepayment Premium applicable to such full or partial prepayment, as applicable (however, such application of funds shall not cure or be deemed to cure any Event of Default);

(2) reimbursement of Lender for all losses and expenses (including reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default;

(3) completion of the Replacement, Repair, or Restoration for any other replacement or repair to the Mortgaged Property; and

(4) payment of any amount expended in exercising (and the exercise of) all rights and remedies available to Lender at law or in equity or under this Loan Agreement or under any of the other Loan Documents.

Nothing in this Loan Agreement shall obligate Lender to apply all or any portion of the Reserve/Escrow Account Funds or Collateral Account Funds on account of any Event of Default by Borrower or to repayment of the Indebtedness or in any specific order of priority.

(c) Remedies Cumulative.

Each right and remedy provided in this Loan Agreement is distinct from all other rights or remedies under this Loan Agreement or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.  Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of additional default by Borrower in order to exercise any of its remedies with respect to an Event of Default.

Section 14.03 Additional Lender Rights; Forbearance.

(a) No Effect Upon Obligations.

Lender may, but shall not be obligated to, agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, Guarantor, Key Principal, or other third party obligor, to take any of the following actions:

(1) the time for payment of the principal of or interest on the Indebtedness may be extended, or the Indebtedness may be renewed in whole or in part;

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(2) the rate of interest on or period of amortization of the Mortgage Loan or the amount of the Monthly Debt Service Payments payable under the Loan Documents may be modified;

(3) the time for Borrower’s performance of or compliance with any covenant or agreement contained in any Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

(4) any or all payments due under this Loan Agreement or any other Loan Document may be reduced;

(5) any Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount of the Mortgage Loan;

(6) any amounts under this Loan Agreement or any other Loan Document may be released;

(7) any security for the Indebtedness may be modified, exchanged, released, surrendered, or otherwise dealt with, or additional security may be pledged or mortgaged for the Indebtedness;

(8) the payment of the Indebtedness or any security for the Indebtedness, or both, may be subordinated to the right to payment or the security, or both, of any other present or future creditor of Borrower; or

(9) any other terms of the Loan Documents may be modified.

(b) No Waiver of Rights or Remedies.

Any waiver of an Event of Default or forbearance by Lender in exercising any right or remedy under this Loan Agreement or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of any other Event of Default or preclude the exercise or failure to exercise of any other right or remedy.  The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise or failure to exercise of any other right available to Lender.  Lender’s receipt of any insurance proceeds or amounts in connection with a Condemnation Action shall not operate to cure or waive any Event of Default.

(c) Appointment of Lender as Attorney-In-Fact.

Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any officer of

Lender or any Person designated by Lender for that purpose) as Borrower’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in Borrower’s name, place, and stead, with full power of substitution, to:

(1) use any Reserve/Escrow Account Funds for the purpose of making or completing the Replacements, Repairs, or Restoration;

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(2) make such additions, changes, and corrections to the Replacements, Repairs, or Restoration as shall be necessary or desirable to complete the Replacements, Repairs, or Restoration;

(3) employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for such purposes;

(4) pay, settle, or compromise all bills and claims for materials and work performed in connection with the Replacements, Repairs, or Restoration, or as may be necessary or desirable for the completion of the Replacements, Repairs, or Restoration, or for clearance of title;

(5) adjust and compromise any claims under any and all policies of insurance required pursuant to this Loan Agreement and any other Loan Document, subject only to

Borrower’s rights under this Loan Agreement;

(6) appear in and prosecute any action arising from any insurance policies;

(7) collect and receive the proceeds of insurance, and to deduct from such proceeds Lender’s expenses incurred in the collection of such proceeds;

(8) commence, appear in, and prosecute, in Lender’s or Borrower’s name, any

Condemnation Action;

(9) settle or compromise any claim in connection with any Condemnation Action;

(10) execute all applications and certificates in the name of Borrower which may be required by any of the contract documents;

(11) prosecute and defend all actions or proceedings in connection with the Mortgaged Property or the rehabilitation and repair of the Mortgaged Property;

(12) take such actions as are permitted in this Loan Agreement and any other Loan Documents;

(13) execute such financing statements and other documents and to do such other acts as Lender may require to perfect and preserve Lender’s security interest in, and to enforce such interests in, the collateral; and

(14) carry out any remedy provided for in this Loan Agreement and any other Loan Documents, including endorsing Borrower’s name to checks, drafts, instruments and other items of payment and proceeds of the collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Borrower, changing the address of Borrower to that of Lender, opening all envelopes addressed to Borrower, and applying any payments contained therein to the Indebtedness.

Borrower hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable and shall not be affected by the disability

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or incompetence of Borrower.  Borrower specifically acknowledges and agrees that this power of attorney granted to Lender may be assigned by Lender to Lender’s successors or assigns as holder of the Note (and the other Loan Documents).  The foregoing powers conferred on Lender under this Section 14.03(c) shall not impose any duty upon Lender to exercise any such powers and shall not require Lender to incur any expense or take any action.  Borrower hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Loan Agreement and any other Loan Documents.

Notwithstanding the foregoing provisions, Lender shall not exercise its rights as set forth in this Section 14.03(c) unless: (A) an Event of Default has occurred and is continuing, or (B) Lender determines, in its discretion, that exigent circumstances exist or that such exercise is necessary or prudent in order to protect and preserve the Mortgaged Property, or Lender’s lien priority and security interest in the Mortgaged Property.

(d) Borrower Waivers.

If more than one Person signs this Loan Agreement as Borrower, each Borrower, with respect to any other Borrower, hereby agrees that Lender, in its discretion, may:

(1) bring suit against Borrower, or any one or more of Borrower, jointly and severally, or against any one or more of them;

(2) compromise or settle with any one or more of the persons constituting Borrower, for such consideration as Lender may deem proper;

(3) release one or more of the persons constituting Borrower, from liability; or

(4) otherwise deal with Borrower, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from any Borrower the full amount of the Indebtedness.

Section 14.04 Waiver of Marshaling.

Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Loan Agreement, any other Loan Document or applicable law.  Lender shall have the right to determine the order in which all or any part of the Indebtedness is satisfied from the proceeds realized upon the exercise of such remedies.  Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Loan Agreement waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Loan Agreement or any other Loan Documents.

Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of collateral hereunder and under the other Loan Documents provided that Lender shall not have any duty as to any collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers.  NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES,

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AGENTS, OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER (a) FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED PURSUANT TO A FINAL, NON-APPEALABLE COURT ORDER BY A COURT OF COMPETENT JURISDICTION, OR (b) FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE 15 - MISCELLANEOUS

Section 15.01 Governing Law; Consent to Jurisdiction and Venue.

(a) Governing Law.

This Loan Agreement and any other Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the Property Jurisdiction without regard to the application of choice of law principles.

(b) Venue.

Any controversy arising under or in relation to this Loan Agreement or any other Loan Document shall be litigated exclusively in the Property Jurisdiction without regard to conflicts of laws principles.  The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Loan Agreement or any other Loan Document.  Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise.

Section 15.02 Notice.

(a) Process of Serving Notice.

Except as otherwise set forth herein or in any other Loan Document, all notices under this Loan Agreement and any other Loan Document shall be:

(1) in writing and shall be:

(A) delivered, in person;

(B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C) sent by overnight courier; or

(D) sent by electronic mail with originals to follow by overnight courier;

(2) addressed to the intended recipient at Borrower’s Notice Address and Lender’s Notice Address, as applicable; and

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(3) deemed given on the earlier to occur of:

(A) the date when the notice is received by the addressee; or

(B) if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b) Change of Address.

Any party to this Loan Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties identified on the Summary of Loan Terms in accordance with this Section 15.02.

(c) Default Method of Notice.

Any required notice under this Loan Agreement or any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 15.02.

(d) Receipt of Notices.

Neither Borrower nor Lender shall refuse or reject delivery of any notice given in accordance with this Loan Agreement.  Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

Section 15.03 Successors and Assigns Bound; Sale of Mortgage Loan.

(a) Binding Agreement.

This Loan Agreement shall bind, and the rights granted by this Loan Agreement shall inure to, the successors and assigns of Lender and the permitted successors and assigns of Borrower.  However, a Transfer not permitted by this Loan Agreement shall be an Event of Default and shall be void ab initio.

(b) Sale of Mortgage Loan; Change of Servicer.

Nothing in this Loan Agreement shall limit Lender’s (including its successors and assigns) right to sell or transfer the Mortgage Loan or any interest in the Mortgage Loan.  The Mortgage Loan or a partial interest in the Mortgage Loan (together with this Loan Agreement and the other Loan Documents) may be sold one or more times without prior written notice to Borrower.  A sale may result in a change of the Loan Servicer.

Section 15.04 Counterparts.

This Loan Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document and all such counterparts shall be construed together and shall constitute one instrument.

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Section 15.05 Joint and Several (or Solidary) Liability.

If more than one Person signs this Loan Agreement as Borrower, the obligations of such Persons shall be joint and several (solidary instead for purposes of Louisiana law).

Section 15.06 Relationship of Parties; No Third Party Beneficiary.

(a) Solely Creditor and Debtor.

The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Loan Agreement shall create any other relationship between Lender and Borrower.  Nothing contained in this Loan Agreement shall constitute Lender as a joint venturer, partner, or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

(b) No Third Party Beneficiaries.

No creditor of any party to this Loan Agreement and no other Person shall be a third party beneficiary of this Loan Agreement or any other Loan Document or any account created or contemplated under this Loan Agreement or any other Loan Document.  Nothing contained in this Loan Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party and no third party shall have a right to enforce against Lender any right that Borrower may have under this Loan Agreement.  Without limiting the foregoing:

(1) any Servicing Arrangement between Lender and any Loan Servicer shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness;

(2) Borrower shall not be a third party beneficiary of any Servicing Arrangement; and

(3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

Section 15.07 Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Loan Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Loan Agreement or of any other Loan Document, all of which shall remain in full force and effect, including the Guaranty.  All of the Loan Documents contain the complete and entire agreement among the parties as to the matters covered, rights granted, and the obligations assumed in this Loan Agreement and the other Loan Documents.  This Loan Agreement may not be amended or modified except by written agreement signed by the parties hereto.

Section 15.08 Construction.

(a) The captions and headings of the sections of this Loan Agreement and the Loan Documents are for convenience only and shall be disregarded in construing this Loan Agreement and the Loan Documents.

(b) Any reference in this Loan Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit or Schedule attached to this Loan Agreement or to a Section or Article of this Loan Agreement.

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(c) Any reference in this Loan Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d) Use of the singular in this Loan Agreement includes the plural and use of the plural includes the singular.

(e) As used in this Loan Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f) Whenever Borrower’s knowledge is implicated in this Loan Agreement or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Loan Agreement, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(g) Unless otherwise provided in this Loan Agreement, if Lender’s approval, designation, determination, selection, estimate, action, or decision is required, permitted, or contemplated hereunder, such approval, designation, determination, selection, estimate, action, or decision shall be made in Lender’s sole and absolute discretion.

(h) All references in this Loan Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(i) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

(j) If the Mortgage Loan proceeds are disbursed on a date that is later than the Effective Date, as described in Section 2.02(a)(1), the representations and warranties in the Loan Documents with respect to the ownership and operation of the Mortgaged Property shall be deemed to be made as of the disbursement date.

Section 15.09 Mortgage Loan Servicing.

All actions regarding the servicing of the Mortgage Loan, including the collection of payments, the giving and receipt of notice, inspections of the Mortgaged Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives written notice to the contrary.  If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such written notice from Lender shall govern.  The Loan Servicer may change from time to time (whether related or unrelated to a sale of the Mortgage Loan).  If there is a change of the Loan Servicer, Borrower will be given written notice of the change.

Section 15.10 Disclosure of Information.

Lender may furnish information regarding Borrower, Key Principal, or Guarantor, or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase, or securitization of the Mortgage Loan, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans.  Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

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Section 15.11 Waiver; Conflict.

No specific waiver of any of the terms of this Loan Agreement shall be considered as a general waiver.  If any provision of this Loan Agreement is in conflict with any provision of any other Loan Document, the provision contained in this Loan Agreement shall control.

Section 15.12 No Reliance.

Borrower acknowledges, represents, and warrants that:

(a) it understands the nature and structure of the transactions contemplated by this Loan Agreement and the other Loan Documents;

(b) it is familiar with the provisions of all of the documents and instruments relating to such transactions;

(c) it understands the risks inherent in such transactions, including the risk of loss of all or any part of the Mortgaged Property;

(d) it has had the opportunity to consult counsel; and

(e) it has not relied on Lender for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Loan Agreement or any other Loan Document or otherwise relied on Lender in any manner in connection with interpreting, entering into, or otherwise in connection with this Loan Agreement, any other Loan Document, or any of the matters contemplated hereby or thereby.

Section 15.13 Subrogation.

If, and to the extent that, the proceeds of the Mortgage Loan are used to pay, satisfy, or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust, or other lien encumbering the Mortgaged Property, such Mortgage Loan proceeds shall be deemed to have been advanced by Lender at Borrower’s request, and Lender shall be subrogated automatically, and without further action on its part, to the rights, including lien priority, of the owner or holder of the obligation secured by such prior lien, whether or not such prior lien is released.

Section 15.14 Counting of Days.

Except where otherwise specifically provided, any reference in this Loan Agreement to a period of “days” means calendar days, not Business Days.  If the date on which Borrower is required to perform an obligation under this Loan Agreement is not a Business Day, Borrower shall be required to perform such obligation by the Business Day immediately preceding such date; provided, however, in respect of any Payment Date, or if the Maturity Date is other than a Business Day, Borrower shall be obligated to make such payment by the Business Day immediately following such date.

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Section 15.15 Revival and Reinstatement of Indebtedness.

If the payment of all or any part of the Indebtedness by Borrower, Guarantor, or any other Person, or the transfer to Lender of any collateral or other property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Insolvency Laws relating to a Voidable Transfer, and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then the amount of such Voidable Transfer or the amount of such Voidable Transfer that Lender is required or elects to repay or restore, including all reasonable costs, expenses, and attorneys’ fees incurred by Lender in connection therewith, and the Indebtedness shall be automatically revived, reinstated, and restored by such amount and shall exist as though such Voidable Transfer had never been made.

Section 15.16 Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Loan Agreement and the other Loan Documents, time is of the essence.

Section 15.17 Final Agreement.

THIS LOAN AGREEMENT ALONG WITH ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Loan Agreement and the other Loan Documents. This Loan Agreement, the other Loan Documents, and any of their provisions may not be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

Section 15.18 WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER, THAT IS TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, Borrower and Lender have signed and delivered this Loan Agreement under seal (where applicable) or have caused this Loan Agreement to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where applicable law so provides, Borrower and Lender intend that this Loan Agreement shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

3221 KELLER SPRINGS ROAD OWNER, LLC,

a Delaware limited liability company

By	/s/ John Griffin
John Griffin
Chief Financial Officer
ACKNOWLEDGMENT

STATE OF	New Jersey	)
)Ss:
COUNTY OF	Monmouth	)

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared John Griffin, the Chief Financial Officer of 3221 Keller Springs Road Owner, LLC, a Delaware limited liability company, the limited liability company that executed the foregoing instrument, and known to me to be the person and Chief Financial Officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited liability company and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 23rd day of February, 2021.

DAVID S STOLZ
Printed Name:	David s Stolz
Notary Public in and for	Monmouth	County,	NT

My commission expires:	5/3/2023
DAVID S.STOLZ NOTARY PUBLIC OF NEW JERSEY Commission Expires 5/3/2023

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LENDER:

CBRE MULTIFAMILY CAPITAL, INC.,

a Delaware corporation

By:	/s/ Marion S Green (SEAL)
Name:	Marion S. Green
Title:	Vice President

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		SCHEDULES & EXHIBITS
Schedules
Schedule	1	Definitions Schedule (required)	Form
			6101.SARM
			(SOFR)
Schedule	2	Summary of Loan Terms (required)	Form
			6102.SARM
			(SOFR)
Addenda to		Replacement Reserve Deposits-Deposits Partially or	Form 6102.04
Schedule	2	Fully Waived
Schedule	3	Schedule of Interest Rate Type Provisions (required)	Form
			6103.SARM
			(SOFR)
Schedule	4	Prepayment Premium Schedule (required)	Form 6104.11
Schedule	5	Required Replacement Schedule (required)
Schedule	6	Required Repair Schedule (required)
Schedule	7	Exceptions to Representations and Warranties Schedule
		(required)
Schedule	8	Ownership Interests Schedule
Exhibits
Exhibit A		Modifications to Loan Agreement (Replacement	Form 6220
		Reserve-Deposits Partially or Fully Waived)
Exhibit B		Modifications to Loan Agreement (Waiver of Imposition	Form 6228
		Deposits)

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and agrees that the Schedules and Exhibits referenced above are Borrower hereby acknowledges into this Loan Agreement by this reference and each constitutes a hereby incorporated fully substantive part of this Loan Agreement.

/s/ illegible
Borrower Initials

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SCHEDULE 1

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

Definitions Schedule

(Interest Rate Type – Structured ARM (SOFR))

Capitalized terms used in the Loan Agreement have the meanings given to such terms in this Definitions Schedule.

“30-Day Average SOFR” means the “30-Day Average SOFR” published by the SOFR Administrator on the SOFR Administrator Website.

“Accrued Interest” means unpaid interest, if any, on the Mortgage Loan that has not been added to the unpaid principal balance of the Mortgage Loan pursuant to Section 2.02(b) (Capitalization of Accrued But Unpaid Interest) of the Loan Agreement.

“Additional Lender Repairs” means repairs of the type listed on the Required Repair Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair (ordinary wear and tear excepted) and in good marketable condition or to prevent deterioration of the Mortgaged Property.

“Additional Lender Replacements” means replacements of the type listed on the Required

Replacement Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair (ordinary wear and tear excepted) and in good marketable condition or to prevent deterioration of the Mortgaged Property.

“Adjustable Rate” has the meaning set forth in the Summary of Loan Terms.

“Amortization Period” has the meaning set forth in the Summary of Loan Terms.

“Amortization Type” has the meaning set forth in the Summary of Loan Terms.

“Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by Borrower;

(b) the acknowledgment in writing by Borrower (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by Borrower;

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against Borrower; or

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(e) the appointment of a receiver (other than a receiver appointed at the direction or request of Lender under the terms of the Loan Documents), liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over Borrower or any substantial part of the assets of Borrower;

provided, however, that any proceeding or case under (d) or (e) above shall not be a Bankruptcy Event until the ninetieth day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement or active participation of Borrower, Guarantor, Key Principal, or any Borrower Affiliate (in which event such case or proceeding shall be a Bankruptcy Event immediately).

“Borrower” means, individually (and jointly and severally (solidarily instead for purposes of Louisiana law) if more than one), the entity (or entities) identified as “Borrower” in the first paragraph of the Loan

Agreement.

“Borrower Affiliate” means, as to Borrower, Guarantor or Key Principal:

(a) any Person that owns any direct ownership interest in Borrower, Guarantor or Key Principal;

(b) any Person that indirectly owns, with the power to vote, twenty percent (20%) or more of the ownership interests in Borrower, Guarantor or Key Principal;

(c) any Person Controlled by, under common Control with, or which Controls, Borrower, Guarantor or Key Principal;

(d) any entity in which Borrower, Guarantor or Key Principal directly or indirectly owns, with the power to vote, twenty percent (20%) or more of the ownership interests in such entity; or

(e) any other individual that is related (to the third degree of consanguinity) by blood or marriage to Borrower, Guarantor or Key Principal.

“Borrower Requested Repairs” means repairs not listed on the Required Repair Schedule requested by Borrower to be reimbursed from the Repairs Escrow Account and determined advisable by Lender to keep the Mortgaged Property in good order and repair and in a good marketable condition or to prevent deterioration of the Mortgaged Property.

“Borrower Requested Replacements” means replacements not listed on the Required Replacement

Schedule requested by Borrower to be reimbursed from the Replacement Reserve Account and determined advisable by Lender to keep the Mortgaged Property in good order and repair and in a good marketable condition or to prevent deterioration of the Mortgaged Property.

“Borrower’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Borrower’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

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“Business Day” means any day other than (a) a Saturday, (b) a Sunday, (c) a day on which Lender is not open for business, or (d) a day on which the Federal Reserve Bank of New York is not open for business.

“Collateral Account” means any account designated as such by Lender pursuant to a Collateral Agreement or as established pursuant to the Loan Agreement, including the Reserve/Escrow Account.

“Collateral Account Funds” means, collectively, the funds on deposit in any Collateral Account, including the Reserve/Escrow Account Funds.

“Collateral Agreement” means any separate agreement between Borrower and Lender and any other party (if applicable) for the establishment of any other fund, reserve or account related to the Mortgage Loan or the Mortgaged Property.

“Completion Period” has the meaning set forth in the Summary of Loan Terms.

“Condemnation Action” has the meaning set forth in the Security Instrument.

“Control” (including with correlative meanings, such as “Controlling,” “Controlled by” and “under common Control with”) means, as applied to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and operations of such entity, whether through the ownership of voting securities or other ownership interests, by contract or otherwise.

“Conversion” means the conversion of the Mortgage Loan from an adjustable rate to a fixed rate and, if applicable, the extension of the Maturity Date of the Mortgage Loan to the New Maturity Date.

“Conversion Amendment” means Lender’s then-current form of Amendment to Multifamily Loan and Security Agreement to be executed by Borrower and Lender to amend or restate all or any part of the Loan Agreement (including any Schedules, Exhibits or other attachments) in connection with, and reflecting the terms of, a Conversion of the Mortgage Loan.

“Conversion Closing Date” means the date designated by Lender for the closing of the Conversion.

“Conversion Determination Notice” means the notice given by Lender to Borrower pursuant to the

Conversion Option in which Lender notifies Borrower whether the Mortgage Loan satisfies the Minimum Conversion Debt Service Coverage Ratio, establishes the Net Cash Flow and the Maximum Fixed Rate to which the Mortgage Loan may be converted.

“Conversion Effective Date” means the issuance date of the MBS effectuating the Conversion which date shall be (a) if the Conversion Exercise Date occurs on a Payment Date, the first day of the calendar month following the Conversion Exercise Date, or (b) if the Conversion Exercise Date occurs on any other day other than a Payment Date, the first day of the second calendar month following the Conversion Exercise Date, but in no event shall the Conversion Effective Date be before the first day of the Conversion Period or after the last day of the Conversion Period.

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“Conversion Exercise Date” has the meaning set forth in Section 7(c)(3)(B) of the Schedule of Interest Rate Type Provisions.

“Conversion Option” means Borrower’s one-time option to effect the Conversion pursuant to the terms of the Loan Agreement.

“Conversion Period” means the period commencing on the day after the end of the Prepayment Lockout

Period and ending on the day after the end of the Prepayment Premium Term.

“Conversion Request” means the notice given by Borrower to Lender to exercise the Conversion

Option.

“Conversion Request Period” means the period beginning on the date three (3) months prior to the first day of the Conversion Period and ending on the date three (3) months prior to the last day of the Conversion Period.

“Conversion Review Fee” has the meaning set forth in the Summary of Loan Terms.

“Corresponding Tenor” with respect to an Index Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustment) as the tenor for the Current Index.

“Credit Score” means a numerical value or a categorization derived from a statistical tool or modeling system used to measure credit risk and predict the likelihood of certain credit behaviors, including default.

“Current Index” has the meaning set forth in the Summary of Loan Terms.

“Debt Service Amounts” means the Monthly Debt Service Payments and all other amounts payable under the Loan Agreement, the Note, the Security Instrument or any other Loan Document.

“Debt Service Coverage Ratio” means the ratio of (a) the Net Cash Flow of the Mortgaged Property, to (b) the underwritten debt service for the Mortgage Loan at the proposed Fixed Rate for the trailing twelve (12) month period from the date of the most recently received quarterly financial statements prepared by Borrower for the Mortgaged Property, provided that (1) the interest rate used in determining such ratio shall be the greater of (A) the Fixed Rate, or (B) the Underwriting Interest Rate (if any), and (2) an Amortization Period of three hundred sixty (360) months shall be used in determining such ratio.

“Default Rate” means an interest rate equal to the lesser of:

(a) the sum of the Interest Rate plus four (4) percentage points; or

(b) the maximum interest rate which may be collected from Borrower under applicable law.

“Definitions Schedule” means this Schedule 1 (Definitions Schedule) to the Loan Agreement.

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“Division” means the filing of a certificate of division, adoption of a plan of division, amending of any organizational documents, or any other actions taken, permitted, or consented to in order to divide a Person into two or more Persons pursuant to a plan of division such as contemplated under the Delaware Limited Liability Company Act or any other similar requirement of law in any jurisdiction.  The term

“Divide” shall have a correlative meaning.

“Economic Sanctions” means any economic or financial sanction administered or enforced by the

United States Government (including, without limitation, those administered by OFAC at http://www.treasury.gov/about/organizational-structure/offices/Pages/Office-of-Foreign-Assets-Control.aspx), the U.S. Department of Commerce, or the U.S. Department of State.

“Effective Date” has the meaning set forth in the Summary of Loan Terms.

“Employee Benefit Plan” means a plan described in Section 3(3) of ERISA, regardless of whether the plan is subject to ERISA, or a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code.

“Enforcement Costs” has the meaning set forth in the Security Instrument.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the Effective Date made by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Inspections” has the meaning set forth in the Environmental Indemnity Agreement.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean, with respect to Borrower, any entity that, together with Borrower, would be treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code, or Section 4001(a)(14) of ERISA, or the regulations thereunder.

“ERISA Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA

(or related trust) that is subject to the requirements of Title IV of ERISA, Sections 430 or 431 of the Internal Revenue Code, or Sections 302, 303, or 304 of ERISA, which is maintained or contributed to by Borrower or its ERISA Affiliates.

“Event of Default” means the occurrence of any event listed in Section 14.01 (Events of Default) of the Loan Agreement.

“Exceptions to Representations and Warranties Schedule” means that certain Schedule 7

(Exceptions to Representations and Warranties Schedule) to the Loan Agreement.

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“First Payment Date” has the meaning set forth in the Summary of Loan Terms.

“First Principal and Interest Payment Date” has the meaning set forth in the Summary of Loan Terms, if applicable.

“Fixed Monthly Principal Component” has the meaning set forth in the Summary of Loan Terms.

“Fixed Rate” means an interest rate per annum equal to the sum of the Investor Yield, the Servicing

Fee and the Guaranty Fee.

“Fixed Rate Amortization Factor” has the meaning set forth in the Summary of Loan Terms.

“Fixed Rate Option” means, in connection with a Conversion, Borrower’s selection of one of the following fixed rate options for the Mortgage Loan which shall be effective from and after the Conversion Effective Date:

(a) seven (7) year term with a five (5) year yield maintenance period;

(b) seven (7) year term with a six and one-half (6.5) year yield maintenance period;

(c) ten (10) year term with a seven (7) year yield maintenance period; or

(d) ten (10) year term with a nine and one-half (9.5) year yield maintenance period.

“Fixtures” has the meaning set forth in the Security Instrument.

“Force Majeure” shall mean acts of God, acts of war, civil disturbance, governmental action (including the revocation or refusal to grant licenses or permits, where such revocation or refusal is not due to the fault of Borrower), strikes, lockouts, fire, unavoidable casualties or any other causes beyond the reasonable control of Borrower (other than lack of financing), and of which Borrower shall have notified Lender in writing within ten (10) days after its occurrence.

“Foreclosure Event” means:

(a) foreclosure under the Security Instrument;

(b) any other exercise by Lender of rights and remedies (whether under the Security Instrument or under applicable law, including Insolvency Laws) as holder of the Mortgage Loan and/or the Security Instrument, as a result of which Lender (or its designee or nominee) or a third party purchaser becomes owner of the Mortgaged Property;

(c) delivery by Borrower to Lender (or its designee or nominee) of a deed or other conveyance of Borrower’s interest in the Mortgaged Property in lieu of any of the foregoing; or

(d) in Louisiana, any dation en paiement.

“Good Faith Deposit” means a fee in an amount equal to two percent (2%) of the unpaid principal balance of the Mortgage Loan.

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“Goods” has the meaning set forth in the Security Instrument.

“Governmental Authority” means any court, board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over Borrower or the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

“Guarantor” means, individually and collectively, any guarantor of the Indebtedness or any other obligation of Borrower under any Loan Document.

“Guarantor Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by Guarantor;

(b) the acknowledgment in writing by Guarantor (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by Guarantor;

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against Guarantor; or

(e) the appointment of a receiver, liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over Guarantor or any substantial part of the assets of Guarantor, as applicable;

provided, however, that any proceeding or case under (d) or (e) above shall not be a Guarantor Bankruptcy Event until the ninetieth day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement or active participation of Borrower, Guarantor, Key Principal, or any Borrower Affiliate (in which event such case or proceeding shall be a Guarantor Bankruptcy Event immediately).

“Guarantor’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Guarantor’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Guaranty” means, individually and collectively, any Payment Guaranty, Non-Recourse Guaranty or other guaranty executed by Guarantor in connection with the Mortgage Loan.

“Guaranty Fee” means the guaranty fee offered by Fannie Mae for a new or converted Fannie Mae mortgage loan with the same or substantially similar loan terms and credit characteristics as the Mortgage Loan at the time of origination or conversion of such mortgage loan.

“Immediate Family Members” means a child, stepchild, grandchild, spouse, sibling, or parent, each of whom is not a Prohibited Person.

“Imposition Deposits” has the meaning set forth in the Security Instrument.

“Impositions” has the meaning set forth in the Security Instrument.

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“Improvements” has the meaning set forth in the Security Instrument.

“Indebtedness” has the meaning set forth in the Security Instrument.

“Index” has the meaning set forth in the Summary of Loan Terms.

“Index Replacement” means, for any Interest Period, the sum determined by Lender as of the Index

Replacement Date of (a) the alternate rate of interest that has been selected by Lender as the replacement for the Current Index for the applicable Corresponding Tenor giving due consideration to (1) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the SOFR Administrator at such time or (2) any evolving or then-prevailing market convention for determining a rate of interest as a replacement for the Current Index for U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (b) the Index Replacement Adjustment.  If the Index Replacement as determined pursuant to this definition would be less than zero, the Index Replacement shall be deemed to be zero.

“Index Replacement Adjustment” means, for any Interest Period, the first alternative set forth in the order below that can be determined by Lender as of the Index Replacement Date:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the SOFR Administrator for the applicable Unadjusted Index Replacement;

(b) the spread adjustment (which may be a positive or negative value or zero) that would apply to the fallback rate for derivative transactions utilizing the ISDA Definitions to be effective upon an index cessation event with respect to the Current Index; or

(c) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender for the applicable Corresponding Tenor giving due consideration to (1) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Current Index with the applicable Unadjusted Index Replacement by the SOFR Administrator at such time or (2) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Current Index with the applicable Unadjusted Index Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities at such time.

“Index Replacement Conforming Changes” means, with respect to any Index Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters, as well as the determination of the effective date for any such changes) that Lender decides may be appropriate to reflect the adoption and implementation of such Index Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of the Index Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with administration of the Mortgage Loan).

“Index Replacement Date” means the earliest to occur of the following events with respect to the

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Current Index:

(a) in the case of clause (a) or (b) of the definition of “Index Transition Event,” the date on which the administrator of the Index permanently or indefinitely ceases to provide the Index; or

(b) in the case of clause (c) of the definition of “Index Transition Event,” the date of the public statement or publication of information referenced therein.

“Index Transition Event” means the occurrence of one or more of the following events with respect to the Current Index, including comparable events that affect the published spread adjustment or other components used in the calculation of the Index:

(a) a public statement or publication of information by or on behalf of the administrator of the Index announcing that such administrator has ceased or will cease to provide the Index, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Index;

(b) a public statement or publication of information by the regulatory supervisor for the administrator of the Index, the central bank for the currency of the Index, an insolvency official with jurisdiction over the administrator for the Index, a resolution authority with jurisdiction over the administrator for the Index or a court or an entity with similar insolvency or resolution authority over the administrator for the Index, which states that the administrator of the Index has ceased or will cease to provide the Index permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Index; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of the Index announcing that the Index is no longer representative.

“Initial Adjustable Rate” has the meaning set forth in the Summary of Loan Terms.

“Initial Fixed Rate Payment Date” means the first day of the calendar month following the Conversion

Effective Date.

“Initial Monthly Debt Service Payment” has the meaning set forth in the Summary of Loan Terms.

“Initial Replacement Reserve Deposit” has the meaning set forth in the Summary of Loan Terms.

“Insolvency Laws” means the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq., together with any other federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time.

“Insolvent” means:

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(a) that the sum total of all of a specified Person’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of such Person’s non-exempt assets, i.e., all of the assets of such Person that are available to satisfy claims of creditors; or

(b) such Person’s inability to pay its debts as they become due.

“Intended Prepayment Date” means the date upon which Borrower intends to make a prepayment on the Mortgage Loan, as set forth in the Prepayment Notice.

“Interest Accrual Method” has the meaning set forth in the Summary of Loan Terms.

“Interest Only Term” has the meaning set forth in the Summary of Loan Terms.

“Interest Period” means each period for the determination of the Interest Rate commencing on the

Effective Date and ending on each Rate Change Date thereafter until the Mortgage Loan is fully paid.

“Interest Rate” means the Initial Adjustable Rate or the Adjustable Rate, as applicable, and after any Conversion, the Fixed Rate.

“Interest Rate Type” has the meaning set forth in the Summary of Loan Terms.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Investor” means any Person to whom Lender intends to (a) sell, transfer, deliver or assign the Mortgage

Loan in the secondary mortgage market, or (b) sell an MBS backed by the Mortgage Loan.

“Investor Yield” means, in connection with a Conversion, the percentage equal to (a) the required net yield offered for purchase by Fannie Mae, or (b) the MBS pass-through rate offered for purchase by regular buyers of mortgage backed securities, as applicable, for a new Fannie Mae mortgage loan with the same or substantially similar loan terms and credit characteristics as the Mortgage Loan (taking into account the Fixed Rate Option selected by Borrower).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and

Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“Key Principal” means, collectively:

(a) the natural person(s) or entity that Controls Borrower that Lender determines is critical to the successful operation and management of Borrower and the Mortgaged Property, as identified as such in the Summary of Loan Terms; or

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(b) any natural person or entity who becomes a Key Principal after the date of the Loan Agreement and is identified as such in an assumption agreement, or another amendment or supplement to the Loan Agreement.

“Key Principal’s General Business Address” has the meaning set forth in the Summary of Loan

Terms.

“Key Principal’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Land” means the land described in Exhibit A to the Security Instrument.

“Last Interest Only Payment Date” has the meaning set forth in the Summary of Loan Terms, if applicable.

“Late Charge” means an amount equal to the delinquent amount then due under the Loan Documents multiplied by five percent (5%).

“Leases” has the meaning set forth in the Security Instrument.

“Lender” means the entity identified as “Lender” in the first paragraph of the Loan Agreement and its transferees, successors and assigns, or any subsequent holder of the Note.

“Lender’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Lender’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Lender’s Payment Address” has the meaning set forth in the Summary of Loan Terms.

“Lien” has the meaning set forth in the Security Instrument.

“Loan Agreement” means the Multifamily Loan and Security Agreement dated as of the Effective Date executed by and between Borrower and Lender to which this Definitions Schedule is attached, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Amount” has the meaning set forth in the Summary of Loan Terms.

“Loan Application” means the application for the Mortgage Loan submitted by Borrower to Lender.

“Loan Documents” means the Note, the Loan Agreement, the Security Instrument, the Environmental

Indemnity Agreement, the Guaranty, all guaranties, all indemnity agreements, all Collateral Agreements, all O&M Plans, and any other documents now or in the future executed by Borrower, Guarantor, Key Principal, any other guarantor or any other Person in connection with the Mortgage Loan, as such documents may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Servicer” means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, the Loan Agreement, the Security Instrument and any other Loan Document,

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and otherwise to service the Mortgage Loan for the benefit of Lender.  Unless Borrower receives notice to the contrary, the Loan Servicer shall be the Lender originally named on the Summary of Loan Terms.

“Loan Term” has the meaning set forth in the Summary of Loan Terms, as the same may be extended following a Conversion.

“Loan Year” has the meaning set forth in the Summary of Loan Terms.

“Margin” has the meaning set forth in the Summary of Loan Terms.

“Material Commercial Lease” means:

(a) any Lease that, individually or in the aggregate with other Leases entered into with the same tenant, comprises five percent (5%) or more of the total gross income at the Mortgaged Property on an annualized basis; or

(b) regardless of the percentage of the total gross income at the Mortgaged Property that it comprises, any Lease relating to:

(1) solar power, thermal power generation, or co-power generation, or for the installation of solar panels or any other electrical power generation equipment, and any related power purchase agreement; or

(2) any dwelling unit at the Mortgaged Property leased to Guarantor, Key Principal, or another Borrower Affiliate.

“Maturity Date” has the meaning set forth in the Summary of Loan Terms.

“Maximum Fixed Rate” means, in connection with the exercise of the Conversion Option, the maximum Fixed Rate to which the Mortgage Loan may be converted, as determined by Lender, so that the Debt Service Coverage Ratio of the Mortgage Loan is not less than the Minimum Conversion Debt Service Coverage Ratio.

“Maximum Inspection Fee” has the meaning set forth in the Summary of Loan Terms.

“Maximum Repair Cost” shall be the amount(s) set forth in the Required Repair Schedule, if any.

“Maximum Repair Disbursement Interval” has the meaning set forth in the Summary of Loan Terms.

“Maximum Replacement Reserve Disbursement Interval” has the meaning set forth in the Summary of Loan Terms.

“Maximum Restoration Reserve Disbursement Interval” has the meaning set forth in the Summary of Loan Terms.

“MBS” means an investment security that represents an undivided beneficial interest in a pool of mortgage loans or participation interests in mortgage loans held in trust pursuant to the terms of a governing trust document.

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“Mezzanine Debt” means a loan to a direct or indirect owner of Borrower secured by a pledge of such owner’s interest in an entity owning a direct or indirect interest in Borrower.

“Minimum Conversion Debt Service Coverage Ratio” has the meaning set forth in the Summary of Loan Terms.

“Minimum Repairs Disbursement Amount” has the meaning set forth in the Summary of Loan Terms.

“Minimum Replacement Reserve Disbursement Amount” has the meaning set forth in the Summary of Loan Terms.

“Minimum Restoration Reserve Disbursement Amount” has the meaning set forth in the Summary of Loan Terms.

“Monthly Debt Service Payment” has the meaning set forth in the Summary of Loan Terms.

“Monthly Replacement Reserve Deposit” has the meaning set forth in the Summary of Loan Terms.

“Mortgage Loan” means the mortgage loan made by Lender to Borrower in the principal amount of the Note made pursuant to the Loan Agreement, evidenced by the Note and secured by the Loan Documents that are expressly stated to be security for the Mortgage Loan.

“Mortgaged Property” has the meaning set forth in the Security Instrument.

“Multifamily Project” has the meaning set forth in the Summary of Loan Terms.

“Multifamily Project Address” has the meaning set forth in the Summary of Loan Terms.

“Net Cash Flow” means, for any specified period, the total of (a) the net rental income for the Mortgaged

Property, plus (b) other allowable income for the Mortgaged Property, if any, minus (c) operating expenses for the Mortgaged Property, minus (d) the full amount underwritten for the Replacement Reserve Account (regardless of whether deposits have been or will be waived or reduced), and as adjusted for economic vacancy and other factors by Lender for the specific asset class or loan type.

“New Maturity Date” means the Maturity Date of the Mortgage Loan following the Conversion, as set forth on the Summary of Loan Terms attached as Schedule 2 to the Conversion Amendment, which date may be the same as, or later than, the Maturity Date prior to the exercise of the Conversion.

“Non-Recourse Guaranty” means, if applicable, that certain Guaranty of Non-Recourse Obligations of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note” means that certain Multifamily Note of even date herewith in the original principal amount of the stated Loan Amount made by Borrower in favor of Lender, and all schedules, riders, allonges and addenda attached thereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

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“O&M Plan” has the meaning set forth in the Environmental Indemnity Agreement.

“OFAC” means the United States Treasury Department, Office of Foreign Assets Control, and any successor thereto.

“Ownership Interests Schedule” means that certain Schedule 8 (Ownership Interests Schedule) to the Loan Agreement.

“Payment Change Date” has the meaning set forth in the Summary of Loan Terms.

“Payment Date” means the First Payment Date and the first day of each month thereafter until the

Mortgage Loan is fully paid.

“Payment Guaranty” means, if applicable, that certain Guaranty (Payment) of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Permitted Encumbrance” has the meaning set forth in the Security Instrument.

“Permitted Mezzanine Debt” means Mezzanine Debt incurred by a direct or indirect owner or owners of Borrower where the exercise of any of the rights and remedies by the holder or holders of the Mezzanine Debt would not in any circumstance cause (a) a change in Control in Borrower, Key Principal, or Guarantor, or (b) a Transfer of a direct or indirect Restricted Ownership Interest in Borrower, Key Principal, or Guarantor.

“Permitted Preferred Equity” means Preferred Equity that does not (a) require mandatory dividends, distributions, payments or returns (including at maturity or in connection with a redemption), or (b) provide the Preferred Equity owner with rights or remedies on account of a failure to receive any preferred dividends, distributions, payments or returns (or, if such rights are provided, the exercise of such rights do not violate the Loan Documents or are otherwise exercised with the prior written consent of Lender in accordance with Article 11 (Liens, Transfers and Assumptions) of the Loan Agreement and the payment of all applicable fees and expenses as set forth in Section 11.03(g) (Further Conditions to Transfers and Assumption) of the Loan Agreement).

“Permitted Prepayment Date” means the last Business Day of a calendar month.

“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

“Personal Property” means the Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

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“Personalty” has the meaning set forth in the Security Instrument.

“Preferred Equity” means a direct or indirect equity ownership interest in, economic interests in, or rights with respect to, Borrower that provide an equity owner preferred dividend, distribution, payment, or return treatment relative to other equity owners.

“Prepayment Lockout Period” has the meaning set forth in the Summary of Loan Terms.

“Prepayment Notice” means the written notice that Borrower is required to provide to Lender in accordance with Section 2.03 (Lockout/Prepayment) of the Loan Agreement in order to make a prepayment on the Mortgage Loan, which shall include, at a minimum, the Intended Prepayment Date.

“Prepayment Premium” means the amount payable by Borrower in connection with a prepayment of the Mortgage Loan, as provided in Section 2.03 (Lockout/Prepayment) of the Loan Agreement and calculated in accordance with the Prepayment Premium Schedule.

“Prepayment Premium Schedule” means that certain Schedule 4 (Prepayment Premium Schedule) to the Loan Agreement.

“Prepayment Premium Term” has the meaning set forth in the Summary of Loan Terms.

“Prohibited Person” means:

(a) any Person with whom Lender or Fannie Mae is prohibited from doing business pursuant to any law, rule, regulation, judicial proceeding or administrative directive; or

(b) any Person identified on the United States Department of Housing and Urban

Development’s “Limited Denial of Participation, HUD Funding Disqualifications and Voluntary Abstentions List,” or on the General Services Administration’s “System for Award Management (SAM)” exclusion list, each of which may be amended from time to time, and any successor or replacement thereof; or

(c) any Person that is determined by Fannie Mae to pose an unacceptable credit risk due to the aggregate amount of debt of such Person owned or held by Fannie Mae; or

(d) any Person that has caused any unsatisfactory experience of a material nature with Fannie Mae or Lender, such as a default, fraud, intentional misrepresentation, litigation, arbitration or other similar act.

“Property Jurisdiction” has the meaning set forth in the Security Instrument.

“Property Square Footage” has the meaning set forth in the Summary of Loan Terms.

“Publicly-Held Corporation” means a corporation, the outstanding voting stock of which is registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Publicly-Held Trust” means a real estate investment trust, the outstanding voting shares or beneficial interests of which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

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“Rate Change Date” has the meaning set forth in the Summary of Loan Terms.

“Rate Lock Request” means a request from Borrower to Lender for a rate quote for the Fixed Rate

(based on the Fixed Rate Option selected by Borrower) which shall apply after the Conversion Effective Date.

“Rents” has the meaning set forth in the Security Instrument.

“Repair Threshold” has the meaning set forth in the Summary of Loan Terms.

“Repairs” means, individually and collectively, the Required Repairs, Borrower Requested Repairs, and Additional Lender Repairs.

“Repairs Escrow Account” means the account established by Lender into which the Repairs Escrow

Deposit is deposited to fund the Repairs.

“Repairs Escrow Account Administrative Fee” or “Repairs Escrow Account Administration Fee” has the meaning set forth in the Summary of Loan Terms.

“Repairs Escrow Deposit” has the meaning set forth in the Summary of Loan Terms.

“Replacement Reserve Account” means the account established by Lender into which the Replacement

Reserve Deposits are deposited to fund the Replacements.

“Replacement Reserve Account Administration Fee” has the meaning set forth in the Summary of

Loan Terms.

“Replacement Reserve Account Interest Disbursement Frequency” has the meaning set forth in the

Summary of Loan Terms.

“Replacement Reserve Deposits” means the Initial Replacement Reserve Deposit, Monthly

Replacement Reserve Deposits and any other deposits to the Replacement Reserve Account required by the Loan Agreement.

“Replacement Threshold” has the meaning set forth in the Summary of Loan Terms.

“Replacements” means, individually and collectively, the Required Replacements, Borrower

Requested Replacements and Additional Lender Replacements.

“Required Repair Schedule” means that certain Schedule 6 (Required Repair Schedule) to the Loan Agreement.

“Required Repairs” means those items listed on the Required Repair Schedule.

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Rate Type - Structured ARM (SOFR))	Form 6101.SARM (SOFR)	Page 16
Fannie Mae	09-20	© 2020 Fannie Mae

“Required Replacement Schedule” means that certain Schedule 5 (Required Replacement Schedule) to the Loan Agreement.

“Required Replacements” means those items listed on the Required Replacement Schedule.

“Reserve/Escrow Account Funds” means, collectively, the funds on deposit in the Reserve/Escrow

Accounts.

“Reserve/Escrow Accounts” means, individually and collectively, the Replacement Reserve Account, the Repairs Escrow Account, and the Restoration Reserve Account.

“Residential Lease” means a Lease of an individual dwelling unit.

“Restoration” means any work and improvements required to be performed to the Mortgaged Property following a casualty or event of loss as set forth in plans and specifications approved by Lender.

“Restoration Reserve Account” means, if applicable, the account established by Lender into which insurance proceeds are deposited in order to fund a Restoration following a casualty or event of loss.

“Restoration Reserve Account Administration Fee” has the meaning set forth in the Summary of Loan Terms.

“Restoration Threshold” has the meaning set forth in the Summary of Loan Terms.

“Restricted Ownership Interest” means, with respect to any entity, the following:

(a) if such entity is a general partnership or a joint venture, fifty percent (50%) or more of all general partnership or joint venture interests in such entity;

(b) if such entity is a limited partnership:

(1) the interest of any general partner; or

(2) fifty percent (50%) or more of all limited partnership interests in such entity;

(c) if such entity is a limited liability company or a limited liability partnership:

(1) the interest of any managing member or the contractual rights of any non-member manager; or

(2) fifty percent (50%) or more of all membership or other ownership interests in such entity;

(d) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, fifty percent (50%) or more of voting stock in such corporation;

(e) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, the amount of shares of voting stock sufficient to have the power to elect the majority of directors of such corporation; or

Schedule 1 to Multifamily Loan and Security
Agreement - Definitions Schedule (Interest
Rate Type - Structured ARM (SOFR))	Form 6101.SARM (SOFR)	Page 17
Fannie Mae	09-20	© 2020 Fannie Mae

(f) if such entity is a trust (other than a land trust or a Publicly-Held Trust), the power to Control such trust vested in the trustee of such trust or the ability to remove, appoint or substitute the trustee of such trust (unless the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender).

“Review Fee” means the non-refundable fee of $3,000 payable to Lender.

“Sanctioned Country” means a country subject to either a targeted or comprehensive country-wide sanctions program administered and enforced by OFAC, which list is updated from time to time.

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC, available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time; (b) (1) an agency of the government of a Sanctioned Country, (2) an organization controlled by a Sanctioned Country, or (3) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (1), (2) or (3) is the subject of a sanctions program administered by OFAC; and, (c) a Person whose property and interests in property are blocked pursuant to an Executive Order or regulations administered by OFAC consistent with the guidance issued by OFAC.

“Schedule of Interest Rate Type Provisions” means that certain Schedule 3 (Schedule of Interest Rate Type Provisions) to the Loan Agreement.

“Security Instrument” means that certain multifamily mortgage, deed to secure debt or deed of trust executed and delivered by Borrower as security for the Mortgage Loan and encumbering the Mortgaged Property, including all riders or schedules attached thereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Servicing Arrangement” means any arrangement between Lender and the Loan Servicer for loss sharing or interim advancement of funds.

“Servicing Fee” means the servicing fee offered by Fannie Mae for a new or converted Fannie Mae mortgage loan with the same or substantially similar loan terms and credit characteristics as the Mortgage Loan at the time of origination or conversion of such mortgage loan.

“Short-Term Rental” means any Lease or master Lease (including subleases, licenses, and other possessory interests, whether oral or written) of an individual dwelling unit, for which the intended occupancy of the dwelling unit is for a period or periods of less than thirty (30) days, irrespective of the stated term of the Lease, including any Lease:

(a) for corporate tenant and guest suite purposes; or

(b) with an agreement or arrangement between either:

(1) Borrower and a tenant whereby the tenant may enter into a separate agreement or arrangement with a Short-Term Rental Provider to offer Short-Term Rentals at the Mortgaged Property; or

Schedule 1 to Multifamily Loan and Security
Agreement - Definitions Schedule (Interest
Rate Type - Structured ARM (SOFR))	Form 6101.SARM (SOFR)	Page 18
Fannie Mae	09-20	© 2020 Fannie Mae

(2) Borrower and a Short-Term Rental Provider, pursuant to which tenants may offer Short-Term Rentals at the Mortgaged Property.

“Short-Term Rental Provider” means any platform or provider (including any internet or online service platform or provider) that offers Short-Term Rental services and arrangements, including booking and reservation services to guests and customers.

“SOFR” means, with respect to any day, the secured overnight financing rate last published for such day by the SOFR Administrator on the SOFR Administrator Website.

“SOFR Administrator” means the Federal Reserve Board and/or the Federal Reserve Bank of New

York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor publisher of SOFR.

“SOFR Administrator Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or such other source generally used by commercial lenders to obtain SOFR for any day.

“Software” has the meaning set forth in the Security Instrument.

“Summary of Loan Terms” means that certain Schedule 2 (Summary of Loan Terms) to the Loan Agreement.

“Taxes” has the meaning set forth in the Security Instrument.

“Title Policy” means the mortgagee’s loan policy of title insurance issued in connection with the

Mortgage Loan and insuring the lien of the Security Instrument as set forth therein, as approved by Lender.

“Total Parking Spaces” has the meaning set forth in the Summary of Loan Terms.

“Total Residential Units” has the meaning set forth in the Summary of Loan Terms.

“Transfer” means:

(a) a sale, assignment, transfer or other disposition (whether voluntary, involuntary, or by operation of law), other than Residential Leases, Material Commercial Leases or non-Material Commercial Leases permitted by the Loan Agreement;

(b) a granting, pledging, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary, or by operation of law);

(c) an issuance or other creation of a direct or indirect ownership interest;

(d) a withdrawal, retirement, removal or involuntary resignation of any owner or manager of a legal entity; or

Schedule 1 to Multifamily Loan and Security
Agreement - Definitions Schedule (Interest
Rate Type - Structured ARM (SOFR))	Form 6101.SARM (SOFR)	Page 19
Fannie Mae	09-20	© 2020 Fannie Mae

(e) a merger, consolidation, dissolution, Division or liquidation of a legal entity.

“Transfer Fee” means a fee equal to one percent (1%) of the unpaid principal balance of the Mortgage Loan payable to Lender.

“UCC” has the meaning set forth in the Security Instrument.

“UCC Collateral” has the meaning set forth in the Security Instrument.

“Unadjusted Index Replacement” means the Index Replacement excluding the Index Replacement

Adjustment.

“Underwriting Interest Rate” means, in connection with the Conversion, the then-current minimum underwriting interest rate (if applicable) used by Lender for underwriting new loans with the same or substantially similar loan terms and credit characteristics as the Mortgage Loan (taking into account the Fixed Rate Option selected by Borrower).

“Voidable Transfer” means any fraudulent conveyance, preference or other voidable or recoverable payment of money or transfer of property.

[Remainder of Page Intentionally Blank]

Schedule 1 to Multifamily Loan and Security
Agreement - Definitions Schedule (Interest
Rate Type - Structured ARM (SOFR))	Form 6101.SARM (SOFR)	Page 20
Fannie Mae	09-20	© 2020 Fannie Mae

SCHEDULE 2

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

Summary of Loan Terms

(Interest Rate Type – Structured ARM(SOFR))

I.	GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
3221 KELLER SPRINGS ROAD OWNER, LLC, a
Borrower	Delaware limited liability company
CBRE MULTIFAMILY CAPITAL, INC., a
Lender	Delaware corporation
Key Principal	CANTOR FITZGERALD INCOME TRUST, INC.
Guarantor	N/A
Multifamily Project	Keller Springs Crossing
ADDRESSES
Borrower’s General Business	110 East 59th Street
Address	New York City, New York 10022
110 East 59th Street
Borrower’s Notice Address	New York City, New York 10022
Email: cmilner@cantor.com
Multifamily Project Address	3221 Keller Springs Road
Carrollton, Texas 75006
Multifamily Project County	Dallas
Key Principal’s General Business	110 East 59th Street
Address	New York City, New York 10022
110 East 59th Street
Key Principal’s Notice Address	New York City, New York 10022
Email: cmilner@cantor.com
Guarantor’s General Business
Address	N/A

Schedule 2 to Multifamily Loan and
Security Agreement - Summary of Loan
Terms (Interest Rate Type - Structured
ARM (SOFR))	Form 6102.SARM (SOFR)	Page 1
Fannie Mae	09-20	© 2020 Fannie Mae

Guarantor’s Notice Address	N/A
CBRE Multifamily Capital, Inc.
c/o CBRE Loan Services, Inc.
Lender’s General Business	929 Gessner, #1700
Address	Houston, Texas 77024
Attn: Chief Legal Officer
CBRE Multifamily Capital, Inc.
c/o CBRE Loan Services, Inc.
Lender’s Notice Address	929 Gessner, #1700
Houston, Texas 77024
Attn: Chief Legal Officer
CBRE Multifamily Capital, Inc.
Lender’s Payment Address	c/o CBRE Loan Services, Inc.
P.O. Box 973788
Dallas, Texas 75397-3788

II.MULTIFAMILY PROJECT INFORMATION
Property Square Footage	644,126
Total Parking Spaces	513
Total Residential Units	304
☐ Yes
Affordable Housing Property	�� No

III.MORTGAGE LOAN INFORMATION
Until the first Rate Change Date, the Initial Adjustable
Rate, and from and after each Rate Change Date
following the first Rate Change Date until the next Rate
Adjustable Rate	Change Date, a per annum interest rate that is the sum
of (i) the Current Index, and (ii) the Margin, which sum
is then rounded to the nearest three (3) decimal places;
provided, however, the Adjustable Rate shall never be
less than the Margin

Schedule 2 to Multifamily Loan and
Security Agreement - Summary of Loan
Terms (Interest Rate Type - Structured
ARM (SOFR))	Form 6102.SARM (SOFR)	Page 2
Fannie Mae	09-20	© 2020 Fannie Mae

Amortization Period				Zero (0) months
☐ Amortizing
Amortization Type				�� Full Term Interest Only
☐ Partial Interest Only
The Index that is effective on the Business Day
Current Index				immediately preceding the applicable Rate Change
Date
Effective Date				February 25, 2021
First Payment Date				The first day of April, 2021
Fixed	Monthly	Principal
Component				$0
Fixed Rate Amortization Factor				NA% per annum
30-Day Average SOFR; provided that, if an Index
Transition Event and its related Index Replacement
Index				Date have occurred, then the Index shall mean the Index
Replacement determined pursuant to the terms of the
Loan Agreement
Initial Adjustable Rate				2.203% per annum
Initial	Monthly	Debt	Service
Payment				$59,333.34
Actual/360 (computed on the basis of a three hundred
sixty (360) day year and the actual number of calendar
Interest Accrual Method				days during the applicable month, calculated by
multiplying the unpaid principal balance of the
Mortgage Loan by the Interest Rate, dividing the
product by three hundred sixty (360), and multiplying

Schedule 2 to Multifamily Loan and
Security Agreement - Summary of Loan
Terms (Interest Rate Type - Structured
ARM (SOFR))	Form 6102.SARM (SOFR)	Page 3
Fannie Mae	09-20	© 2020 Fannie Mae

the quotient obtained by the actual number of days
elapsed in the applicable month)
Interest Only Term	One Hundred Twenty (120) months
Interest Rate Type	Structured ARM
Loan Amount	$31,277,000
Loan Term	One Hundred Twenty (120) months
The period beginning on the Effective Date and ending
Loan Year	on the last day of February, 2022, and each successive
twelve (12) month period thereafter
Margin	2.16%
The first day of March, 2031, or any later date to which
the Maturity Date may be extended (if at all) in
Maturity Date	connection with Borrower’s exercise of the Conversion
Option or any earlier date on which the Indebtedness
becomes due and payable by acceleration or otherwise
(i) for the First Payment Date, the Initial Monthly
Debt Service Payment; and
(ii) for each Payment Date thereafter until the
Mortgage Loan is fully paid, the amount
Monthly Debt Service Payment	obtained by multiplying the unpaid principal
balance of the Mortgage Loan by the
Adjustable Rate, dividing the product by three
hundred sixty (360), and multiplying the
quotient by the actual number of days elapsed
in the applicable month
Payment Change Date	The first day of the month following each Rate Change
Date until the Mortgage Loan is fully paid
Prepayment Lockout Period	The first Loan Year of the Loan Term

Schedule 2 to Multifamily Loan and
Security Agreement - Summary of Loan
Terms (Interest Rate Type - Structured
ARM (SOFR))	Form 6102.SARM (SOFR)	Page 4
Fannie Mae	09-20	© 2020 Fannie Mae

The First Payment Date and the first day of each month thereafter until the Mortgage Loan is fully paid, subject to any Index Replacement Conforming Changes required upon implementation of any Index Replacement

Rate Change Date

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
The period beginning on the Effective Date and ending
Prepayment Premium Term	on the last calendar day of the fourth month prior to the
month in which the Maturity Date occurs

V. RESERVE INFORMATION
Within six (6) months after the Effective Date or as
Completion Period	otherwise shown on the Required Repair Schedule
Initial Replacement Reserve
Deposit	$0
Maximum Inspection Fee	$500.00
Maximum Repair Disbursement	One (1) time(s) per calendar month
Interval
Maximum Replacement Reserve	One (1) time(s) per calendar month
Disbursement Interval
Once per month, unless the Servicer determines more
Maximum Restoration Reserve	frequent disbursement of funds are appropriate and can
Disbursement Interval	be managed effectively.
Minimum Repairs Disbursement
Amount	$1,000.00
Minimum Replacement Reserve
Disbursement Amount	$5,000.00
Minimum Restoration Reserve
Disbursement Amount	$1,000

Schedule 2 to Multifamily Loan and
Security Agreement - Summary of Loan
Terms (Interest Rate Type - Structured
ARM (SOFR))	Form 6102.SARM (SOFR)	Page 5
Fannie Mae	09-20	© 2020 Fannie Mae

Monthly Replacement Reserve
Deposit	$5,067
Repair Threshold	$10,000.00
Repairs Escrow Account
Administration Fee	NA
Repairs Escrow Deposit	$0
Replacement Reserve Account	$250.00, payable annually if Monthly Replacement Reserve Deposits are collected pursuant to this Loan Agreement
Administration Fee

Replacement Reserve Account	Quarterly
Interest Disbursement Frequency
Replacement Threshold	$10,000.00
Restoration Reserve Account
Administration Fee	$0
Restoration Threshold	$10,000
VI. CONVERSION OPTION – SARM LOAN
Conversion Review Fee	A non-refundable fee in the amount of $10,000
Minimum Conversion Debt	1.55
Service Coverage Ratio

[Remainder of Page Intentionally Blank]

Schedule 2 to Multifamily Loan and
Security Agreement - Summary of Loan
Terms (Interest Rate Type - Structured
ARM (SOFR))	Form 6102.SARM (SOFR)	Page 6
Fannie Mae	09-20	© 2020 Fannie Mae

MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

ADDENDA TO SCHEDULE 2 – SUMMARY OF LOAN TERMS (Replacement Reserve Deposits – Deposits Partially or Fully Waived)

VI.0020REPLACEMENT RESERVE – DEPOSITS PARTIALLY OR FULLY WAIVED
Reduced Monthly Replacement Reserve Deposit	$0.00

Modifications to Multifamily Loan and
Security Agreement - Schedule 2 Addenda -
Summary of Loan	Terms (Replacement
Reserve - Deposits	Partially or Fully
Waived)		Form 6102.04	Page 1
Fannie Mae		04-12	© 2012 Fannie Mae

SCHEDULE 3

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

Schedule of Interest Rate Type Provisions (Structured ARM (SOFR)) and Fixed Rate Conversion Option

(1) Defined Terms.

Capitalized terms not otherwise defined in this Schedule have the meanings given to such terms in the Definitions Schedule to the Loan Agreement.

(2) Interest Accrual.

Except as otherwise provided in the Loan Agreement, interest shall accrue at the Adjustable Rate until the Mortgage Loan is fully paid.

(3) Adjustable Rate; Index Replacement.

a. Adjustments.

The Initial Adjustable Rate shall be effective until the first Rate Change Date.  Thereafter, the Adjustable Rate shall change on each Rate Change Date based on fluctuations in the Current Index as determined by Lender, which determination shall be conclusive absent manifest error.

b. Index Replacement.

(1) Index Replacement Date.

Notwithstanding anything to the contrary herein or in any other Loan Document, if an Index Transition Event and its related Index Replacement Date have occurred with respect to the Current Index, then the Index Replacement will replace the Current Index on such Index Replacement Date and all subsequent dates.  The Index Replacement will become effective on the Index Replacement Date without any amendment or further action or consent of any other party to the Loan Agreement or any other Loan Document.

(2) Index Replacement Conforming Changes.

(i) In connection with the implementation of an Index Replacement, Lender shall have the right to make Index Replacement Conforming Changes from time to time.  Notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Index Replacement Conforming Changes shall become effective without any further action or consent of Borrower.

(ii) Lender shall notify Borrower of (A) the occurrence of any Index Transition Event and its related Index Replacement Date, (B) the Index Replacement determined by Lender, and (C) any required Index Replacement Conforming Changes.  Any determination, decision, or election made by Lender pursuant to this Section 3, including any determination by Lender with respect to

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 1
Fannie Mae	09-20	© 2020 Fannie Mae

tenor, rate, or adjustment, or of the occurrence or non-occurrence of an event, circumstance, or date, and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding absent manifest error and may be made in Lender’s sole discretion and without consent from Borrower.

(3) Federal Income Tax Treatment.

For federal income tax purposes, Lender intends to effect the replacement of the Current Index with the Index Replacement in connection with an Index Transition Event such that the replacement will not result in a tax realization event under Section 1001 of the Internal Revenue Code of 1986, as amended, and relevant Treasury Regulations promulgated thereunder.

(4) Fixed Monthly Principal Component.

Each amortizing Monthly Debt Service Payment shall include a principal payment equal to the Fixed Monthly Principal Component, which shall be determined using the Fixed Rate Amortization Factor.

(5) Notification of Interest Rate Change and Monthly Debt Service Payment.

Before each Payment Change Date, Lender shall notify Borrower of any change in the Adjustable Rate and the amount of the next Monthly Debt Service Payment.

(6) Correction to Monthly Debt Service Payments.

If Lender determines at any time that it has miscalculated the amount of a Monthly Debt Service Payment (whether because of a miscalculation of the Adjustable Rate or otherwise), then Lender shall give notice to Borrower of the corrected amount of the Monthly Debt Service Payment (and the corrected Adjustable Rate, if applicable) and a. if the corrected amount of the Monthly Debt Service Payment represents an increase, then Borrower shall, within thirty (30) calendar days thereafter, pay to Lender any sums that Borrower would have otherwise been obligated to pay to Lender had the amount of the Monthly Debt Service Payment not been miscalculated, or b. if the corrected amount of the Monthly Debt Service Payment represents a decrease and Borrower is not otherwise in default under any of the Loan Documents, then Borrower shall thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of the Monthly Debt Service Payment not been miscalculated.

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 2
Fannie Mae	09-20	© 2020 Fannie Mae

(7) Conversion to Fixed Rate.

(a) Conversion Option.

(1) Subject to the following terms and conditions, Borrower may exercise the Conversion Option pursuant to which the interest rate payable on the Mortgage Loan may be converted on a Payment Date during the Conversion Period from the Adjustable Rate to the Fixed Rate, after which the interest rate on the Mortgage Loan shall remain at the Fixed Rate until the New Maturity Date.

(2) For Mortgage Loans that are full-term interest-only, the Amortization Period from and after the Conversion Effective Date shall be three hundred sixty (360) months.  For all other Mortgage Loans, including Mortgage Loans that are partial interest-only or amortizing, the Amortization Period from and after the Conversion Effective Date shall be:

(A) three hundred sixty (360) months, if (i) Borrower selects a Fixed Rate Option having a term greater than or equal to the original term of the Mortgage Loan from the Effective Date through the Maturity Date, and (ii) the most recent inspection of the Mortgaged Property by Lender resulted in a rating of either “1” or “2”; or

(B) in all other cases, the number of months equal to (i) three hundred sixty (360) months, minus (ii) the number of Monthly Debt Service Payments that have elapsed since the Effective Date.

Notwithstanding the foregoing, if (1) the Mortgage Loan converts to a fixed rate Mortgage Loan during an interest-only period, and (2) Borrower elects a Fixed Rate Option with a Mortgage Loan term greater than or equal to the original term of the original Mortgage Loan, the remaining portion of the interest-only period shall carry over to the fixed rate Mortgage Loan and the Amortization Period shall commence following the completion of the interest-only period.

(3) The Monthly Debt Service Payment following a Conversion shall be in an amount required to pay the unpaid principal balance of the Mortgage Loan immediately prior to the Initial Fixed Rate Payment Date in equal monthly installments, including accrued interest at the Fixed Rate, over the Amortization Period utilizing the 30/360 Interest Accrual Method even if Actual/360 is the Interest Accrual Method.

(4) Borrower’s right to exercise the Conversion Option shall lapse on the earlier of (A) at 5:00 p.m. (Eastern Time) on the last day of the Conversion Request Period (unless otherwise agreed to by Lender), if Borrower has not previously delivered to Lender a Conversion Request in accordance with the terms of this Section (7), or (B) on the

Conversion Effective Date, if the Conversion Option is timely exercised but the Conversion does not become effective on such Conversion Effective Date.

(b) New MBS and No Prepayment Premium.

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 3
Fannie Mae	09-20	© 2020 Fannie Mae

(1) Borrower acknowledges and agrees that the existing MBS for the Mortgage Loan shall be repaid and a new MBS shall be issued for the term of the Conversion.  The closing of the Conversion is subject to the precondition that Lender must confirm with Fannie Mae that Fannie Mae is generally offering to purchase in the marketplace MBS of this execution type at the time Borrower delivers the Conversion Request to Lender and at the time the Conversion is rate locked.

(2) No Prepayment Premium shall become due in connection with the closing of the Conversion.

(c) Procedures for Conversion.

(1) Conversion Request.

(A) Subject to the terms of the Loan Agreement, if Borrower desires to exercise the Conversion Option, Borrower shall submit a Conversion Request to Lender, which shall include Borrower’s selection of a Fixed Rate Option.  Borrower shall deliver the Conversion Request no earlier than the first day of the Conversion Request Period and no later than the last day of the Conversion Request Period, unless otherwise agreed to by Lender.  Borrower may not submit a Conversion Request more than twice during any Loan Year.  Borrower may not submit a Conversion Request if an Event of Default has occurred and is continuing at the time of the request or if an Event of Default has occurred at any time within the twelve (12) month period immediately preceding the date of the Conversion Request.

(B) The Conversion Request shall be accompanied by the Conversion Review Fee in the form of a check payable to Lender or by wire transfer to an account designated by Lender, which Conversion Review Fee shall be deemed earned by Lender and non-refundable upon receipt.

(C) Borrower shall submit to Lender, within five (5) days after receipt of a request therefor, all information relating to the operation of the Mortgaged Property required by Lender to determine the Net Cash Flow and whether the Mortgage Loan satisfies the Minimum Conversion Debt Service Coverage Ratio.  If Borrower fails to provide such information within such period, Borrower’s Conversion Request shall be deemed canceled (however, such canceled Conversion Request shall count as a request for the Loan Year in which the request was made).

(2) Conversion Eligibility Determination.

(A) Within fifteen (15) days after receipt of a Conversion Request (or, if Lender requests additional information from Borrower pursuant to Section 7(c)(2)(B) of this Schedule, within fifteen (15) days after Lender’s receipt of such additional information), Lender shall provide Borrower with the Conversion Determination Notice which shall determine the Net Cash Flow of the Mortgaged Property, whether the Mortgage Loan satisfies the Minimum Conversion Debt Service Coverage Ratio, and the Maximum Fixed Rate to which the Mortgage Loan may be converted.

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 4
Fannie Mae	09-20	© 2020 Fannie Mae

(B) Lender shall determine the Net Cash Flow for the trailing twelve (12) month period and whether the Mortgage Loan satisfies the Minimum Conversion Debt Service Coverage Ratio on the basis of the most recently received quarterly financial statements.  In connection with any request by Lender for additional information, Borrower shall have five (5) days after Borrower’s receipt of such request to provide Lender with such additional information.

(C) Borrower may not exercise the Conversion Option unless Lender determines that, based upon the Net Cash Flow set forth in the Conversion Determination Notice and the Fixed Rate quoted in connection with a Rate Lock Request, the Debt Service Coverage Ratio for the Mortgaged Property is equal to or greater than the Minimum Conversion Debt Service Coverage Ratio.

(3) Exercise of Conversion Option; Rate Lock Request.

(A) If, after receipt of the Conversion Determination Notice, Borrower desires to exercise the Conversion Option, Borrower shall, no later than thirty-five (35) days prior to the last day of the Conversion Period (unless otherwise agreed to by Lender, provided that in no event shall the rate lock described below take place later than the date one month prior to the last day of the Conversion Period):

(i) provide Lender with a title report for the Mortgaged Property prepared by, or by an agent for, the issuer of the Title Policy, showing marketable fee simple or leasehold title to the Mortgaged Property (as applicable) to be vested in Borrower, free and clear of all Liens and other matters affecting title other than the Permitted Encumbrances;

(ii) pay to Lender the Good Faith Deposit; and

(iii) make a Rate Lock Request.

(B) After submission of the Rate Lock Request, if the Fixed Rate quoted to Borrower is greater than the Maximum Fixed Rate, Borrower shall not be permitted to accept the quoted Fixed Rate (or exercise its Conversion Option).  If the Fixed Rate quoted to Borrower is less than or equal to the Maximum Fixed Rate and Borrower desires to lock the Fixed Rate, Borrower shall lock the Fixed Rate in the manner prescribed by Lender and the date of such rate lock shall be deemed the “Conversion Exercise Date.”  In no event shall the Conversion Exercise Date be earlier than the date two (2) months prior to the Conversion Effective Date nor later than the date one (1) month prior to the Conversion Effective Date.  On or before 5:00 p.m. (Eastern Time) of the Conversion Exercise Date, Borrower and Lender shall confirm to each other in writing from Lender to Borrower, acknowledged and accepted in writing by Borrower and transmitted, in each case, by facsimile or other electronic transmission acceptable to Lender, (i) the Fixed Rate, (ii) the New Maturity Date, (iii) the Conversion Effective Date, (iv) the new Monthly Debt Service Payment (v) the Initial Fixed Rate Payment Date, and (vi) the Conversion Closing Date (which date shall be no later than ten (10) days after the Conversion Exercise Date).

(C) If the Conversion closes, Lender shall refund the Good Faith Deposit to Borrower within thirty (30) days after the Conversion Closing Date.  If Borrower pays the Good Faith Deposit

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 5
Fannie Mae	09-20	© 2020 Fannie Mae

but does not timely exercise the Conversion Option and the Fixed Rate is not rate locked, Lender shall refund the Good Faith Deposit to Borrower within forty-five (45) days after receipt of a written request from Borrower (and the interest rate shall remain at the Adjustable Rate).  If Borrower timely exercises the Conversion Option and locks the Fixed Rate, but the Conversion is not effectuated for any reason other than a default by Lender in performing its obligations under the Loan Agreement, Borrower shall forfeit the Good Faith Deposit and (i) if the MBS Investor is not Fannie Mae, shall be fully liable for, and agrees to pay on demand, any and all loss, costs and/or damages incurred by Lender in connection with Borrower’s failure to effectuate the Conversion as provided herein, including any loss, costs and/or damages incurred by Lender in excess of the Good Faith Deposit, and (ii) if the MBS Investor is Fannie Mae or if the Mortgage Loan is held by Fannie Mae and does not back an MBS, the Good Faith Deposit shall serve as liquidated damages resulting from failure to effectuate the Conversion.  Borrower expressly acknowledges that by electing to convert the interest rate on the Mortgage Loan to the Fixed Rate, and agreeing to the Fixed Rate as provided herein, Borrower is causing Lender to take a position in the financial markets in reliance thereon, and the failure of Borrower to convert the interest rate on the Mortgage Loan to the Fixed Rate as provided herein may cause Lender to incur economic damages.

(d) Amendment to Multifamily Loan and Security Agreement.

The Conversion shall be evidenced by the Conversion Amendment, which shall include a provision pursuant to which Borrower represents, warrants, and confirms the items set forth in Section 7(e)(1)(A), (B), (C), and (E) of this Schedule.

(e) Conditions Precedent to Closing of Conversion.

(1)             Borrower’s right to effectuate the Conversion and Lender’s obligation to execute and deliver the Conversion Amendment, shall be subject to satisfaction of the conditions precedent below.

(A) All representations and warranties of Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Conversion Closing Date as though made on and as of the Conversion Closing Date.

(B) Borrower shall have performed or complied with all of its obligations under the Loan Agreement to be performed or complied with on or before the Conversion Closing Date.

(C) As of the Conversion Closing Date, no Event of Default shall have occurred and be continuing (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing).

(D) On the Conversion Closing Date, Lender shall have received all of the following, each of which, where applicable, shall be executed by individuals authorized to do so, shall be dated as of the Closing Date, and shall be in form and substance acceptable to Lender:

(i) the Conversion Amendment;

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 6
Fannie Mae	09-20	© 2020 Fannie Mae

(ii) an endorsement to the Title Policy or a new Title Policy as of the Conversion Closing Date showing that the Security Instrument constitutes a valid mortgage lien on the Mortgaged Property, with the same lien priority insured by the Title Policy on the Effective Date, subject only to the Permitted Encumbrances;

(iii) either (A) the Survey, redated to a date within fifteen (15) days prior to the Conversion Closing Date showing that there are no Liens or other matters that have arisen since the date of the Survey other than matters approved in writing by Lender, or (B) affirmative coverage in the title insurance endorsement referred to in Section 7(e)(1)(D)(ii) of this

Schedule that there are no exceptions based upon the results of a visual inspection of the Mortgaged Property, or the absence of any exception based upon any facts or conditions which have arisen since the date of the Survey and which would be disclosed by a current survey of the Mortgaged Property;

(iv) if necessary, as determined by Lender, an amendment to the Security Instrument to be recorded in the land records and insured as a supplement to the Security Instrument to reflect the New Maturity Date;

(v) an opinion of counsel satisfactory to Lender as to such matters as Lender may reasonably request; and

(vi) such other documents as Lender may reasonably request related to the Loan Agreement, the Conversion Amendment or the transactions contemplated hereby or thereby.

(E) The Mortgaged Property shall not have been damaged, destroyed or subject to any condemnation or other taking, in whole or any material part.

(2) Borrower shall pay to Lender upon demand and as a condition to closing of the Conversion all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing and preparing any and all documents in connection with the Conversion, regardless of whether the Conversion is closed.

(8) Property Condition Assessment.

Notwithstanding the provisions of Section 13.02(a)(3)(A) of the Loan Agreement, if the jConversion Option is exercised for any Mortgaged Property other than an “affordable housing property” (as indicated on the Summary of Loan Terms), and extends the Loan Term, then a new property condition assessment shall be required in the earlier of (a) the Loan Year that would have been the final Loan Year of the Mortgage Loan had the Conversion Option not been exercised, or (b) the tenth Loan Year.

[Remainder of Page Intentionally Blank]

Schedule 3 to Multifamily Loan and
Security Agreement - Schedule of Interest
Rate Type Provisions (Structured ARM
(SOFR)) and Fixed Rate Conversion Option	Form 6103.SARM (SOFR)	Page 7
Fannie Mae	09-20	© 2020 Fannie Mae

SCHEDULE 4 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Prepayment Premium Schedule
(1% Prepayment Premium – ARM, SARM)

1.	Defined Terms.

All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Loan Agreement.

2.	Prepayment Premium.

(a) Any Prepayment Premium payable under Section 2.03 (Lockout/Prepayment) of the Loan Agreement shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

Prepayment Lockout Period 5.00%

Second Loan Year, and each 1.00%

Loan Year thereafter

(b) Notwithstanding the provisions of Section 2.03 (Lockout/Prepayment) of the Loan Agreement or anything to the contrary in this Prepayment Premium Schedule, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.

Schedule 4 to Multifamily Loan and
Security Agreement (Prepayment Premium
Schedule – 1% Prepayment Premium –
ARM, SARM)	Form 6104.11	Page 1
Fannie Mae	01-11	© 2020 Fannie Mae

SCHEDULE 5 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT
Required Replacement Schedule

SEE ATTACHED

Multifamily Loan and Security Agreement
(Non-Recourse)	Form 6001.NR	Page 1
Schedule 5	06-19	© 2020 Fannie Mae

Sect. No.	Item	Capital Expense Category	AVG EUL (YR)	EFF AGE (YR)	RUL (YR)	Qty	Unit of Meas.	Unit Cost	Total Cost over Eval. Period	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12

Site Components

3.1.4	Parking stall, paint, white	Parking Pavement	5	4	1	399	EA	$5	$3,990	$1,995								$1,995
3.2.8	Swimming pool, plaster shell refinish	Pool/Spa Plaster Or Lining	8	5	3	1	LS	$5,000	$5,000				$5,000
Structural Frame and Building Envelope (Architectural Components)
3.2.3	Properly clean and re-coat the exposed concrete in breezeways	Balconies, Stairs And Upper Level Walkways	7	5	2	6	EA	$1,000	$12,000			$6,000								$6,000
3.2.4	Properly clean and repaint the exterior building cladding, fencing, and railings	Cladding	7	5	2	15,000	SF	$1	$30,000			$15,000								$15,000

Mechanical, Electrical And Plumbing Systems
3.3.3	Condensing units	Air Conditioning Equipment	15	5	10	75	TON	$850	$63,750												$63,750
3.3.1	Water heater domestic electric (10, 30, 40, 52 GAL.)	Domestic Water Supply Lines And Distribution	10	5	5	152	EA	$400	$60,800						$8,685	$8,685	$8,686	$8,686	$8,686	$8,686	$8,686
Vertical Transportation, Including Elevators And Stairs
Life Safety And Fire Protection
Interior Elements (Dwelling Units And Common Areas)

Multifamily Loan and Security Agreement
(Non-Recourse)	Form 6001.NR	Page 2
Schedule 5	06-19	© 2020 Fannie Mae

SCHEDULE 6 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Required Repair Schedule

Items to be completed	Time-frame for completion	Life Safety (Y~)	Estimated cost of completion	Escrow %	Escrowed Amount
1. Exterior Sealants - CMC requires the	Within 12 months	N	$4.200	Waived	$-
replacement of isolated areas of	of Closing
damaged /weathered sealant.
2. CMC requires the repl1cement of cracked and	Within 12 months	N	$10.000	Waived	$-
damaged brick veneer and tuckpointing.	of Closing
3. CMC requires the inspection/repair of the fire	Within 6 months of	N	$1.000	Waived	$-
sprinkler lines in areas of water staining (Buildings	Closing
5 and 6)

Multifamily Loan and Security Agreement
(Non-Recourse)	Form 6001.NR	Page 1
Schedule 6	06-19	© 2020 Fannie Mae

SCHEDULE 7 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Exceptions to Representations and Warranties Schedule

With respect to Section 4.01(j)(1), there is an ongoing tax contest with the Dallas County Appraisal District regarding the assessed value of the Property, pursuant to which all taxes due and payable have been paid.

Multifamily Loan and Security Agreement
(Non-Recourse)	Form 6001.NR	Page 1
Schedule 7	06-19	© 2020 Fannie Mae

SCHEDULE 8 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Ownership Interests Schedule

[Remainder of Page Intentionally Blank]

Multifamily Loan and Security Agreement
(Non-Recourse)	Form 6001.NR	Page 1
Schedule 8	06-19	© 2020 Fannie Mae

EXHIBIT A

MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT
(Replacement Reserve – Deposits Partially or Fully Waived)

The foregoing Loan Agreement is hereby modified as follows:

1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement.

2. The Definitions Schedule is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Reduced Monthly Replacement Reserve Deposit” has the meaning set forth in the Summary of Loan Terms.

3. Section 13.01(b) (Monthly Replacement Reserve Deposits) of the Loan Agreement is hereby amended by adding the following provisions to the end thereof:

(1) Partial or Full Waiver of Monthly Replacement Reserve Deposit.

Notwithstanding the foregoing or anything in this Loan Agreement to the contrary, on the Effective Date, Lender has agreed to partially reduce, defer or fully waive Borrower’s obligation to make full Monthly Replacement Reserve Deposits.  Subject to the provisions of Section 13.01(b)(2) (Reinstatement of Monthly Replacement Reserve Deposit), Borrower shall deposit the applicable Reduced Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date.

(2) Reinstatement of Monthly Replacement Reserve Deposit.

In the event that (A) at any time during the Loan Term Lender provides written notice to Borrower that the Mortgaged Property is not being maintained in accordance with the requirements set forth in the Loan Documents, or (B) an Event of Default has occurred and is continuing under any of the Loan Documents, then upon the earlier of (i) the date specified by Lender in such written notice to Borrower or (ii) the first day of the first calendar month after the occurrence of such Event of Default, Borrower shall commence paying the full Monthly Replacement Reserve Deposits throughout the remaining Loan Term.

Modifications to Multifamily Loan and
Security Agreement (Replacement Reserve
– Deposits Partially or Fully Waived)	Form 6220	Page 1
Fannie Mae	08-14	© 2014 Fannie Mae

EXHIBIT B

MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT
(Waiver of Imposition Deposits)

The foregoing Loan Agreement is hereby modified as follows:

1.	Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement.
2.	The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Insurance Impositions” means the premiums for maintaining all Required Insurance Coverage.

“Required Insurance Coverage” means the insurance coverage required pursuant to Article 9 (Insurance) of the Loan Agreement and under any other Loan Document.

3. Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) of the Loan Agreement is hereby amended by adding the following provisions to the end thereof:

(b) Conditional Waiver of Collection of Imposition Deposits.

(1) Notwithstanding anything contained in this Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) to the contrary, Lender hereby agrees to waive the collection of Imposition Deposits for Taxes, provided, that:

(A) Borrower shall pay all Taxes directly to the appropriate taxing authority at least ten (10) days prior to the date such Taxes are due;

(B) Borrower shall provide Lender with evidence acceptable to Lender of payments of Taxes within five (5) days after the date such Taxes are paid; and

(C) Borrower shall pay the cost of a third-party tax search service firm engaged by Lender to confirm payment of the Taxes when due.

(2) Notwithstanding anything contained in this Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) to the contrary, Lender hereby agrees to waive the collection of Imposition Deposits for Insurance Impositions, provided, that:

(A) Borrower shall pay such Insurance Impositions directly to the carrier or agent ten (10) days prior to expiration or as necessary to prevent the Required Insurance Coverage from lapsing due to non-payment of premiums;

(B) Borrower shall provide Lender with proof of payment acceptable to Lender of all Insurance Impositions within five (5) days after the date such Insurance Impositions are paid; and

Modifications to Multifamily Loan and
Security Agreement (Waiver of Imposition
Deposits)	Form 6228	Page 1
Fannie Mae	04-12	© 2012 Fannie Mae

(C) Borrower shall cause its insurance agent to provide Lender with such certifications regarding the Required Insurance Coverage as Lender may request from time to time evidencing that the Insurance Impositions have been paid in a timely manner and that all of the Required Insurance Coverage is in full force and effect.

(4) Lender reserves the right to require Borrower to deposit the Imposition Deposits with Lender on each Payment Date for Taxes and Insurance Impositions in accordance with this Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) upon:

(A) Borrower’s failure to pay Taxes or Insurance Impositions or to provide Lender with proof of payment of Taxes and Insurance Impositions as required in this Section 12.02(b) (Conditional Waiver of Collection of Imposition Deposits);

(B) Borrower’s failure to maintain insurance coverage in accordance with the requirements of Article 9 (Insurance);

(C) the occurrence of any Transfer which is not permitted by the Loan Documents, or any Transfer which requires Lender’s consent; or

(D) the occurrence of a default under any of the other terms, conditions and covenants set forth in this Loan Agreement or any of the other Loan Documents.

(5) Except as specifically provided in this Section 12.02(b) (Conditional Waiver of Collection of Imposition Deposits), the provisions of Article 9 (Insurance) shall remain in full force and effect.

Modifications to Multifamily Loan and
Security Agreement (Waiver of Imposition
Deposits)	Form 6228	Page 2
Fannie Mae	04-12	© 2012 Fannie Mae